UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number_811-06336

                     Franklin Templeton International Trust
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                 One Franklin Parkway, San Mateo, CA 94403-1906
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

          Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
          --------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 10/31
                         -----

Date of reporting period: 10/31/09
                          --------

Item 1. Reports to Stockholders.



OCTOBER 31, 2009

ANNUAL REPORT AND SHAREHOLDER LETTER

A series of Franklin Templeton International Trust

SIGN UP FOR ELECTRONIC DELIVERY on FRANKLINTEMPLETON.COM

INTERNATIONAL

                                    TEMPLETON
                         FOREIGN SMALLER COMPANIES FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)
                      Franklin . TEMPLETON . Mutual Series

                           Franklin Templeton Investments

                           GAIN FROM OUR PERSPECTIVE(R)

                           Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin,
                           Templeton and Mutual Series.

SPECIALIZED EXPERTISE      Each of our portfolio management groups operates
                           autonomously, relying on its own research and staying
                           true to the unique investment disciplines that
                           underlie its success.

                           FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                           TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                           MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION       Because our management groups work independently and
                           adhere to different investment approaches, Franklin,
                           Templeton and Mutual Series funds typically have
                           distinct portfolios. That's why our funds can be used
                           to build truly diversified allocation plans covering
                           every major asset class.

RELIABILITY YOU CAN        At Franklin Templeton Investments, we seek to
TRUST                      consistently provide investors with exceptional
                           risk-adjusted returns over the long term, as well as
                           the reliable, accurate and personal service that has
                           helped us become one of the most trusted names in
                           financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

                          Not part of the annual report

Contents

Shareholder Letter ........................................................    1
ANNUAL REPORT
Templeton Foreign Smaller Companies Fund ..................................    3
Performance Summary .......................................................    8
Your Fund's Expenses ......................................................   13
Financial Highlights and Statement of Investments .........................   15
Financial Statements ......................................................   23
Notes to Financial Statements .............................................   27
Report of Independent Registered Public Accounting Firm ....................  36
Tax Designation ...........................................................   37
Board Members and Officers ................................................   39
Shareholder Information ...................................................   44

Shareholder Letter

          Dear Shareholder:

          The one-year period ended October 31, 2009, offered a vivid reminder of the changeable nature of financial markets. Global economies began the year in a recession that eased later due to coordinated efforts by many governments to address spreading liquidity and credit problems. Economic growth within several key countries returned to positive territory near period-end. Global equity markets experienced record-high volatility until March and then had an exceptionally strong rally from mid-March through September. In October, the markets cooled when investors began to question the durability of the nascent global recovery due to increasingly mixed economic signals, especially within the U.S.

          Given recent events, we think it is important to put short-term market developments in perspective. Keep in mind we have navigated through past periods of market volatility by remaining committed to our long-term perspective and disciplined investment philosophy. During such times, we search for bargains we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us reasons to be optimistic about future market stabilization and economic recovery.

          Templeton Foreign Smaller Companies Fund's annual report goes into greater detail about prevailing conditions during the period under review. In addition, you will also find performance data, financial information and a discussion from the portfolio managers. Please remember that all securities markets fluctuate, as do mutual fund share prices.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

          If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

          Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 50 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

          We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

          Sincerely,


          /s/ Rupert H. Johnson, Jr.
          --------------------------------------
          Rupert H. Johnson, Jr.
          President and Chief Executive Officer
          - Investment Management
          Franklin Templeton International Trust

          THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        2 | Not part of the annual report

Annual Report

Templeton Foreign Smaller Companies Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Foreign Smaller Companies Fund seeks to provide long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 10/31/09

                                   (PIE CHART)

Asia                                       40.5%
Europe                                     31.9%
North America                              12.7%
Australia & New Zealand                    10.1%
Latin America & Caribbean                   1.1%
Short-Term Investments & Other Net Assets   3.7%


PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Templeton Foreign Smaller Companies Fund's annual report for the fiscal year ended October 31, 2009.

PERFORMANCE OVERVIEW

For the 12 months under review, Templeton Foreign Smaller Companies Fund - Class A delivered a +58.99% cumulative total return. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, which had a +28.41% total

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


                                Annual Report | 3
return for the same period.(1) The Fund performed comparably to the Standard & Poor's (S&P) Global ex-U.S. less than $2 Billion Index, another relevant measure of Fund performance, which posted a +60.01% cumulative total return for the reporting period.(2) Please note that index performance information is provided for reference and that we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

The global economy and equity markets experienced two distinct periods during the 12 months ended October 31, 2009. The first period, from November 2008 through the middle of March 2009, was marked by the deepening of the global financial crisis and the full onslaught of economic recession, a significant further decline in asset values and the return of extremely elevated equity volatility. In the second period, the global economy and financial markets reached their bottoms and began to rebound. Global equities surged from their lowest valuation levels in a quarter century, gaining more than 60% in U.S.-dollar terms as massive government monetary and fiscal interventions followed by nascent signs of economic revival buoyed investor sentiment.(3)

The review period began in the aftermath of Lehman Brothers' demise and AIG's liquidity crisis, when both interbank and third-party lending ground to a halt amid rampant counterparty mistrust. As financial institutions, corporations and consumers rushed to reduce debt, asset prices slumped and deflationary pressures took hold. At this point in the crisis, problems festering in the global financial system spilled over into the real economy. Corporate earnings contracted, commodity prices more than halved from their peaks, U.S. unemployment hit a 26-year high, and the Baltic Exchange

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

(2.) Source: (C) 2009 Morningstar. The S&P Global ex-U.S. less than $2 Billion
     Index is a free float-adjusted, market capitalization-weighted index designed to measure the performance of global developed market equity securities excluding the U.S., with market capitalizations less than $2 billion. Formerly, the index was called S&P/Citigroup Global Equity ex-U.S. less than $2 Billion Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

(3.) Source: (C) 2009 Morningstar. The MSCI All Country World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.


                                4 | Annual Report

Dry Index, a key measure of global trade activity, fell by a staggering 94%.(4) Policymakers around the world responded decisively, slashing interest rates, recapitalizing faltering banks, and otherwise guaranteeing significant portions of the private sector's collective liabilities.

The aggressive intervention succeeded in back-stopping some of the largest banks, making it highly unlikely that corporate funding crises would lead to systemic insolvency. Equity valuations that formerly implied the possibility of imminent bankruptcy were revised upward to reflect the new government guarantees, and stocks rallied. The U.S. dollar slumped as the flight to safety subsided, underpinning a rebound in commodity prices. Further supporting the upturn were intermittent reports of better-than-expected economic data and corporate earnings. Some of the world's largest economies, including the U.S., Japan, France and Germany, returned to growth near the end of the period, though generous incentives and inventory adjustments were largely responsible for the acceleration in economic activity. Meanwhile, large-scale cost reductions were credited for the wave of positive corporate earnings surprises. Skepticism surrounding the sustainability of these trends appeared partially responsible for the increased equity market volatility that reappeared in the final month of the reporting period.

INVESTMENT STRATEGY

We take a bottom-up, value-oriented long-term approach to investing. We focus our analysis on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins and liquidation value. We are patient investors and may hold a security for several years as we wait for the market to recognize a company's true worth.

MANAGER'S DISCUSSION

A majority of the Fund's holdings posted strong total returns during the period under review. Three of our best-performing investments during this time included Nichii Gakkan, Canaccord Capital and Downer EDI.

Nichii Gakkan is the dominant provider of outsourced medical administrative services for hospitals and clinics in Japan. After a few challenging years, earnings recovered sharply during the Fund's fiscal year due to a more positive regulatory environment in Japan; aggressive cost-cutting efforts that resulted in a leaner operating base; and improving occupancy rates in the

(4.) Source: Baltic Exchange Information Services Ltd. The Baltic Exchange Dry
     Index is a measure of the cost to ship bulk goods by sea. The index is considered a leading indicator of global economic and trade activity, as demand to move commodities foreshadows the production of finished goods.

TOP 10 SECTORS/INDUSTRIES

10/31/09

                                                 % OF TOTAL
                                                 NET ASSETS
                                                 ----------
Commercial Banks                                   10.6%
Capital Markets                                     8.1%
Textiles, Apparel & Luxury Goods                    8.0%
Commercial Services & Supplies                      5.1%
Machinery                                           5.1%
Leisure Equipment & Products                        3.8%
Electronic Equipment, Instruments & Components      3.5%
Communications Equipment                            3.5%
Air Freight & Logistics                             3.3%
Distributors                                        3.1%


                                Annual Report | 5

TOP 10 EQUITY HOLDINGS
10/31/09

COMPANY                                      % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                     NET ASSETS
------------------------                     ----------
Canaccord Capital Inc.                          2.7%
   CAPITAL MARKETS, CANADA
Busan Bank                                      2.4%
   COMMERCIAL BANKS, SOUTH KOREA
Yule Catto & Co. PLC                            2.3%
   CHEMICALS, U.K.
Henderson Group PLC                             2.3%
   CAPITAL MARKETS, U.K.
Pacific Brands Ltd.                             2.2%
   DISTRIBUTORS, AUSTRALIA
Downer EDI Ltd.                                 2.2%
   COMMERCIAL SERVICES & SUPPLIES, AUSTRALIA
Dah Sing Financial Group                        2.1%
   COMMERCIAL BANKS, HONG KONG
Draka Holding NV                                2.1%
   ELECTRICAL EQUIPMENT, NETHERLANDS
Bank of Ayudhya Public Co. Ltd., fgn.           2.0%
   COMMERCIAL BANKS, THAILAND
Sol Melia SA                                    1.9%
   HOTELS, RESTAURANTS & LEISURE, SPAIN

company's nursing home business, which became profitable. In addition, a major change in strategy by new management to focus on profits rather than market share expansion also aided results. We sought to take advantage of Nichii Gakkan's recent share-price strength and profitably liquidated the Fund's position by period-end.

Canaccord Capital is an independent Canadian brokerage firm. The company's share price experienced a strong rebound due to the completion of restructuring efforts, successful cost-cutting initiatives that led to a return to profitability (and better-than-expected financial results), and general improvement in the investment banking business outlook. According to our analysis, Canaccord's strong relationships with issuers and institutional clients hold the potential for the company to garner a fair share of business if markets recover further. Also, in our view, Canaccord did a good job in right-sizing the company for the recent business environment.

Based in Australia, Downer EDI provides business services in four major areas: engineering, mining and resources, infrastructure services and railroads. The company benefited from its new management, the disposal of non-core assets and the renewal of several major contracts. As a result of these positive developments, Downer EDI's share price was very strong.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended October 31, 2009, the U.S. dollar fell in value relative to most currencies. As a result, the Fund's performance was positively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Despite the Fund's positive results, some of our holdings disappointed during the year under review, including PaperlinX, Meitec and MDS.

Based in Australia, PaperlinX is a leading paper and forest products firm. PaperlinX's primary aim during the fiscal year was to transition away from being a commodity-focused business that solely sells coated and uncoated papers to providing a more differentiated service. As this was achieved, PaperlinX's business mix improved and prices increased among its European operations. However, weak global economic conditions negatively impacted demand dynamics within the paper and forest products industry, creating downward pressure on PaperlinX's stock price. We continued to hold PaperlinX in the Fund's portfolio at period-end, based upon our view of the company's longer-term prospects.


                                6 | Annual Report

Japan's Meitec provides outsourced engineering and technical talent to that country's major corporations. Its diversified client base includes leaders in the automotive, semiconductor, electronics and electronic equipment, software and industrial machinery industries, among others. Our analysis indicated Meitec was well positioned to benefit from growing demand for flexible labor among Japanese companies. However, Japan's weak economic environment during the period led to lower demand and utilization rates, which crimped Meitec's profits. Additionally, Japanese companies continued to move manufacturing offshore, especially to China. This created a more difficult operating environment for Meitec.

MDS is a diversified Canadian health care company. Its primary business lines are in medical radioisotope product manufacturing for applications in cancer treatment radiology, diagnostic imaging and product sterilization; analytical instruments for drug discovery; and contract pharmaceuticals research. A confluence of setbacks and disappointing execution hindered MDS's stock price over the past year, and we sold the Fund's position by period-end.

Thank you for your continued participation in Templeton Foreign Smaller Companies Fund. We look forward to serving your future investment needs.

[PHOTO OF BRADLEY RADIN]


/s/ Bradley Radin
--------------------------------------------
Bradley Radin, CFA


[PHOTO OF HARLAN B. HODES]


/s/ Harlan B. Hodes
--------------------------------------------
Harlan B. Hodes, CPA
Portfolio Management Team
Templeton Foreign Smaller Companies Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                Annual Report | 7

Performance Summary as of 10/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FINEX)                       CHANGE   10/31/09   10/31/08
-----------------------                      -------   --------   --------
Net Asset Value (NAV)                         +$4.24    $12.82      $8.58
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.4470
Long-Term Capital Gain             $0.0523
   TOTAL                           $0.4993

CLASS B (SYMBOL: N/A)                         CHANGE   10/31/09   10/31/08
-----------------------                      -------   --------   --------
Net Asset Value (NAV)                         +$4.10    $12.34      $8.24
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.3487
Long-Term Capital Gain             $0.0523
   TOTAL                           $0.4010

CLASS C (SYMBOL: FCFSX)                       CHANGE   10/31/09   10/31/08
-----------------------                      -------   --------   --------
Net Asset Value (NAV)                         +$4.13    $12.39      $8.26
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.3384
Long-Term Capital Gain             $0.0523
   TOTAL                           $0.3907

ADVISOR CLASS (SYMBOL: FTFAX)                 CHANGE   10/31/09   10/31/08
-----------------------------                -------   --------   --------
Net Asset Value (NAV)                         +$4.19    $12.81      $8.62
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.5082
Long-Term Capital Gain             $0.0523
   TOTAL                           $0.5605


                                8 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                           1-YEAR    5-YEAR   10-YEAR
-------                                          -------   -------   -------
Cumulative Total Return(1)                        +58.99%   +30.66%   +93.24%
Average Annual Total Return(2)                    +49.91%    +4.26%    +6.18%
Value of $10,000 Investment(3)                   $14,991   $12,317   $18,213
Avg. Ann. Total Return (9/30/09)(4)                +7.68%    +4.81%    +6.17%
   Total Annual Operating Expenses(5)    1.53%

CLASS B                                           1-YEAR    5-YEAR   10-YEAR
-------                                          -------   -------   -------
Cumulative Total Return(1)                        +57.71%   +25.80%   +81.49%
Average Annual Total Return(2)                    +53.71%    +4.48%    +6.14%
Value of $10,000 Investment(3)                   $15,371   $12,450   $18,149
Avg. Ann. Total Return (9/30/09)(4)                +9.59%    +5.05%    +6.13%
   Total Annual Operating Expenses(5)    2.28%

CLASS C                                           1-YEAR    5-YEAR   10-YEAR
-------                                          -------   -------   -------
Cumulative Total Return(1)                        +57.73%   +25.81%   +78.75%
Average Annual Total Return(2)                    +56.73%    +4.70%    +5.98%
Value of $10,000 Investment(3)                   $15,673   $12,581   $17,875
Avg. Ann. Total Return (9/30/09)(4)               +12.40%    +5.27%    +5.97%
   Total Annual Operating Expenses(5)    2.28%

ADVISOR CLASS                                     1-YEAR    5-YEAR   10-YEAR
-------------                                    -------   -------   -------
Cumulative Total Return(1)                        +59.33%   +32.29%   +98.15%
Average Annual Total Return(2)                    +59.33%    +5.76%    +7.08%
Value of $10,000 Investment(3)                   $15,933   $13,229   $19,815
Avg. Ann. Total Return (9/30/09)(4)               +14.49%    +6.33%    +7.07%
   Total Annual Operating Expenses(5)    1.28%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                                Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   10/31/09
-------   --------
1-Year    +49.91%
5-Year     +4.26%
10-Year    +6.18%

CLASS A (11/1/99-10/31/09)

                              (PERFORMANCE GRAPH)

                 TEMPLETON FOREIGN SMALLER COMPANIES                     S&P/CITIGROUP GLOBAL EQUITY EX-U.S. LESS
     DATE                   FUND - CLASS A             MSCI EAFE INDEX          THAN $2 BILLION INDEX
--------------   -----------------------------------   ---------------   ----------------------------------------
  11/1/1999                      9425                      10000                           10000
  11/30/1999                     9543                      10350                           10239
  12/31/1999                    10132                      11280                           10789
  1/31/2000                     10000                      10566                           10805
  2/29/2000                     10013                      10852                           11079
  3/31/2000                     10561                      11275                           11130
  4/30/2000                     10231                      10684                           10323
  5/31/2000                     10218                      10425                           10142
  6/30/2000                     10750                      10835                           10765
  7/31/2000                     10670                      10383                           10341
  8/31/2000                     10757                      10475                           10650
  9/30/2000                     10152                       9967                           10101
  10/31/2000                     9587                       9734                            9364
  11/30/2000                     9427                       9371                            9033
  12/31/2000                     9802                       9706                            9254
  1/31/2001                     10282                       9701                            9559
  2/28/2001                      9926                       8975                            9307
  3/31/2001                      9096                       8381                            8663
  4/30/2001                      9583                       8968                            9148
  5/31/2001                     10036                       8659                            9231
  6/30/2001                      9724                       8308                            8972
  7/31/2001                      9530                       8158                            8607
  8/31/2001                      9261                       7953                            8619
  9/30/2001                      8039                       7149                            7542
  10/31/2001                     8218                       7332                            7817
  11/30/2001                     8743                       7602                            8195
  12/31/2001                     9142                       7648                            8352
  1/31/2002                      9247                       7242                            8312
  2/28/2002                      9437                       7293                            8429
  3/31/2002                     10082                       7691                            8922
  4/30/2002                     10405                       7747                            9135
  5/31/2002                     10700                       7852                            9380
  6/30/2002                     10147                       7542                            8973
  7/31/2002                      9338                       6798                            8371
  8/31/2002                      9099                       6785                            8311
  9/30/2002                      8332                       6058                            7591
  10/31/2002                     8628                       6384                            7653
  11/30/2002                     8895                       6674                            7932
  12/31/2002                     8816                       6450                            7896
  1/31/2003                      8547                       6182                            7903
  2/28/2003                      8264                       6040                            7818
  3/31/2003                      8129                       5926                            7722
  4/30/2003                      8915                       6514                            8284
  5/31/2003                      9637                       6914                            8995
  6/30/2003                      9984                       7086                            9454
  7/31/2003                     10481                       7258                            9814
  8/31/2003                     11042                       7435                           10427
  9/30/2003                     11333                       7665                           10953
  10/31/2003                    12078                       8144                           11757
  11/30/2003                    12306                       8326                           11812
  12/31/2003                    12929                       8977                           12571
  1/31/2004                     13372                       9104                           13061
  2/29/2004                     13801                       9316                           13536
  3/31/2004                     13737                       9372                           14060
  4/30/2004                     13265                       9168                           13480
  5/31/2004                     13208                       9208                           13286
  6/30/2004                     13572                       9413                           13778
  7/31/2004                     13235                       9109                           13315
  8/31/2004                     13235                       9151                           13497
  9/30/2004                     13623                       9392                           14009
  10/31/2004                    13939                       9713                           14433
  11/30/2004                    14909                      10379                           15566
  12/31/2004                    15491                      10835                           16339
  1/31/2005                     15425                      10637                           16528
  2/28/2005                     16034                      11099                           17301
  3/31/2005                     15696                      10824                           16876
  4/30/2005                     15101                      10582                           16408
  5/31/2005                     15300                      10598                           16479
  6/30/2005                     15717                      10743                           16931
  7/31/2005                     16336                      11073                           17671
  8/31/2005                     16336                      11356                           18090
  9/30/2005                     16875                      11864                           18969
  10/31/2005                    16030                      11518                           18305
  11/30/2005                    16578                      11803                           19089
  12/31/2005                    17229                      12353                           20462
  1/31/2006                     18195                      13112                           21912
  2/28/2006                     18415                      13086                           21718
  3/31/2006                     19000                      13523                           22545
  4/30/2006                     19873                      14179                           23767
  5/31/2006                     18915                      13645                           22433
  6/30/2006                     18463                      13650                           21801
  7/31/2006                     18378                      13787                           21562
  8/31/2006                     18760                      14170                           22235
  9/30/2006                     19073                      14195                           22306
  10/31/2006                    19684                      14748                           23249
  11/30/2006                    20431                      15193                           24367
  12/31/2006                    21340                      15671                           25191
  1/31/2007                     21646                      15778                           25610
  2/28/2007                     21829                      15908                           26222
  3/31/2007                     22767                      16321                           27124
  4/30/2007                     23684                      17060                           28386
  5/31/2007                     24561                      17382                           29279
  6/30/2007                     25313                      17409                           29613
  7/31/2007                     25926                      17155                           30216
  8/31/2007                     25017                      16891                           28783
  9/30/2007                     25466                      17798                           30209
  10/31/2007                    25885                      18499                           31953
  11/30/2007                    23108                      17895                           29411
  12/31/2007                    23069                      17494                           28929
  1/31/2008                     20170                      15879                           25928
  2/29/2008                     20942                      16112                           27349
  3/31/2008                     20918                      15950                           26632
  4/30/2008                     21912                      16836                           27385
  5/31/2008                     21900                      17032                           27787
  6/30/2008                     20124                      15642                           25437
  7/31/2008                     19154                      15142                           24367
  8/31/2008                     18815                      14532                           23062
  9/30/2008                     15998                      12436                           19129
  10/31/2008                    11455                       9927                           14298
  11/30/2008                    10681                       9395                           13560
  12/31/2008                    11025                       9961                           14710
  1/31/2009                     10158                       8985                           13839
  2/28/2009                      9419                       8066                           12735
  3/31/2009                     10129                       8581                           13847
  4/30/2009                     12218                       9694                           16099
  5/31/2009                     13937                      10858                           18886
  6/30/2009                     14335                      10800                           19086
  7/31/2009                     16182                      11787                           20804
  8/31/2009                     17006                      12430                           21689
  9/30/2009                     18284                      12908                           23088
  10/31/2009                    18213                      12747                           22878
Total Returns                       1                          0                               1

AVERAGE ANNUAL TOTAL RETURN

CLASS B   10/31/09
-------   --------
1-Year    +53.71%
5-Year     +4.48%
10-Year    +6.14%

CLASS B (11/1/99-10/31/09)

                              (PERFORMANCE GRAPH)

                 TEMPLETON FOREIGN SMALLER COMPANIES                     S&P/CITIGROUP GLOBAL EQUITY EX-U.S. LESS
     DATE                    FUND - CLASS B            MSCI EAFE INDEX         THAN $2 BILLION INDEX
--------------   -----------------------------------   ---------------   ----------------------------------------
  11/1/1999                     10000                      10000                           10000
  11/30/1999                    10118                      10350                           10239
  12/31/1999                    10730                      11280                           10789
  1/31/2000                     10589                      10566                           10805
  2/29/2000                     10596                      10852                           11079
  3/31/2000                     11166                      11275                           11130
  4/30/2000                     10807                      10684                           10323
  5/31/2000                     10786                      10425                           10142
  6/30/2000                     11342                      10835                           10765
  7/31/2000                     11250                      10383                           10341
  8/31/2000                     11335                      10475                           10650
  9/30/2000                     10692                       9967                           10101
  10/31/2000                    10091                       9734                            9364
  11/30/2000                     9915                       9371                            9033
  12/31/2000                    10305                       9706                            9254
  1/31/2001                     10806                       9701                            9559
  2/28/2001                     10421                       8975                            9307
  3/31/2001                      9550                       8381                            8663
  4/30/2001                     10051                       8968                            9148
  5/31/2001                     10515                       8659                            9231
  6/30/2001                     10179                       8308                            8972
  7/31/2001                      9975                       8158                            8607
  8/31/2001                      9676                       7953                            8619
  9/30/2001                      8393                       7149                            7542
  10/31/2001                     8582                       7332                            7817
  11/30/2001                     9115                       7602                            8195
  12/31/2001                     9520                       7648                            8352
  1/31/2002                      9631                       7242                            8312
  2/28/2002                      9822                       7293                            8429
  3/31/2002                     10485                       7691                            8922
  4/30/2002                     10809                       7747                            9135
  5/31/2002                     11119                       7852                            9380
  6/30/2002                     10534                       7542                            8973
  7/31/2002                      9693                       6798                            8371
  8/31/2002                      9435                       6785                            8311
  9/30/2002                      8631                       6058                            7591
  10/31/2002                     8933                       6384                            7653
  11/30/2002                     9206                       6674                            7932
  12/31/2002                     9112                       6450                            7896
  1/31/2003                      8830                       6182                            7903
  2/28/2003                      8534                       6040                            7818
  3/31/2003                      8386                       5926                            7722
  4/30/2003                      9186                       6514                            8284
  5/31/2003                      9926                       6914                            8995
  6/30/2003                     10278                       7086                            9454
  7/31/2003                     10782                       7258                            9814
  8/31/2003                     11352                       7435                           10427
  9/30/2003                     11641                       7665                           10953
  10/31/2003                    12404                       8144                           11757
  11/30/2003                    12626                       8326                           11812
  12/31/2003                    13258                       8977                           12571
  1/31/2004                     13704                       9104                           13061
  2/29/2004                     14135                       9316                           13536
  3/31/2004                     14060                       9372                           14060
  4/30/2004                     13577                       9168                           13480
  5/31/2004                     13503                       9208                           13286
  6/30/2004                     13872                       9413                           13778
  7/31/2004                     13514                       9109                           13315
  8/31/2004                     13507                       9151                           13497
  9/30/2004                     13894                       9392                           14009
  10/31/2004                    14207                       9713                           14433
  11/30/2004                    15190                      10379                           15566
  12/31/2004                    15767                      10835                           16339
  1/31/2005                     15691                      10637                           16528
  2/28/2005                     16306                      11099                           17301
  3/31/2005                     15949                      10824                           16876
  4/30/2005                     15334                      10582                           16408
  5/31/2005                     15524                      10598                           16479
  6/30/2005                     15942                      10743                           16931
  7/31/2005                     16558                      11073                           17671
  8/31/2005                     16550                      11356                           18090
  9/30/2005                     17082                      11864                           18969
  10/31/2005                    16211                      11518                           18305
  11/30/2005                    16760                      11803                           19089
  12/31/2005                    17408                      12353                           20462
  1/31/2006                     18378                      13112                           21912
  2/28/2006                     18587                      13086                           21718
  3/31/2006                     19155                      13523                           22545
  4/30/2006                     20029                      14179                           23767
  5/31/2006                     19059                      13645                           22433
  6/30/2006                     18587                      13650                           21801
  7/31/2006                     18491                      13787                           21562
  8/31/2006                     18858                      14170                           22235
  9/30/2006                     19164                      14195                           22306
  10/31/2006                    19767                      14748                           23249
  11/30/2006                    20509                      15193                           24367
  12/31/2006                    21400                      15671                           25191
  1/31/2007                     21694                      15778                           25610
  2/28/2007                     21861                      15908                           26222
  3/31/2007                     22794                      16321                           27124
  4/30/2007                     23696                      17060                           28386
  5/31/2007                     24556                      17382                           29279
  6/30/2007                     25290                      17409                           29613
  7/31/2007                     25888                      17155                           30216
  8/31/2007                     24965                      16891                           28783
  9/30/2007                     25395                      17798                           30209
  10/31/2007                    25793                      18499                           31953
  11/30/2007                    23025                      17895                           29411
  12/31/2007                    22986                      17494                           28929
  1/31/2008                     20099                      15879                           25928
  2/29/2008                     20867                      16112                           27349
  3/31/2008                     20844                      15950                           26632
  4/30/2008                     21834                      16836                           27385
  5/31/2008                     21823                      17032                           27787
  6/30/2008                     20053                      15642                           25437
  7/31/2008                     19087                      15142                           24367
  8/31/2008                     18749                      14532                           23062
  9/30/2008                     15942                      12436                           19129
  10/31/2008                    11415                       9927                           14298
  11/30/2008                    10643                       9395                           13560
  12/31/2008                    10986                       9961                           14710
  1/31/2009                     10122                       8985                           13839
  2/28/2009                      9386                       8066                           12735
  3/31/2009                     10094                       8581                           13847
  4/30/2009                     12175                       9694                           16099
  5/31/2009                     13889                      10858                           18886
  6/30/2009                     14284                      10800                           19086
  7/31/2009                     16124                      11787                           20804
  8/31/2009                     16945                      12430                           21689
  9/30/2009                     18219                      12908                           23088
  10/31/2009                    18149                      12747                           22878
Total Returns                       1                          0                               1


                               10 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS C   10/31/09
-------   --------
1-Year    +56.73%
5-Year     +4.70%
10-Year    +5.98%

CLASS C (11/1/99-10/31/09)

                 TEMPLETON FOREIGN SMALLER COMPANIES                     S&P/CITIGROUP GLOBAL EQUITY EX-U.S. LESS
     DATE                  FUND - CLASS C              MSCI EAFE INDEX           THAN $2 BILLION INDEX
--------------   -----------------------------------   ---------------   ----------------------------------------
  11/1/1999                     10000                      10000                           10000
  11/30/1999                    10125                      10350                           10239
  12/31/1999                    10743                      11280                           10789
  1/31/2000                     10595                      10566                           10805
  2/29/2000                     10602                      10852                           11079
  3/31/2000                     11178                      11275                           11130
  4/30/2000                     10813                      10684                           10323
  5/31/2000                     10792                      10425                           10142
  6/30/2000                     11348                      10835                           10765
  7/31/2000                     11256                      10383                           10341
  8/31/2000                     11341                      10475                           10650
  9/30/2000                     10700                       9967                           10101
  10/31/2000                    10094                       9734                            9364
  11/30/2000                     9911                       9371                            9033
  12/31/2000                    10293                       9706                            9254
  1/31/2001                     10792                       9701                            9559
  2/28/2001                     10416                       8975                            9307
  3/31/2001                      9542                       8381                            8663
  4/30/2001                     10040                       8968                            9148
  5/31/2001                     10510                       8659                            9231
  6/30/2001                     10173                       8308                            8972
  7/31/2001                      9970                       8158                            8607
  8/31/2001                      9680                       7953                            8619
  9/30/2001                      8402                       7149                            7542
  10/31/2001                     8583                       7332                            7817
  11/30/2001                     9120                       7602                            8195
  12/31/2001                     9528                       7648                            8352
  1/31/2002                      9638                       7242                            8312
  2/28/2002                      9829                       7293                            8429
  3/31/2002                     10498                       7691                            8922
  4/30/2002                     10828                       7747                            9135
  5/31/2002                     11130                       7852                            9380
  6/30/2002                     10546                       7542                            8973
  7/31/2002                      9700                       6798                            8371
  8/31/2002                      9443                       6785                            8311
  9/30/2002                      8649                       6058                            7591
  10/31/2002                     8950                       6384                            7653
  11/30/2002                     9222                       6674                            7932
  12/31/2002                     9126                       6450                            7896
  1/31/2003                      8846                       6182                            7903
  2/28/2003                      8550                       6040                            7818
  3/31/2003                      8402                       5926                            7722
  4/30/2003                      9185                       6514                            8284
  5/31/2003                      9931                       6914                            8995
  6/30/2003                     10284                       7086                            9454
  7/31/2003                     10787                       7258                            9814
  8/31/2003                     11356                       7435                           10427
  9/30/2003                     11644                       7665                           10953
  10/31/2003                    12405                       8144                           11757
  11/30/2003                    12626                       8326                           11812
  12/31/2003                    13261                       8977                           12571
  1/31/2004                     13705                       9104                           13061
  2/29/2004                     14135                       9316                           13536
  3/31/2004                     14069                       9372                           14060
  4/30/2004                     13579                       9168                           13480
  5/31/2004                     13505                       9208                           13286
  6/30/2004                     13874                       9413                           13778
  7/31/2004                     13517                       9109                           13315
  8/31/2004                     13510                       9151                           13497
  9/30/2004                     13896                       9392                           14009
  10/31/2004                    14208                       9713                           14433
  11/30/2004                    15189                      10379                           15566
  12/31/2004                    15771                      10835                           16339
  1/31/2005                     15695                      10637                           16528
  2/28/2005                     16308                      11099                           17301
  3/31/2005                     15952                      10824                           16876
  4/30/2005                     15339                      10582                           16408
  5/31/2005                     15528                      10598                           16479
  6/30/2005                     15946                      10743                           16931
  7/31/2005                     16560                      11073                           17671
  8/31/2005                     16552                      11356                           18090
  9/30/2005                     17083                      11864                           18969
  10/31/2005                    16215                      11518                           18305
  11/30/2005                    16762                      11803                           19089
  12/31/2005                    17405                      12353                           20462
  1/31/2006                     18381                      13112                           21912
  2/28/2006                     18581                      13086                           21718
  3/31/2006                     19156                      13523                           22545
  4/30/2006                     20028                      14179                           23767
  5/31/2006                     19061                      13645                           22433
  6/30/2006                     18590                      13650                           21801
  7/31/2006                     18494                      13787                           21562
  8/31/2006                     18860                      14170                           22235
  9/30/2006                     19165                      14195                           22306
  10/31/2006                    19767                      14748                           23249
  11/30/2006                    20507                      15193                           24367
  12/31/2006                    21395                      15671                           25191
  1/31/2007                     21688                      15778                           25610
  2/28/2007                     21866                      15908                           26222
  3/31/2007                     22786                      16321                           27124
  4/30/2007                     23697                      17060                           28386
  5/31/2007                     24554                      17382                           29279
  6/30/2007                     25297                      17409                           29613
  7/31/2007                     25894                      17155                           30216
  8/31/2007                     24962                      16891                           28783
  9/30/2007                     25402                      17798                           30209
  10/31/2007                    25799                      18499                           31953
  11/30/2007                    23027                      17895                           29411
  12/31/2007                    22959                      17494                           28929
  1/31/2008                     20079                      15879                           25928
  2/29/2008                     20832                      16112                           27349
  3/31/2008                     20784                      15950                           26632
  4/30/2008                     21764                      16836                           27385
  5/31/2008                     21740                      17032                           27787
  6/30/2008                     19971                      15642                           25437
  7/31/2008                     18991                      15142                           24367
  8/31/2008                     18633                      14532                           23062
  9/30/2008                     15848                      12436                           19129
  10/31/2008                    11332                       9927                           14298
  11/30/2008                    10550                       9395                           13560
  12/31/2008                    10892                       9961                           14710
  1/31/2009                     10027                       8985                           13839
  2/28/2009                      9291                       8066                           12735
  3/31/2009                      9983                       8581                           13847
  4/30/2009                     12046                       9694                           16099
  5/31/2009                     13734                      10858                           18886
  6/30/2009                     14109                      10800                           19086
  7/31/2009                     15913                      11787                           20804
  8/31/2009                     16721                      12430                           21689
  9/30/2009                     17961                      12908                           23088
  10/31/2009                    17875                      12747                           22878
Total Returns                       1                          0                               1

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS   10/31/09
-------------   --------
1-Year          +59.33%
5-Year           +5.76%
10-Year          +7.08%

ADVISOR CLASS (11/1/99-10/31/09)

                 TEMPLETON FOREIGN SMALLER COMPANIES                     S&P/CITIGROUP GLOBAL EQUITY EX-U.S. LESS
     DATE               FUND - ADVISOR CLASS           MSCI EAFE INDEX             THAN $2 BILLION INDEX
--------------   -----------------------------------   ---------------   ----------------------------------------
  11/1/1999                     10000                      10000                           10000
  11/30/1999                    10131                      10350                           10239
  12/31/1999                    10752                      11280                           10789
  1/31/2000                     10618                      10566                           10805
  2/29/2000                     10632                      10852                           11079
  3/31/2000                     11221                      11275                           11130
  4/30/2000                     10871                      10684                           10323
  5/31/2000                     10857                      10425                           10142
  6/30/2000                     11422                      10835                           10765
  7/31/2000                     11337                      10383                           10341
  8/31/2000                     11436                      10475                           10650
  9/30/2000                     10794                       9967                           10101
  10/31/2000                    10201                       9734                            9364
  11/30/2000                    10024                       9371                            9033
  12/31/2000                    10425                       9706                            9254
  1/31/2001                     10935                       9701                            9559
  2/28/2001                     10556                       8975                            9307
  3/31/2001                      9681                       8381                            8663
  4/30/2001                     10199                       8968                            9148
  5/31/2001                     10680                       8659                            9231
  6/30/2001                     10349                       8308                            8972
  7/31/2001                     10150                       8158                            8607
  8/31/2001                      9863                       7953                            8619
  9/30/2001                      8563                       7149                            7542
  10/31/2001                     8761                       7332                            7817
  11/30/2001                     9312                       7602                            8195
  12/31/2001                     9738                       7648                            8352
  1/31/2002                      9857                       7242                            8312
  2/28/2002                     10067                       7293                            8429
  3/31/2002                     10755                       7691                            8922
  4/30/2002                     11099                       7747                            9135
  5/31/2002                     11420                       7852                            9380
  6/30/2002                     10833                       7542                            8973
  7/31/2002                      9970                       6798                            8371
  8/31/2002                      9715                       6785                            8311
  9/30/2002                      8905                       6058                            7591
  10/31/2002                     9220                       6384                            7653
  11/30/2002                     9505                       6674                            7932
  12/31/2002                     9415                       6450                            7896
  1/31/2003                      9135                       6182                            7903
  2/28/2003                      8839                       6040                            7818
  3/31/2003                      8696                       5926                            7722
  4/30/2003                      9536                       6514                            8284
  5/31/2003                     10315                       6914                            8995
  6/30/2003                     10688                       7086                            9454
  7/31/2003                     11219                       7258                            9814
  8/31/2003                     11819                       7435                           10427
  9/30/2003                     12138                       7665                           10953
  10/31/2003                    12942                       8144                           11757
  11/30/2003                    13185                       8326                           11812
  12/31/2003                    13855                       8977                           12571
  1/31/2004                     14329                       9104                           13061
  2/29/2004                     14796                       9316                           13536
  3/31/2004                     14727                       9372                           14060
  4/30/2004                     14237                       9168                           13480
  5/31/2004                     14176                       9208                           13286
  6/30/2004                     14579                       9413                           13778
  7/31/2004                     14217                       9109                           13315
  8/31/2004                     14217                       9151                           13497
  9/30/2004                     14632                       9392                           14009
  10/31/2004                    14979                       9713                           14433
  11/30/2004                    16026                      10379                           15566
  12/31/2004                    16651                      10835                           16339
  1/31/2005                     16581                      10637                           16528
  2/28/2005                     17242                      11099                           17301
  3/31/2005                     16880                      10824                           16876
  4/30/2005                     16250                      10582                           16408
  5/31/2005                     16462                      10598                           16479
  6/30/2005                     16913                      10743                           16931
  7/31/2005                     17586                      11073                           17671
  8/31/2005                     17594                      11356                           18090
  9/30/2005                     18172                      11864                           18969
  10/31/2005                    17265                      11518                           18305
  11/30/2005                    17862                      11803                           19089
  12/31/2005                    18564                      12353                           20462
  1/31/2006                     19613                      13112                           21912
  2/28/2006                     19850                      13086                           21718
  3/31/2006                     20488                      13523                           22545
  4/30/2006                     21436                      14179                           23767
  5/31/2006                     20406                      13645                           22433
  6/30/2006                     19925                      13650                           21801
  7/31/2006                     19834                      13787                           21562
  8/31/2006                     20245                      14170                           22235
  9/30/2006                     20592                      14195                           22306
  10/31/2006                    21260                      14748                           23249
  11/30/2006                    22073                      15193                           24367
  12/31/2006                    23051                      15671                           25191
  1/31/2007                     23380                      15778                           25610
  2/28/2007                     23589                      15908                           26222
  3/31/2007                     24612                      16321                           27124
  4/30/2007                     25601                      17060                           28386
  5/31/2007                     26557                      17382                           29279
  6/30/2007                     27377                      17409                           29613
  7/31/2007                     28049                      17155                           30216
  8/31/2007                     27068                      16891                           28783
  9/30/2007                     27553                      17798                           30209
  10/31/2007                    28016                      18499                           31953
  11/30/2007                    25019                      17895                           29411
  12/31/2007                    24980                      17494                           28929
  1/31/2008                     21847                      15879                           25928
  2/29/2008                     22693                      16112                           27349
  3/31/2008                     22668                      15950                           26632
  4/30/2008                     23742                      16836                           27385
  5/31/2008                     23742                      17032                           27787
  6/30/2008                     21834                      15642                           25437
  7/31/2008                     20773                      15142                           24367
  8/31/2008                     20406                      14532                           23062
  9/30/2008                     17374                      12436                           19129
  10/31/2008                    12436                       9927                           14298
  11/30/2008                    11585                       9395                           13560
  12/31/2008                    11972                       9961                           14710
  1/31/2009                     11029                       8985                           13839
  2/28/2009                     10224                       8066                           12735
  3/31/2009                     10998                       8581                           13847
  4/30/2009                     13287                       9694                           16099
  5/31/2009                     15143                      10858                           18886
  6/30/2009                     15576                      10800                           19086
  7/31/2009                     17603                      11787                           20804
  8/31/2009                     18485                      12430                           21689
  9/30/2009                     19892                      12908                           23088
  10/31/2009                    19815                      12747                           22878
Total Returns                       1                          0                               1


                               Annual Report | 11

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. IN ADDITION, SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGE-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B:         These shares have higher annual fees and expenses than Class A shares.
CLASS C:         Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed.
                 These shares have higher annual fees and expenses than Class A shares.
ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Source: (C) 2009 Morningstar. The S&P Global ex-U.S. less than $2 Billion
     Index is a free float-adjusted, market capitalization-weighted index designed to measure the performance of global developed market equity securities excluding the U.S., with market capitalizations less than $2 billion. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.


                               12 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 5/1/09      VALUE 10/31/09   PERIOD* 5/1/09-10/31/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                          $1,000            $1,490.70              $ 9.73
Hypothetical (5% return before expenses)        $1,000            $1,017.39              $ 7.88
CLASS B
Actual                                          $1,000            $1,485.00              $14.41
Hypothetical (5% return before expenses)        $1,000            $1,013.61              $11.67
CLASS C
Actual                                          $1,000            $1,483.80              $14.40
Hypothetical (5% return before expenses)        $1,000            $1,013.61              $11.67
ADVISOR CLASS
Actual                                          $1,000            $1,491.30              $ 8.16
Hypothetical (5% return before expenses)        $1,000            $1,018.65              $ 6.61

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.55%; B: 2.30%; C: 2.30%; and Advisor:
     1.30%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                               14 | Annual Report

Franklin Templeton International Trust

FINANCIAL HIGHLIGHTS

TEMPLETON FOREIGN SMALLER COMPANIES FUND

                                                                   YEAR ENDED OCTOBER 31,
                                                   -------------------------------------------------------
CLASS A                                              2009        2008       2007        2006        2005
-------                                            --------    -------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $   8.58    $ 25.36    $  23.20    $  19.60    $  19.40
                                                   --------    -------    --------    --------    --------
Income from investment operations(a):
   Net investment income(b) ....................       0.08       0.32        0.27        0.27        0.27
   Net realized and unrealized gains (losses) ..       4.66     (13.11)       6.07        4.07        2.61
                                                   --------    -------    --------    --------    --------
Total from investment operations ...............       4.74     (12.79)       6.34        4.34        2.88
                                                   --------    -------    --------    --------    --------
Less distributions from:
   Net investment income .......................      (0.45)     (0.28)      (0.46)      (0.51)      (0.24)
   Net realized gains ..........................      (0.05)     (3.71)      (3.72)      (0.23)      (2.44)
                                                   --------    -------    --------    --------    --------
Total distributions ............................      (0.50)     (3.99)      (4.18)      (0.74)      (2.68)
                                                   --------    -------    --------    --------    --------
Redemption fees(c) .............................         --         --(d)       --(d)       --(d)       --(d)
                                                   --------    -------    --------    --------    --------
Net asset value, end of year ...................   $  12.82    $  8.58    $  25.36    $  23.20    $  19.60
                                                   ========    =======    ========    ========    ========
Total return(e) ................................      58.99%    (55.75)%     31.50%      22.80%      15.00%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ....................................       1.71%      1.53%       1.40%       1.50%       1.57%
Net investment income ..........................       0.83%      1.78%       1.15%       1.24%       1.27%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $144,167    $99,546    $503,289    $356,785    $288,564
Portfolio turnover rate ........................      32.74%    12.68%(g)    27.72%      33.92%      36.91%(g)

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 15

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

                                                                 YEAR ENDED OCTOBER 31,
                                                   ------------------------------------------------
CLASS B                                             2009       2008       2007      2006      2005
-------                                            ------    -------     ------    ------    ------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 8.24    $ 24.60     $22.63    $19.21    $19.07
                                                   ------    -------     ------    ------    ------
Income from investment operations(a):
   Net investment income(b).....................     0.01       0.18       0.08      0.09      0.12
   Net realized and unrealized gains (losses) ..     4.49     (12.68)      5.91      4.00      2.56
                                                   ------    -------     ------    ------    ------
Total from investment operations ...............     4.50     (12.50)      5.99      4.09      2.68
                                                   ------    -------     ------    ------    ------
Less distributions from:
   Net investment income .......................    (0.35)     (0.15)     (0.30)    (0.44)    (0.10)
   Net realized gains ..........................    (0.05)     (3.71)     (3.72)    (0.23)    (2.44)
                                                   ------    -------     ------    ------    ------
Total distributions ............................    (0.40)     (3.86)     (4.02)    (0.67)    (2.54)
                                                   ------    -------     ------    ------    ------
Redemption fees(c) .............................       --         --(d)      --(d)     --(d)     --(d)
                                                   ------    -------     ------    ------    ------
Net asset value, end of year ...................   $12.34    $  8.24     $24.60    $22.63    $19.21
                                                   ======    =======     ======    ======    ======
Total return(e) ................................    57.71%    (56.07)%    30.49%    21.93%    14.10%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ....................................     2.45%      2.28%      2.15%     2.24%     2.32%
Net investment income ..........................     0.09%      1.03%      0.40%     0.50%     0.52%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $2,783    $ 2,479     $8,505    $7,758    $7,576
Portfolio turnover rate ........................    32.74%     12.68%(g)  27.72%    33.92%    36.91%(g)

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

   The accompanying notes are an integral part of these financial statements.


                               16 | Annual Report

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

                                                                    YEAR ENDED OCTOBER 31,
                                                   ----------------------------------------------------
CLASS C                                              2009       2008        2007       2006       2005
-------                                            -------    -------     -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  8.26    $ 24.66     $ 22.68    $ 19.25    $ 19.12
                                                   -------    -------     -------    -------    -------
Income from investment operations(a):
   Net investment income(b) ....................      0.01       0.19        0.08       0.11       0.13
   Net realized and unrealized gains (losses) ..      4.51     (12.72)       5.93       4.00       2.55
                                                   -------    -------     -------    -------    -------
Total from investment operations ...............      4.52     (12.53)       6.01       4.11       2.68
                                                   -------    -------     -------    -------    -------
Less distributions from:
   Net investment income .......................     (0.34)     (0.16)      (0.31)     (0.45)     (0.11)
   Net realized gains ..........................     (0.05)     (3.71)      (3.72)     (0.23)     (2.44)
                                                   -------    -------     -------    -------    -------
Total distributions ............................     (0.39)     (3.87)      (4.03)     (0.68)     (2.55)
                                                   -------    -------     -------    -------    -------
Redemption fees(c) .............................        --         --(d)       --(d)      --(d)      --(d)
                                                   -------    -------     -------    -------    -------
Net asset value, end of year ...................   $ 12.39    $  8.26     $ 24.66    $ 22.68    $ 19.25
                                                   =======    =======     =======    =======    =======
Total return(e) ................................     57.73%    (56.07)%     30.52%     21.91%     14.12%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) ....................................      2.46%      2.26%       2.14%      2.25%      2.32%
Net investment income ..........................      0.08%      1.05%       0.41%      0.49%      0.52%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $14,349    $11,220     $38,434    $30,988    $23,519
Portfolio turnover rate ........................     32.74%     12.68%(g)   27.72%     33.92%     36.91%(g)

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

                                                                   YEAR ENDED OCTOBER 31,
                                                   ----------------------------------------------------
ADVISOR CLASS                                       2009       2008        2007        2006       2005
-------------                                      -------   -------     --------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  8.62   $ 25.43     $  23.26    $ 19.67    $ 19.46
                                                   -------   -------     --------    -------    -------
Income from investment operations(a):
   Net investment income(b) ....................      0.10      0.36         0.34       0.32       0.36
   Net realized and unrealized gains (losses) ..      4.65    (13.14)        6.06       4.09       2.57
                                                   -------   -------     --------    -------    -------
Total from investment operations ...............      4.75    (12.78)        6.40       4.41       2.93
                                                   -------   -------     --------    -------    -------
Less distributions from:
   Net investment income .......................     (0.51)    (0.32)       (0.51)     (0.59)     (0.28)
   Net realized gains ..........................     (0.05)    (3.71)       (3.72)     (0.23)     (2.44)
                                                   -------   -------     --------    -------    -------
Total distributions ............................     (0.56)    (4.03)       (4.23)     (0.82)     (2.72)
                                                   -------   -------     --------    -------    -------
Redemption fees(c) .............................        --        --(d)        --(d)      --(d)      --(d)
                                                   -------   -------     --------    -------    -------
Net asset value, end of year ...................   $ 12.81   $  8.62     $  25.43    $ 23.26    $ 19.67
                                                   =======   =======     ========    =======    =======
Total return ...................................     59.33%   (55.61)%      31.78%     23.14%     15.26%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) ....................................      1.46%     1.28%        1.15%      1.25%      1.32%
Net investment income ..........................      1.08%     2.03%        1.40%      1.49%      1.52%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $14,438   $ 7,849     $ 63,042    $40,270    $31,695
Portfolio turnover rate ........................     32.74%    12.68%(f)    27.72%     33.92%     36.91%(f)

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.

(f) Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Franklin Templeton International Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2009

        TEMPLETON FOREIGN SMALLER COMPANIES FUND                              INDUSTRY                      SHARES         VALUE
        ----------------------------------------              ----------------------------------------   -----------   ------------
        COMMON STOCKS 96.3%
        AUSTRALIA 10.1%
        Billabong International Ltd. ......................       Textiles, Apparel & Luxury Goods           251,491   $  2,325,289
  (a)   Billabong International Ltd., 144A ................       Textiles, Apparel & Luxury Goods            45,726        422,783
        Downer EDI Ltd. ...................................        Commercial Services & Supplies            497,849      3,787,102
        Emeco Holdings Ltd. ...............................       Trading Companies & Distributors         4,136,350      3,196,156
  (b)   Iluka Resources Ltd. ..............................                Metals & Mining                   879,931      2,724,093
  (b)   Pacific Brands Ltd. ...............................                 Distributors                   1,924,709      2,239,535
(a,b)   Pacific Brands Ltd., 144A .........................                 Distributors                   1,443,531      1,679,651
  (b)   PaperlinX Ltd. ....................................            Paper & Forest Products             2,698,168      1,310,674
                                                                                                                       ------------
                                                                                                                         17,685,283
                                                                                                                       ------------
        BAHAMAS 1.9%
  (b)   Steiner Leisure Ltd. ..............................         Diversified Consumer Services             89,723      3,316,162
                                                                                                                       ------------
        BELGIUM 1.5%
  (b)   Barco NV ..........................................       Electronic Equipment, Instruments
                                                                            & Components                      66,325      2,671,668
                                                                                                                       ------------
        BERMUDA 1.0%
  (b)   MF Global Ltd. ....................................                Capital Markets                   248,410      1,768,679
                                                                                                                       ------------
        CANADA 9.8%
  (b)   ATS Automation Tooling Systems Inc. ...............                   Machinery                      359,759      2,078,763
        Biovail Corp. .....................................                Pharmaceuticals                   209,827      2,832,223
  (b)   Canaccord Capital Inc. ............................                Capital Markets                   453,625      4,764,184
        Dorel Industries Inc., B ..........................              Household Durables                   64,221      1,723,603
  (b)   Genworth MI Canada Inc. ...........................          Thrifts & Mortgage Finance               25,201        566,158
(a,b)   Genworth MI Canada Inc., 144A .....................          Thrifts & Mortgage Finance              101,159      2,272,605
  (b)   GSI Group Inc. ....................................       Electronic Equipment, Instruments
                                                                            & Components                     305,872        248,215
  (b)   HudBay Minerals Inc. ..............................                Metals & Mining                   123,100      1,594,445
        Mullen Group Ltd. .................................          Energy Equipment & Services              81,000      1,171,960
                                                                                                                       ------------
                                                                                                                         17,252,156
                                                                                                                       ------------
        CAYMAN ISLANDS 1.1%
        Stella International Holdings Ltd. ................       Textiles, Apparel & Luxury Goods         1,009,500      1,927,807
                                                                                                                       ------------
        CHINA 6.0%
        AAC Acoustic Technologies Holdings Inc. ...........           Communications Equipment             1,516,000      1,920,906
  (b)   Bio-Treat Technology Ltd. .........................        Commercial Services & Supplies          5,069,075        253,155
        People's Food Holdings Ltd. .......................                 Food Products                  5,399,101      2,580,814
        Sinotrans Ltd., H .................................            Air Freight & Logistics            11,577,998      3,077,487
        Travelsky Technology Ltd., H ......................                  IT Services                   3,181,872      2,750,762
                                                                                                                       ------------
                                                                                                                         10,583,124
                                                                                                                       ------------
        FINLAND 3.0%
        Amer Sports OYJ ...................................         Leisure Equipment & Products             308,436      2,704,475
  (b)   Elcoteq SE, A .....................................           Communications Equipment                97,273        155,988
        Huhtamaki OYJ .....................................            Containers & Packaging                180,053      2,439,674
                                                                                                                       ------------
                                                                                                                          5,300,137
                                                                                                                       ------------


                               Annual Report | 19

Franklin Templeton International Trust

        TEMPLETON FOREIGN SMALLER COMPANIES FUND                              INDUSTRY                      SHARES         VALUE
        ----------------------------------------              ----------------------------------------   -----------   ------------
        COMMON STOCKS (CONTINUED)
        GERMANY 0.8%
  (b)   Jenoptik AG .......................................      Electronic Equipment, Instruments
                                                                            & Components                     271,600   $  1,458,460
                                                                                                                       ------------
        HONG KONG 8.0%
        Asia Satellite Telecommunications Holdings Ltd. ...        Diversified Telecommunication
                                                                              Services                       744,402      1,104,590
  (b)   Dah Sing Financial Group ..........................               Commercial Banks                   650,069      3,707,466
  (b)   Fountain Set (Holdings) Ltd. ......................       Textiles, Apparel & Luxury Goods         6,512,566      1,025,197
        Giordano International Ltd. .......................               Specialty Retail                10,097,580      2,527,636
        Hung Hing Printing Group Ltd. .....................            Containers & Packaging              1,030,260        316,388
        Lerado Group (Holding) Co. Ltd. ...................         Leisure Equipment & Products          11,456,318      1,138,233
        Texwinca Holdings Ltd. ............................       Textiles, Apparel & Luxury Goods         3,146,808      2,692,026
        Yue Yuen Industrial Holdings Ltd. .................       Textiles, Apparel & Luxury Goods           573,545      1,613,316
                                                                                                                       ------------
                                                                                                                         14,124,852
                                                                                                                       ------------
        JAPAN 5.4%
        Asics Corp. .......................................       Textiles, Apparel & Luxury Goods             6,000         53,498
        Descente Ltd. .....................................       Textiles, Apparel & Luxury Goods           496,515      2,401,689
        Kobayashi Pharmaceutical Co. Ltd. .................              Personal Products                    54,279      2,336,717
        MEITEC Corp. ......................................            Professional Services                  41,048        692,211
        Sohgo Security Services Co. Ltd. ..................        Commercial Services & Supplies             95,701      1,107,885
  (b)   Takuma Co. Ltd. ...................................                  Machinery                       755,000      1,967,959
        USS Co. Ltd. ......................................               Specialty Retail                    15,110        914,298
                                                                                                                       ------------
                                                                                                                          9,474,257
                                                                                                                       ------------
        NETHERLANDS 9.7%
        Aalberts Industries NV ............................                  Machinery                       199,208      2,505,204
  (b)   Draka Holding NV ..................................            Electrical Equipment                  196,828      3,684,821
        Imtech NV .........................................          Construction & Engineering               26,342        672,001
        Mediq NV ..........................................       Health Care Providers & Services           205,524      3,259,516
        SBM Offshore NV ...................................         Energy Equipment & Services               81,162      1,560,630
        TKH Group NV ......................................           Communications Equipment               160,963      2,675,939
  (b)   USG People NV .....................................            Professional Services                 155,414      2,715,160
                                                                                                                       ------------
                                                                                                                         17,073,271
                                                                                                                       ------------
        NORWAY 1.0%
        Tomra Systems ASA .................................        Commercial Services & Supplies            336,573      1,697,698
                                                                                                                       ------------
        PHILIPPINES 0.7%
  (b)   First Gen Corp. ...................................       Independent Power Producers &
                                                                           Energy Traders                  3,391,500      1,143,002
                                                                                                                       ------------
        SINGAPORE 0.2%
  (b)   Huan Hsin Holdings Ltd. ...........................      Electronic Equipment, Instruments
                                                                            & Components                   1,985,075        368,223
                                                                                                                       ------------
        SOUTH KOREA 9.1%
        Binggrae Co. Ltd. .................................                Food Products                      44,770      1,678,969
        Busan Bank ........................................               Commercial Banks                   359,845      4,169,786
        Daeduck Electronics Co. Ltd. ......................      Electronic Equipment, Instruments
                                                                            & Components                     163,043        704,880


                               20 | Annual Report

Franklin Templeton International Trust

        TEMPLETON FOREIGN SMALLER COMPANIES FUND                              INDUSTRY                      SHARES         VALUE
        ----------------------------------------              ----------------------------------------   -----------   ------------
        COMMON STOCKS (CONTINUED)
        SOUTH KOREA (CONTINUED)
        Daegu Bank Co. Ltd. ...............................               Commercial Banks                   247,985   $  3,343,806
        Halla Climate Control Corp. .......................                Auto Components                   126,100      1,238,046
        INTOPS Co. Ltd. ...................................       Electronic Equipment, Instruments
                                                                            & Components                      48,182        702,468
        Sindoh Co. Ltd. ...................................              Office Electronics                   50,366      2,534,005
  (b)   Youngone Corp. ....................................       Textiles, Apparel & Luxury Goods           137,199        898,396
        Youngone Holdings Co. Ltd. ........................       Textiles, Apparel & Luxury Goods            34,299        713,960
                                                                                                                       ------------
                                                                                                                         15,984,316
                                                                                                                       ------------
        SPAIN 1.9%
        Sol Melia SA ......................................         Hotels, Restaurants & Leisure            376,985      3,347,134
                                                                                                                       ------------
        SWEDEN 1.2%
(b,c)   D. Carnegie & Co. AB ..............................                Capital Markets                   456,515             --
        Niscayah Group AB .................................        Commercial Services & Supplies            924,190      2,188,249
                                                                                                                       ------------
                                                                                                                          2,188,249
                                                                                                                       ------------
        SWITZERLAND 3.7%
        Panalpina Welttransport Holding AG ................            Air Freight & Logistics                39,170      2,748,772
        Verwaltungs- und Privat-Bank AG ...................                Capital Markets                    20,343      2,181,023
        Vontobel Holding AG ...............................                Capital Markets                    48,192      1,545,338
                                                                                                                       ------------
                                                                                                                          6,475,133
                                                                                                                       ------------
        TAIWAN 6.3%
        D-Link Corp. ......................................           Communications Equipment             1,434,061      1,361,798
        Giant Manufacturing Co. Ltd. ......................         Leisure Equipment & Products           1,066,460      2,793,148
        KYE Systems Corp. .................................            Computers & Peripherals             2,169,132      2,033,250
  (b)   Ta Chong Bank Ltd. ................................               Commercial Banks                12,249,000      2,438,919
        Taiwan Fu Hsing ...................................               Building Products                1,670,980        913,677
        Test-Rite International Co. Ltd. ..................                 Distributors                   3,283,710      1,488,709
                                                                                                                       ------------
                                                                                                                         11,029,501
                                                                                                                       ------------
        THAILAND 4.9%
        Bank of Ayudhya Public Co. Ltd., fgn. .............               Commercial Banks                 6,366,400      3,445,413
        Glow Energy Public Co. Ltd., fgn. .................         Independent Power Producers &
                                                                           Energy Traders                  1,700,127      1,626,673
        Siam City Bank Public Co. Ltd., fgn. ..............               Commercial Banks                 2,156,300      1,528,010
        Total Access Communication Public Co. Ltd., fgn. ..      Wireless Telecommunication Services       1,710,650      2,018,567
                                                                                                                       ------------
                                                                                                                          8,618,663
                                                                                                                       ------------
        UNITED KINGDOM 9.0%
        Bodycote PLC ......................................                   Machinery                      892,042      2,385,832
        Fiberweb PLC ......................................               Personal Products                2,209,286      2,158,253
        Future PLC ........................................                     Media                      3,851,264      1,296,256
        GAME Group PLC ....................................               Specialty Retail                   763,348      1,854,888
        Henderson Group PLC ...............................                Capital Markets                 1,893,831      4,017,328
  (b)   Yule Catto & Co. PLC ..............................                   Chemicals                    1,472,452      4,061,476
                                                                                                                       ------------
                                                                                                                         15,774,033
                                                                                                                       ------------
        TOTAL COMMON STOCKS (COST $180,172,124)                                                                         169,261,808
                                                                                                                       ------------


                               Annual Report | 21

Franklin Templeton International Trust

                                                                                                          PRINCIPAL
        TEMPLETON FOREIGN SMALLER COMPANIES FUND                                                            AMOUNT         VALUE
        ----------------------------------------                                                         -----------   ------------
        SHORT TERM INVESTMENTS 9.9%
        U.S. GOVERNMENT AND AGENCY SECURITIES 9.9%
  (d)   FHLMC, 11/09/09 ...................................                                              $10,000,000   $  9,999,990
  (d)   FNMA, 11/16/09 ....................................                                                7,400,000      7,399,985
                                                                                                                       ------------
        TOTAL U.S. GOVERNMENT AND AGENCY
           SECURITIES (COST $17,399,578) ..................                                                              17,399,975
                                                                                                                       ------------
        TOTAL INVESTMENTS (COST $197,571,702)
           106.2% .........................................                                                             186,661,783
        OTHER ASSETS, LESS LIABILITIES (6.2)% .............                                                             (10,924,388)
                                                                                                                       ------------
        NET ASSETS 100.0% .................................                                                            $175,737,395
                                                                                                                       ------------

See Abbreviations on page 35.

(a) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2009, the aggregate value of these securities was $4,375,039, representing 2.49% of net assets.

(b)  Non-income producing.

(c) Security has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2009, the value of this security was $0.

(d)  The security is traded on a discount basis with no stated coupon rate.

   The accompanying notes are an integral part of these financial statements.


                               22 | Annual Report

Franklin Templeton International Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2009

                                                                    TEMPLETON
                                                                 FOREIGN SMALLER
                                                                  COMPANIES FUND
                                                                 ---------------
Assets:
   Investments in securities:
      Cost ....................................................   $ 197,571,702
                                                                  -------------
      Value ...................................................   $ 186,661,783
   Cash .......................................................         132,971
   Receivables:
      Investment securities sold ..............................       1,097,298
      Capital shares sold .....................................       1,915,273
      Dividends ...............................................         147,423
   Other assets ...............................................              60
                                                                  -------------
            Total assets ......................................     189,954,808
                                                                  -------------
Liabilities:
   Payables:
      Investment securities purchased .........................      10,610,086
      Capital shares redeemed .................................       3,311,286
      Affiliates ..............................................         210,500
   Accrued expenses and other liabilities .....................          85,541
                                                                  -------------
            Total liabilities .................................      14,217,413
                                                                  -------------
            Net assets, at value ..............................   $ 175,737,395
                                                                  -------------
Net assets consist of:
   Paid-in capital ............................................   $ 219,636,023
   Undistributed net investment income ........................         498,607
   Net unrealized appreciation (depreciation) .................     (10,942,688)
   Accumulated net realized gain (loss) .......................     (33,454,547)
                                                                  -------------
            Net assets, at value ..............................   $ 175,737,395
                                                                  -------------

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 23

Franklin Templeton International Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

October 31, 2009

                                                                                 TEMPLETON
                                                                              FOREIGN SMALLER
                                                                               COMPANIES FUND
                                                                              ---------------
CLASS A:
   Net assets, at value ...................................................     $144,167,127
                                                                                ------------
   Shares outstanding .....................................................       11,248,417
                                                                                ------------
   Net asset value per share(a) ...........................................     $      12.82
                                                                                ------------
   Maximum offering price per share (net asset value per share / 94.25%) ..     $      13.60
                                                                                ------------
CLASS B:
   Net assets, at value ...................................................     $  2,783,410
                                                                                ------------
   Shares outstanding .....................................................          225,538
                                                                                ------------
   Net asset value and maximum offering price per share(a) ................     $      12.34
                                                                                ------------
CLASS C:
   Net assets, at value ...................................................     $ 14,348,937
                                                                                ------------
   Shares outstanding .....................................................        1,157,801
                                                                                ------------
   Net asset value and maximum offering price per share(a) ................     $      12.39
                                                                                ------------
ADVISOR CLASS:
   Net assets, at value ...................................................     $ 14,437,921
                                                                                ------------
   Shares outstanding .....................................................        1,127,389
                                                                                ------------
   Net asset value and maximum offering price per share ...................     $      12.81
                                                                                ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               24 | Annual Report

Franklin Templeton International Trust

STATEMENT OF OPERATIONS

for the year ended October 31, 2009

                                                                                            TEMPLETON
                                                                                         FOREIGN SMALLER
                                                                                          COMPANIES FUND
                                                                                         ---------------
Investment income:
   Dividends (net of foreign taxes of $341,748) ......................................    $  3,112,911
   Interest ..........................................................................           6,527
                                                                                          ------------
      Total investment income ........................................................       3,119,438
                                                                                          ------------
Expenses:
   Management fees (Note 3a) .........................................................       1,202,107
   Distribution fees: (Note 3c)
      Class A ........................................................................         243,042
      Class B ........................................................................          22,471
      Class C ........................................................................         108,637
   Transfer agent fees (Note 3e) .....................................................         347,000
   Custodian fees (Note 4) ...........................................................          37,294
   Reports to shareholders ...........................................................          51,476
   Registration and filing fees ......................................................          87,256
   Professional fees .................................................................          33,653
   Trustees' fees and expenses .......................................................          11,419
   Other .............................................................................          27,712
                                                                                          ------------
         Total expenses ..............................................................       2,172,067
         Expense reductions (Note 4) .................................................          (3,473)
                                                                                          ------------
             Net expenses ............................................................       2,168,594
                                                                                          ------------
             Net investment income ...................................................         950,844
                                                                                          ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ....................................................................     (33,454,548)
      Foreign currency transactions ..................................................         (74,825)
                                                                                          ------------
             Net realized gain (loss) ................................................     (33,529,373)
                                                                                          ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ....................................................................      88,633,578
      Translation of other assets and liabilities denominated in foreign currencies ..         (11,125)
                                                                                          ------------
             Net change in unrealized appreciation (depreciation) ....................      88,622,453
                                                                                          ------------
   Net realized and unrealized gain (loss) ...........................................      55,093,080
                                                                                          ------------
   Net increase (decrease) in net assets resulting from operations ...................    $ 56,043,924
                                                                                          ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 25

Franklin Templeton International Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                         TEMPLETON FOREIGN
                                                                                                       SMALLER COMPANIES FUND
                                                                                                   -----------------------------
                                                                                                       YEAR ENDED OCTOBER 31,
                                                                                                   -----------------------------
                                                                                                        2009            2008
                                                                                                   -------------   -------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ....................................................................   $    950,844    $   6,693,547
      Net realized gain (loss) from investments and foreign currency transactions ..............    (33,529,373)      (9,604,018)
      Net change in unrealized appreciation (depreciation) on investments and translation of
         other assets and liabilities denominated in foreign currencies ........................     88,622,453     (263,444,323)
                                                                                                   ------------    -------------
            Net increase (decrease) in net assets resulting from operations ....................     56,043,924     (266,354,794)
                                                                                                   ------------    -------------
Distributions to shareholders from:
   Net investment income:
      Class A ..................................................................................     (4,845,849)      (5,292,667)
      Class B ..................................................................................        (99,664)         (50,034)
      Class C ..................................................................................       (419,438)        (242,410)
      Advisor Class ............................................................................       (456,682)        (743,293)
   Net realized gains:
      Class A ..................................................................................       (566,949)     (65,546,764)
      Class B ..................................................................................        (14,948)      (1,146,983)
      Class C ..................................................................................        (64,824)      (5,256,034)
      Advisor Class ............................................................................        (46,998)      (6,710,991)
                                                                                                   ------------    -------------
   Total distributions to shareholders .........................................................     (6,515,352)     (84,989,176)
                                                                                                   ------------    -------------
   Capital share transactions: (Note 2)
      Class A ..................................................................................      5,215,986     (106,819,602)
      Class B ..................................................................................       (588,011)      (1,023,571)
      Class C ..................................................................................     (1,331,299)      (4,108,713)
      Advisor Class ............................................................................      1,818,206      (28,889,116)
                                                                                                   ------------    -------------
   Total capital share transactions ............................................................      5,114,882     (140,841,002)
                                                                                                   ------------    -------------
   Redemption fees .............................................................................             --            9,660
                                                                                                   ------------    -------------
            Net increase (decrease) in net assets ..............................................     54,643,454     (492,175,312)
Net assets:
   Beginning of year ...........................................................................    121,093,941      613,269,253
                                                                                                   ------------    -------------
   End of year .................................................................................   $175,737,395    $ 121,093,941
                                                                                                   ============    =============
Undistributed net investment income included in net assets:
   End of year .................................................................................   $    498,607    $   5,444,935
                                                                                                   ============    =============

   The accompanying notes are an integral part of these financial statements.


                               26 | Annual Report

Franklin Templeton International Trust

NOTES TO FINANCIAL STATEMENTS

TEMPLETON FOREIGN SMALLER COMPANIES FUND

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton International Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of three separate funds. The Templeton Foreign Smaller Companies Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A.   SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that


                               Annual Report | 27

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A.   SECURITY VALUATION (CONTINUED)

would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At October 31, 2009, a market event occurred resulting in a portion of the securities held by the Fund being fair valued. All security valuation procedures are approved by the Fund's Board of Trustees.

B.   FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C.   INCOME

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.


                               28 | Annual Report

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C.   INCOME (CONTINUED)

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of October 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

D.   SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E.   ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                               Annual Report | 29

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F.   REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

G.   GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.   SHARES OF BENEFICIAL INTEREST

At October 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                                                YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------
                                                                        2009                          2008
                                                              -------------------------   ---------------------------
                                                                SHARES         AMOUNT        SHARES         AMOUNT
                                                              ----------   ------------   -----------   -------------
CLASS A SHARES:
   Shares sold ............................................    4,908,970   $ 53,223,699     1,823,529   $  31,706,684
   Shares issued in reinvestment of distributions .........      614,237      4,784,904     4,471,146      64,417,854
   Shares redeemed in-kind (Note 9) .......................           --             --    (3,861,389)    (31,470,317)
   Shares redeemed ........................................   (5,872,856)   (52,792,617)  (10,684,418)   (171,473,823)
                                                              ----------   ------------   -----------   -------------
   Net increase (decrease) ................................     (349,649)  $  5,215,986    (8,251,132)  $(106,819,602)
                                                              ==========   ============   ===========   =============
CLASS B SHARES:
   Shares sold ............................................       16,729   $    184,829         2,820   $      43,796
   Shares issued in reinvestment of distributions .........       13,115         98,592        79,042       1,093,373
   Shares redeemed ........................................     (105,014)      (871,432)     (126,854)     (2,160,740)
                                                              ----------   ------------   -----------   -------------
   Net increase (decrease) ................................      (75,170)  $   (588,011)      (44,992)  $  (1,023,571)
                                                              ==========   ============   ===========   =============


                               30 | Annual Report

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

2.   SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                               YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------
                                                                        2009                        2008
                                                              -------------------------   -------------------------
                                                                SHARES        AMOUNT        SHARES        AMOUNT
                                                              ----------   ------------   ----------   ------------
CLASS C SHARES:
   Shares sold ............................................      207,732   $  2,121,523       64,589   $  1,063,911
   Shares issued in reinvestment of distributions .........       54,826        415,579      338,255      4,671,042
   Shares redeemed ........................................     (462,568)    (3,868,401)    (603,703)    (9,843,666)
                                                              ----------   ------------   ----------   ------------
   Net increase (decrease) ................................     (200,010)  $ (1,331,299)    (200,859)  $ (4,108,713)
                                                              ----------   ------------   ----------   ------------
ADVISOR CLASS SHARES:
   Shares sold ............................................    1,301,121   $ 14,756,062      628,960   $ 11,924,463
   Shares issued in reinvestment of distributions .........       55,345        430,030      221,163      3,184,067
   Shares redeemed ........................................   (1,139,542)   (13,367,886)  (2,418,833)   (43,997,646)
                                                              ----------   ------------   ----------   ------------
   Net increase (decrease) ................................      216,924   $  1,818,206   (1,568,710)  $(28,889,116)
                                                              ----------   ------------   ----------   ------------

3.   TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ----------------------
Franklin Templeton Investments Corp. (FTIC)                     Investment manager
Templeton Investment Counsel, LLC (TIC)                         Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A.   MANAGEMENT FEES

The Fund pays an investment management fee to FTIC based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ---------------------------------------------------
       1.000%         Up to and including $100 million
       0.900%         Over $100 million, up to and including $250 million
       0.800%         Over $250 million, up to and including $500 million
       0.750%         In excess of $500 million

Under a subadvisory agreement, TIC, an affiliate of FTIC, provides subadvisory services to the Fund and receives from FTIC fees based on the average daily net assets of the Fund.


                               Annual Report | 31

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

3.   TRANSACTIONS WITH AFFILIATES (CONTINUED)

B.   ADMINISTRATIVE FEES

Under an agreement with FTIC, FT Services provides administrative services to the Fund. The fee is paid by FTIC based on average daily net assets, and is not an additional expense of the Fund.

C.   DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ..............................................................   0.25%
Class B ..............................................................   1.00%
Class C ..............................................................   1.00%

D.   SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers .......................................   $18,043
Contingent deferred sales charges retained ...........................   $   758

E.   TRANSFER AGENT FEES

For the year ended October 31, 2009, the Fund paid transfer agent fees of $347,000, of which $242,831 was retained by Investor Services.

4.   EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.


                               32 | Annual Report

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

5.   INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2009, the Fund had tax basis capital losses of $33,428,938 expiring in 2017.

The tax character of distributions paid during the years ended October 31, 2009 and 2008, was as follows:

                                                           2009          2008
                                                        ----------   -----------
Distributions paid from:
   Ordinary income ..................................   $5,822,346   $10,793,759
   Long term capital gain ...........................      693,006    74,195,417
                                                        ----------   -----------
                                                        $6,515,352   $84,989,176
                                                        ==========   ===========

At October 31, 2009, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .............................................   $197,597,312
                                                                    ------------
Unrealized appreciation .........................................   $ 30,390,334
Unrealized depreciation .........................................    (41,325,863)
                                                                    ------------
Net unrealized appreciation (depreciation) ......................   $(10,935,529)
                                                                    ============
Distributable earnings - undistributed ordinary income ..........   $    498,607
                                                                    ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6.   INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2009, aggregated $38,250,501 and $40,323,433, respectively.

7.   CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


                               Annual Report | 33

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

8.   CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $236 of its pro rata portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended October 31, 2009, the Fund did not utilize the Global Credit Facility.

9.   REDEMPTION IN-KIND

During the year ended October 31, 2008, the Fund realized $30,969,416 of net losses resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such losses are not taxable to the Fund, and are not netted with capital gains that are distributed to remaining shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

10.  FAIR VALUE MEASUREMENTS

The Trust follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                               34 | Annual Report

Franklin Templeton International Trust

TEMPLETON FOREIGN SMALLER COMPANIES FUND

10.  FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of October 31, 2009, in valuing the Fund's assets carried at fair value:

                                                 LEVEL 1       LEVEL 2     LEVEL 3       TOTAL
                                              ------------   -----------   -------   ------------
ASSETS:
   Investments in Securities:
      Equity Investments:
         Australia ........................   $         --   $17,685,283    $--      $ 17,685,283
         Japan ............................             --     9,474,257     --         9,474,257
         Sweden ...........................      2,188,249            --     --(a)      2,188,249
         Other Equity Investments(b) ......    139,914,019            --     --       139,914,019
      Short Term Investments ..............             --    17,399,975     --        17,399,975
                                              ------------   -----------    ---      ------------
         Total Investments in Securities ..   $142,102,268   $44,559,515    $--      $186,661,783
                                              ============   ===========    ===      ============

(a)  Includes securities determined to have no value at October 31, 2009.

(b) For detailed country descriptions, see the accompanying Statement of Investments.

11.  SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through December 16, 2009, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

SELECTED PORTFOLIO

FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association


                               Annual Report | 35

Franklin Templeton International Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE TEMPLETON FOREIGN SMALLER COMPANIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Foreign Smaller Companies Fund (the "Fund") at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 16, 2009


                               36 | Annual Report

Franklin Templeton International Trust

TAX DESIGNATION (UNAUDITED)

TEMPLETON FOREIGN SMALLER COMPANIES FUND

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $693,006 as a long term capital gain dividend for the fiscal year ended October 31, 2009.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $1,935,537 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2009. Distributions, including qualified dividend income, paid during calendar year 2009 will be reported to shareholders on Form 1099-DIV in January 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $2,519 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2009.

At October 31, 2008, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 15, 2008, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class A, Class B, Class C, and Advisor Class shareholders of record.

Record Date: December 15, 2008

                              FOREIGN TAX      FOREIGN             FOREIGN
                                  PAID      SOURCE INCOME   QUALIFIED DIVIDENDS
CLASS                          PER SHARE      PER SHARE           PER SHARE
-----                         -----------   -------------   -------------------
Class A ..................      $0.1060        $0.6047            $0.3417
Class B ..................      $0.1060        $0.4919            $0.2781
Class C ..................      $0.1060        $0.4826            $0.2728
Advisor Class ............      $0.1060        $0.6771            $0.3827

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.


                               Annual Report | 37

Franklin Templeton International Trust

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.(1)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.(1)

In January 2009, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2008. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2008 individual income tax returns.

(1) Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                               38 | Annual Report

Franklin Templeton International Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION         TIME SERVED          BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------  ---------------  -------------------  -----------------------  --------------------------------------
HARRIS J. ASHTON (1932)        Trustee          Since 1991           133                      Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)       Trustee          Since 2007           110                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and President, Board of Administration, California Public Employees Retirement
Systems (CALPERS) (1971-2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                Trustee          Since 2007           110                      ICO Global Communications (Holdings)
One Franklin Parkway                                                                          Limited (satellite company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)        Trustee          Since 1998           133                      Hess Corporation (exploration and
One Franklin Parkway                                                                          refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                                      Company (processed foods and allied
                                                                                              products), RTI International Metals,
                                                                                              Inc. (manufacture and distribution
                                                                                              of titanium), Canadian National
                                                                                              Railway (railroad) and White
                                                                                              Mountains Insurance Group, Ltd.
                                                                                              (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).


                               Annual Report | 39

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION         TIME SERVED          BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------  ---------------  -------------------  -----------------------  --------------------------------------
FRANK W.T. LAHAYE (1929)       Trustee          Since 1991           110                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)          Trustee          Since 2007           133                      Hess Corporation (exploration and
One Franklin Parkway                                                                          refining of oil and gas).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)       Trustee          Since 2007           141                      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)          Lead             Trustee since        110                      None
One Franklin Parkway           Independent      2006 and Lead
San Mateo, CA 94403-1906       Trustee          Independent
                                                Trustee since
                                                2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION         TIME SERVED          BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------  ---------------  -------------------  -----------------------  --------------------------------------
**CHARLES B. JOHNSON (1933)    Trustee and      Trustee since        133                      None
One Franklin Parkway           Chairman of      1991 and
San Mateo, CA 94403-1906       the Board        Chairman of the
                                                Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.


                               40 | Annual Report

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION         TIME SERVED          BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------  ---------------  -------------------  -----------------------  --------------------------------------
**GREGORY E. JOHNSON (1961)    Trustee          Since 2007           89                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)          Chief            Chief Compliance     Not Applicable           Not Applicable
One Franklin Parkway           Compliance       Officer since
San Mateo, CA 94403-1906       Officer and      2004 and Vice
                               Vice President   President - AML
                               - AML            Compliance since
                               Compliance       2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)      Chief            Since March 2009     Not Applicable           Not Applicable
One Franklin Parkway           Executive
San Mateo, CA 94403-1906       Officer -
                               Finance and
                               Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant
Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton
Services, LLC (1997-2003).

GASTON GARDEY (1967)           Treasurer,       Since March 2009     Not Applicable           Not Applicable
One Franklin Parkway           Chief Financial
San Mateo, CA 94403-1906       Officer and
                               Chief
                               Accounting
                               Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton
Investments).

ALIYA S. GORDON (1973)         Vice President   Since March 2009     Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).


                               Annual Report | 41

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION         TIME SERVED          BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------  ---------------  -------------------  -----------------------  --------------------------------------
DAVID P. GOSS (1947)           Vice President   Since 2000           Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton
Investments.

STEVEN J. GRAY  (1955)         Vice President   Since August         Not Applicable           Not Applicable
One Franklin Parkway                            2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)  President and    President since      Not Applicable           Not Applicable
One Franklin Parkway           Chief            1993 and Chief
San Mateo, CA 94403-1906       Executive        Executive Officer -
                               Officer -        Investment
                               Investment       Management
                               Management       since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin
Templeton Investments.

ROBERT C. ROSSELOT (1960)      Vice President   Since August         Not Applicable           Not Applicable
500 East Broward Blvd.,                         2009
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 45 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)       Vice President   Since 2006           Not Applicable           Not Applicable
One Franklin Parkway           and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.


                               42 | Annual Report

                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION         TIME SERVED          BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------  ---------------  -------------------  -----------------------  --------------------------------------
CRAIG S. TYLE (1960)           Vice President   Since 2005           Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2007. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 43

Franklin Templeton International Trust

SHAREHOLDER INFORMATION

TEMPLETON FOREIGN SMALLER COMPANIES FUND

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               44 | Annual Report

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S.Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4) NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

Not part of the annual report

04/09

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                 One Franklin Parkway San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY on FRANKLINTEMPLETON.COM

ANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON FOREIGN
SMALLER COMPANIES FUND

INVESTMENT MANAGER
Franklin Templeton Investments Corp.

SUBADVISOR
Templeton Investment Counsel, LLC

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager or the subadvisor. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

191 A2009 12/09

OCTOBER 31, 2009

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Franklin Templeton
International Trust

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

                                    (GRAPHIC)

                                                                          GLOBAL

                                    TEMPLETON
                             GLOBAL LONG-SHORT FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1
ANNUAL REPORT
Templeton Global Long-Short Fund ..........................................    3
Performance Summary .......................................................    9
Your Fund's Expenses ......................................................   13
Financial Highlights and Statement of Investments .........................   15
Financial Statements ......................................................   23
Notes to Financial Statements .............................................   26
Report of Independent Registered Public Accounting Firm ...................   38
Tax Designation ...........................................................   39
Board Members and Officers ................................................   40
Shareholder Information ...................................................   45

Shareholder Letter

Dear Shareholder:

The one-year period ended October 31, 2009, offered a vivid reminder of the changeable nature of financial markets. Global economies began the year in a recession that eased later due to coordinated efforts by many governments to address spreading liquidity and credit problems. Economic growth within several key countries returned to positive territory near period-end. Global equity markets experienced record-high volatility until March and then had an exceptionally strong rally from mid-March through September. In October, the markets cooled when investors began to question the durability of the nascent global recovery due to increasingly mixed economic signals, especially within the U.S.

Given recent events, we think it is important to put short-term market developments in perspective. Keep in mind we have navigated through past periods of market volatility by remaining committed to our long-term perspective and disciplined investment philosophy. During such times, we search for bargains we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us reasons to be optimistic about future market stabilization and economic recovery.

Templeton Global Long-Short Fund's annual report goes into greater detail about prevailing conditions during the period under review. In addition, you will also find performance data, financial information and a discussion from the portfolio manager. Please remember that all securities markets fluctuate, as do mutual fund share prices.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                       Not part of the annual report | 1

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 50 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
President and Chief Executive
Officer - Investment Management
Franklin Templeton International Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                       2 | Not part of the annual report

Annual Report

Templeton Global Long-Short Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Global Long-Short Fund seeks long-term capital appreciation in both up and down (bull and bear) markets with less volatility than the overall global stock market through a combination of long and short positions in equity securities, primarily common stocks of companies located anywhere in the world, including developing or emerging markets.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Templeton Global Long-Short Fund covers the fiscal year ended October 31, 2009.

PERFORMANCE OVERVIEW

Templeton Global Long-Short Fund - Class A posted a +16.04% cumulative total return for the 12 months under review. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which had a +19.21% total return for the same period.(1) Since inception on July 31, 2001, the Fund's Class A shares had a cumulative total return of +11.24% compared with +25.28% for the index.(2) The Fund's relative volatility, as measured by the annualized standard deviation of monthly returns, was low at just 12.04% since inception.(3) In comparison, the index's standard deviation during this time was 16.72%.(1) Also for comparison, the HFRI Equity Hedge Index, which consists of funds with an equity hedge strategy, delivered a +15.96% price-only return for the reporting period.(4) You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

(2.) Source: (C) 2009 Morningstar. As of 10/31/09, the Fund's Class A average annual total return not including sales charges was +1.30% since inception on 7/31/01, compared with the +2.77% average annual total return for the MSCI World Index for the same period.

     The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

(3.) Standard deviation is a statistical measure of the range of a fund's total return. In general, a high standard deviation means greater volatility.

(4.) Source: Hedge Fund Research Inc. The HFRI Equity Hedge Index is an equal-weighted performance index consisting of investment managers who maintain positions, both long and short, primarily in equity and equity derivative securities. The index includes domestic and offshore funds. This is a price-only index and does not include dividends. The index is unmanaged. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


                                Annual Report | 3

PORTFOLIO BREAKDOWN
10/31/09

                                 % OF TOTAL
                                 NET ASSETS
                                 ----------
Long Positions                      94.3%
Short Positions                    -27.2%
Short-Term Investments               5.0%
Other Assets, Less Liabilities      27.9%

EQUITY EXPOSURE
10/31/09

                          % OF TOTAL        # OF
                          NET ASSETS      POSITIONS
                          ----------      ---------
Long Equity Securities     94.3%              80
Short Equity Securities   -27.2%              19
NET EQUITY EXPOSURE        67.1% (LONG)

ECONOMIC AND MARKET OVERVIEW

The global economy and equity markets experienced two distinct periods during the 12 months ended October 31, 2009. The first period, from November 2008 through the middle of March 2009, was marked by the deepening of the global financial crisis and the full onslaught of economic recession, a significant further decline in asset values and the return of extremely elevated equity volatility. In the second period, the global economy and financial markets reached their bottoms and began to rebound. Global equities surged from their lowest valuation levels in a quarter century, gaining more than 60% in U.S.-dollar terms as massive government monetary and fiscal interventions followed by nascent signs of economic revival buoyed investor sentiment.(5)

The review period began in the aftermath of Lehman Brothers' demise and AIG's liquidity crisis, when both interbank and third-party lending ground to a halt amid rampant counterparty mistrust. As financial institutions, corporations and consumers rushed to reduce debt, asset prices slumped and deflationary pressures took hold. At this point in the crisis, problems festering in the global financial system spilled over into the real economy. Corporate earnings contracted, commodity prices more than halved from their peaks, U.S. unemployment hit a 26-year high, and the Baltic Exchange Dry Index, a key measure of global trade activity, fell by a staggering 94%.(6) Policymakers around the world responded decisively, slashing interest rates, recapitalizing faltering banks, and otherwise guaranteeing significant portions of the private sector's collective liabilities.

The aggressive intervention succeeded in back-stopping some of the largest banks, making it highly unlikely that corporate funding crises would lead to systemic insolvency. Equity valuations that formerly implied the possibility of imminent bankruptcy were revised upward to reflect the new government

(5.) Source: (C) 2009 Morningstar. The MSCI All Country World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

(6.) Source: Baltic Exchange Information Services Ltd. The Baltic Exchange Dry
     Index is a measure of the cost to ship bulk goods by sea. The index is considered a leading indicator of global economic and trade activity, as demand to move commodities foreshadows the production of finished goods.


                               4 | Annual Report
guarantees, and stocks rallied. The U.S. dollar slumped as the flight to safety subsided, underpinning a rebound in commodity prices. Further supporting the upturn were intermittent reports of better-than-expected economic data and corporate earnings. Some of the world's largest economies, including the U.S., Japan, France and Germany, returned to growth near the end of the period, though generous incentives and inventory adjustments were largely responsible for the acceleration in economic activity. Meanwhile, large-scale cost reductions were credited for the wave of positive corporate earnings surprises. Skepticism surrounding the sustainability of these trends appeared partially responsible for the increased equity market volatility that reappeared in the final month of the reporting period.

INVESTMENT STRATEGY

Our investment philosophy is the belief that a combination of long and short equity positions can reduce overall volatility and has the potential to provide positive returns in either up or down markets. We apply a bottom-up, value-oriented, long-term approach, focusing on the market price of a company's securities relative to our evaluation of its long-term earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins and liquidation value. For our long positions, we seek equity securities of companies we believe have strong fundamentals or valuable assets that we think are overlooked by the market. Among our short positions, our strategy is to short the equity securities of companies we believe are overvalued by the market where we see the potential for share price decline.

MANAGER'S DISCUSSION

During the fiscal year, the Fund's most significant contributors to absolute performance were long positions. A major contributor among these was our investment in Singaporean technology hardware manufacturer Flextronics International. The stock benefited from an industry-wide rally in which many cyclically depressed computer hardware makers recovered from previously oversold levels.

British home improvement retailer Kingfisher was another top performer. The company's share price surged during the reporting period as signs emerged of a recovery in European property markets and as the company aggressively cut costs and restructured its loss-making Chinese operations.

Norwegian telecommunications operator Telenor delivered solid gains during the fiscal year. The company beat earnings expectations, raised profit guidance and settled a protracted legal dispute over control of Russian and Ukrainian mobile entities.

TOP 10 LONG POSITIONS
10/31/09

COMPANY                                % OF TOTAL
SECTOR/INDUSTRY, COUNTRY               NET ASSETS
------------------------               ----------
Roche Holding AG                         2.3%
   PHARMACEUTICALS, SWITZERLAND
BP PLC                                   2.2%
   OIL, GAS & CONSUMABLE FUELS, U.K.
Cisco Systems Inc.                       2.1%
   COMMUNICATIONS EQUIPMENT, U.S.
Telenor ASA                              2.1%
   DIVERSIFIED TELECOMMUNICATION
   SERVICES, NORWAY
Sanofi-Aventis                           2.1%
   PHARMACEUTICALS, FRANCE
Gazprom, ADR                             2.1%
   OIL, GAS & CONSUMABLE FUELS,
   RUSSIA
GlaxoSmithKline PLC                      2.0%
   PHARMACEUTICALS, U.K.
Merck & Co. Inc.                         2.0%
   PHARMACEUTICALS, U.S.
Microsoft Corp.                          1.9%
   SOFTWARE, U.S.
France Telecom SA                        1.9%
   DIVERSIFIED TELECOMMUNICATION
   SERVICES, FRANCE


                               Annual Report | 5

SECTOR/INDUSTRY BREAKDOWN
Based on Total Net Assets as of 10/31/09

                                                                    NET EQUITY
                                                 LONG %   SHORT %   EXPOSURE %
                                                 ------   -------   -----------
Pharmaceuticals                                  10.3%      0.0%       10.3%
Oil, Gas & Consumable Fuels                       8.6%      0.0%        8.6%
Diversified Telecommunication Services            8.4%      0.0%        8.4%
Media                                             8.6%     -1.3%        7.3%
Insurance                                         7.3%      0.0%        7.3%
Wireless Telecommunication Services               3.9%      0.0%        3.9%
Software                                          3.4%      0.0%        3.4%
Industrial Conglomerates                          3.3%      0.0%        3.3%
Semiconductors & Semiconductor Equipment          2.4%      0.0%        2.4%
Computers & Peripherals                           2.2%      0.0%        2.2%
Communications Equipment                          2.1%      0.0%        2.1%
Commercial Banks                                  2.1%      0.0%        2.1%
Electronic Equipment, Instruments & Components    2.7%     -0.6%        2.1%
Chemicals                                         2.0%      0.0%        2.0%
Automobiles                                       1.8%      0.0%        1.8%
Commercial Services & Supplies                    1.6%      0.0%        1.6%
Electric Utilities                                1.6%      0.0%        1.6%
IT Services                                       1.4%      0.0%        1.4%
Multiline Retail                                  1.4%      0.0%        1.4%
Specialty Retail                                  1.4%      0.0%        1.4%
Health Care Equipment & Supplies                  1.3%      0.0%        1.3%
Biotechnology                                     1.2%      0.0%        1.2%
Multi-Utilities                                   1.1%      0.0%        1.1%
Energy Equipment & Services                       1.1%      0.0%        1.1%
Capital Markets                                   1.1%      0.0%        1.1%
Metals & Mining                                   1.0%      0.0%        1.0%
Air Freight & Logistics                           1.0%      0.0%        1.0%
Consumer Finance                                  1.0%      0.0%        1.0%
Aerospace & Defense                               0.9%      0.0%        0.9%
Professional Services                             2.5%     -1.6%        0.9%
Household Products                                0.9%      0.0%        0.9%
Auto Components                                   0.8%      0.0%        0.8%
Food & Staples Retailing                          0.6%      0.0%        0.6%
Food Products                                     0.5%      0.0%        0.5%
Airlines                                          0.3%      0.0%        0.3%
Marine                                            0.2%     -0.2%        0.0%
Construction Materials                            0.5%     -1.2%       -0.7%
Hotels, Restaurants & Leisure                     0.0%     -0.7%       -0.7%
Construction & Engineering                        0.0%     -0.9%       -0.9%
Commercial Services                               0.0%     -1.3%       -1.3%
Machinery                                         0.0%     -1.7%       -1.7%
Internet & Catalog Retail                         0.0%     -2.0%       -2.0%
Diversified Financial Services                    1.8%    -15.7%      -13.9%
TOTAL                                            94.3%    -27.2%       67.1%


                               6 | Annual Report

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 10/31/09

                                                               NET EQUITY
REGION                                      LONG %   SHORT %   EXPOSURE %
------                                      ------   -------   ----------
Europe                                       50.5%    -6.1%       44.4%
North America                                34.8%   -18.4%       16.4%
Asia                                          7.2%    -2.7%        4.5%
Latin America & Caribbean                     1.0%     0.0%        1.0%
Australia & New Zealand                       0.8%     0.0%        0.8%
Short-Term Investments & Other Net Assets    32.9%     0.0%       32.9%

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended October 31, 2009, the U.S. dollar fell in value relative to most currencies. As a result, the Fund's performance was positively affected by the portfolio's substantial investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Although many of the Fund's positions increased in value this fiscal year, there were some detractors from performance. A notable hindrance to the Fund's results was a short position in iShares MSCI Korea Index Fund, which tracks the South Korean stock market. The South Korean economy and equity market rebounded sharply in the immediate aftermath of the global financial malaise, helping South Korea garner greater recognition as a shareholder-friendly market.

The Fund's long position in Germany's Infineon Technologies (sold by period-end), Europe's second-largest semiconductor chip manufacturer, was another laggard. The company reported its 10th consecutive quarterly loss in the third quarter of its fiscal year, before reporting positive results in its fourth quarter, blaming the financial crisis for "significantly weakened demand" in all of its target markets.

A short position in Harman International (closed out by period-end), a U.S.-based manufacturer of home and car audio systems, also detracted from performance. The stock appreciated after Harman won important contracts with Toyota, Mercedes-Benz and BMW and benefited from a rally that favored automotive-related equities.


                               Annual Report | 7

We appreciate your continued participation in Templeton Global Long-Short Fund.

(PHOTO OF MATTHEW R. NAGLE)


/s/ Matthew R. Nagle

Matthew R. Nagle, CFA
Portfolio Manager
Templeton Global Long-Short Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                8 | Annual Report

Performance Summary as of 10/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TLSAX)                      CHANGE   10/31/09   10/31/08
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        -$1.08     $7.96      $9.04
DISTRIBUTIONS (11/1/08-10/31/09)
Short-Term Capital Gain            $0.5294
Long-Term Capital Gain             $1.6635
   TOTAL                           $2.1929

CLASS B (SYMBOL: TLSBX)                      CHANGE   10/31/09   10/31/08
-----------------------                      ------   --------   --------
Net Asset Value (NAV)                        -$1.16     $7.73      $8.89
DISTRIBUTIONS (11/1/08-10/31/09)
Short-Term Capital Gain            $0.5294
Long-Term Capital Gain             $1.6635
   TOTAL                           $2.1929

ADVISOR CLASS (SYMBOL: N/A)                  CHANGE   10/31/09   10/31/08
---------------------------                  ------   --------   --------
Net Asset Value (NAV)                        -$1.06     $8.00      $9.06
DISTRIBUTIONS (11/1/08-10/31/09)
Short-Term Capital Gain            $0.5294
Long-Term Capital Gain             $1.6635
   TOTAL                           $2.1929


                                Annual Report | 9

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; ADVISOR
CLASS: NO SALES CHARGES.

CLASS A                                         1-YEAR    5-YEAR   INCEPTION (7/31/01)
-------                                        -------   -------   -------------------
Cumulative Total Return(2)                      +16.04%    -0.77%        +11.24%
Average Annual Total Return(3)                   +9.40%    -1.32%         +0.57%
Value of $10,000 Investment(4)                 $10,940    $9,355        $10,484
Avg. Ann. Total Return (9/30/09)(5)              -5.46%    -0.68%         +0.89%
   Total Annual Operating Expenses(6)   2.46%

CLASS B                                         1-YEAR    5-YEAR   INCEPTION (7/31/01)
-------                                        -------   -------   -------------------
Cumulative Total Return(2)                      +15.24%    -4.23%         +5.41%
Average Annual Total Return(3)                  +11.77%    -1.15%         +0.64%
Value of $10,000 Investment(4)                 $11,177    $9,436        $10,541
Avg. Ann. Total Return (9/30/09)(5)              -3.36%    -0.50%         +0.95%
   Total Annual Operating Expenses(6)   3.16%

ADVISOR CLASS(7)                                1-YEAR    5-YEAR   INCEPTION (7/31/01)
----------------                               -------   -------   -------------------
Cumulative Total Return(2)                      +16.42%    +0.74%        +13.03%
Average Annual Total Return(3)                  +16.42%    +0.15%         +1.50%
Value of $10,000 Investment(4)                 $11,642   $10,074        $11,303
Avg. Ann. Total Return (9/30/09)(5)              +0.58%    +0.82%         +1.82%
   Total Annual Operating Expenses(6)   2.16%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               10 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (7/31/01-10/31/09)

                               (PERFORMANCE GRAPH)

                TEMPLETON GLOBAL LONG-SHORT   MSCI WORLD
    DATE               FUND - CLASS A            INDEX
-------------   ---------------------------   ----------
 7/31/2001               $ 9,425               $10,000
 8/31/2001               $ 9,397               $ 9,522
 9/30/2001               $ 9,604               $ 8,684
10/31/2001               $ 9,557               $ 8,851
11/30/2001               $ 9,623               $ 9,376
12/31/2001               $ 9,595               $ 9,436
 1/31/2002               $ 9,538               $ 9,152
 2/28/2002               $ 9,566               $ 9,074
 3/31/2002               $10,038               $ 9,477
 4/30/2002               $10,179               $ 9,158
 5/31/2002               $10,245               $ 9,180
 6/30/2002               $ 9,906               $ 8,625
 7/31/2002               $ 9,632               $ 7,899
 8/31/2002               $ 9,661               $ 7,915
 9/30/2002               $ 9,576               $ 7,046
10/31/2002               $ 9,585               $ 7,568
11/30/2002               $ 9,661               $ 7,977
12/31/2002               $ 9,482               $ 7,592
 1/31/2003               $ 9,255               $ 7,363
 2/28/2003               $ 9,199               $ 7,237
 3/31/2003               $ 9,057               $ 7,217
 4/30/2003               $ 8,982               $ 7,862
 5/31/2003               $ 9,180               $ 8,315
 6/30/2003               $ 9,293               $ 8,462
 7/31/2003               $ 9,510               $ 8,635
 8/31/2003               $ 9,680               $ 8,824
 9/30/2003               $ 9,661               $ 8,880
10/31/2003               $10,085               $ 9,409
11/30/2003               $10,104               $ 9,554
12/31/2003               $10,490               $10,156
 1/31/2004               $10,613               $10,321
 2/29/2004               $10,763               $10,498
 3/31/2004               $10,792               $10,432
 4/30/2004               $10,537               $10,224
 5/31/2004               $10,518               $10,324
 6/30/2004               $10,509               $10,541
 7/31/2004               $10,254               $10,199
 8/31/2004               $10,273               $10,248
 9/30/2004               $10,481               $10,445
10/31/2004               $10,566               $10,704
11/30/2004               $10,886               $11,271
12/31/2004               $10,977               $11,704
 1/31/2005               $10,844               $11,443
 2/28/2005               $11,082               $11,811
 3/31/2005               $10,987               $11,586
 4/30/2005               $10,749               $11,342
 5/31/2005               $10,720               $11,552
 6/30/2005               $10,815               $11,657
 7/31/2005               $11,053               $12,067
 8/31/2005               $11,044               $12,163
 9/30/2005               $11,148               $12,483
10/31/2005               $10,815               $12,183
11/30/2005               $10,987               $12,595
12/31/2005               $11,342               $12,877
 1/31/2006               $11,738               $13,455
 2/28/2006               $11,747               $13,440
 3/31/2006               $11,979               $13,742
 4/30/2006               $12,326               $14,167
 5/31/2006               $12,220               $13,695
 6/30/2006               $12,046               $13,697
 7/31/2006               $12,104               $13,786
 8/31/2006               $12,297               $14,150
 9/30/2006               $12,394               $14,323
10/31/2006               $12,538               $14,852
11/30/2006               $12,760               $15,223
12/31/2006               $12,970               $15,537
 1/31/2007               $13,049               $15,723
 2/28/2007               $12,911               $15,648
 3/31/2007               $13,099               $15,941
 4/30/2007               $13,553               $16,654
 5/31/2007               $13,730               $17,137
 6/30/2007               $13,839               $17,010
 7/31/2007               $13,711               $16,637
 8/31/2007               $13,375               $16,632
 9/30/2007               $13,721               $17,428
10/31/2007               $14,293               $17,967
11/30/2007               $14,046               $17,240
12/31/2007               $14,169               $17,023
 1/31/2008               $13,202               $15,726
 2/29/2008               $12,803               $15,643
 3/31/2008               $12,583               $15,500
 4/30/2008               $13,122               $16,327
 5/31/2008               $13,212               $16,597
 6/30/2008               $12,374               $15,279
 7/31/2008               $12,075               $14,909
 8/31/2008               $11,895               $14,707
 9/30/2008               $10,709               $12,964
10/31/2008               $ 9,034               $10,509
11/30/2008               $ 8,495               $ 9,836
12/31/2008               $ 8,847               $10,157
 1/31/2009               $ 8,110               $ 9,270
 2/28/2009               $ 7,519               $ 8,328
 3/31/2009               $ 8,032               $ 8,960
 4/30/2009               $ 8,689               $ 9,975
 5/31/2009               $ 9,399               $10,891
 6/30/2009               $ 9,245               $10,846
 7/31/2009               $ 9,970               $11,768
 8/31/2009               $10,325               $12,259
 9/30/2009               $10,747               $12,752
10/31/2009               $10,484               $12,528

AVERAGE ANNUAL TOTAL RETURN

CLASS A                     10/31/09
-------                     --------
1-Year                       +9.40%
5-Year                       -1.32%
Since Inception (7/31/01)    +0.57%

CLASS B (7/31/01-10/31/09)

                               (PERFORMANCE GRAPH)

                TEMPLETON GLOBAL LONG-SHORT   MSCI WORLD
    DATE               FUND - CLASS B            INDEX
-------------   ---------------------------   ----------
 7/31/2001                $10,000              $10,000
 8/31/2001                $ 9,970              $ 9,522
 9/30/2001                $10,190              $ 8,684
10/31/2001                $10,140              $ 8,851
11/30/2001                $10,210              $ 9,376
12/31/2001                $10,170              $ 9,436
 1/31/2002                $10,100              $ 9,152
 2/28/2002                $10,130              $ 9,074
 3/31/2002                $10,620              $ 9,477
 4/30/2002                $10,770              $ 9,158
 5/31/2002                $10,830              $ 9,180
 6/30/2002                $10,460              $ 8,625
 7/31/2002                $10,170              $ 7,899
 8/31/2002                $10,200              $ 7,915
 9/30/2002                $10,090              $ 7,046
10/31/2002                $10,100              $ 7,568
11/30/2002                $10,180              $ 7,977
12/31/2002                $ 9,980              $ 7,592
 1/31/2003                $ 9,740              $ 7,363
 2/28/2003                $ 9,680              $ 7,237
 3/31/2003                $ 9,510              $ 7,217
 4/30/2003                $ 9,430              $ 7,862
 5/31/2003                $ 9,630              $ 8,315
 6/30/2003                $ 9,740              $ 8,462
 7/31/2003                $ 9,970              $ 8,635
 8/31/2003                $10,140              $ 8,824
 9/30/2003                $10,110              $ 8,880
10/31/2003                $10,560              $ 9,409
11/30/2003                $10,570              $ 9,554
12/31/2003                $10,970              $10,156
 1/31/2004                $11,080              $10,321
 2/29/2004                $11,240              $10,498
 3/31/2004                $11,260              $10,432
 4/30/2004                $10,980              $10,224
 5/31/2004                $10,970              $10,324
 6/30/2004                $10,950              $10,541
 7/31/2004                $10,670              $10,199
 8/31/2004                $10,690              $10,248
 9/30/2004                $10,900              $10,445
10/31/2004                $10,980              $10,704
11/30/2004                $11,310              $11,271
12/31/2004                $11,393              $11,704
 1/31/2005                $11,253              $11,443
 2/28/2005                $11,493              $11,811
 3/31/2005                $11,393              $11,586
 4/30/2005                $11,143              $11,342
 5/31/2005                $11,103              $11,552
 6/30/2005                $11,193              $11,657
 7/31/2005                $11,433              $12,067
 8/31/2005                $11,413              $12,163
 9/30/2005                $11,524              $12,483
10/31/2005                $11,173              $12,183
11/30/2005                $11,333              $12,595
12/31/2005                $11,694              $12,877
 1/31/2006                $12,097              $13,455
 2/28/2006                $12,097              $13,440
 3/31/2006                $12,329              $13,742
 4/30/2006                $12,681              $14,167
 5/31/2006                $12,561              $13,695
 6/30/2006                $12,369              $13,697
 7/31/2006                $12,430              $13,786
 8/31/2006                $12,621              $14,150
 9/30/2006                $12,712              $14,323
10/31/2006                $12,843              $14,852
11/30/2006                $13,074              $15,223
12/31/2006                $13,281              $15,537
 1/31/2007                $13,352              $15,723
 2/28/2007                $13,209              $15,648
 3/31/2007                $13,393              $15,941
 4/30/2007                $13,843              $16,654
 5/31/2007                $14,017              $17,137
 6/30/2007                $14,120              $17,010
 7/31/2007                $13,987              $16,637
 8/31/2007                $13,628              $16,632
 9/30/2007                $13,976              $17,428
10/31/2007                $14,549              $17,967
11/30/2007                $14,294              $17,240
12/31/2007                $14,405              $17,023
 1/31/2008                $13,421              $15,726
 2/29/2008                $13,011              $15,643
 3/31/2008                $12,785              $15,500
 4/30/2008                $13,318              $16,327
 5/31/2008                $13,400              $16,597
 6/30/2008                $12,549              $15,279
 7/31/2008                $12,231              $14,909
 8/31/2008                $12,047              $14,707
 9/30/2008                $10,827              $12,964
10/31/2008                $ 9,125              $10,509
11/30/2008                $ 8,582              $ 9,836
12/31/2008                $ 8,931              $10,157
 1/31/2009                $ 8,184              $ 9,270
 2/28/2009                $ 7,572              $ 8,328
 3/31/2009                $ 8,088              $ 8,960
 4/30/2009                $ 8,755              $ 9,975
 5/31/2009                $ 9,461              $10,891
 6/30/2009                $ 9,303              $10,846
 7/31/2009                $10,025              $11,768
 8/31/2009                $10,383              $12,259
 9/30/2009                $10,807              $12,752
10/31/2009                $10,541              $12,528

AVERAGE ANNUAL TOTAL RETURN

CLASS B                     10/31/09
-------                     --------
1-Year                       +11.77%
5-Year                        -1.15%
Since Inception (7/31/01)     +0.64%


                               Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(7)             10/31/09
----------------             --------
1-Year                        +16.42%
5-Year                         +0.15%
Since Inception (7/31/01)      +1.50%

ADVISOR CLASS (7/31/01-10/31/09)(7)

                               (PERFORMANCE GRAPH)

                TEMPLETON GLOBAL LONG-SHORT      MSCI
   DATE            FUND - ADVISOR CLASS       WORLD INDEX
-------------   ---------------------------   -----------
 7/31/2001                $10,000               $10,000
 8/31/2001                $ 9,970               $ 9,522
 9/30/2001                $10,190               $ 8,684
10/31/2001                $10,140               $ 8,851
11/30/2001                $10,210               $ 9,376
12/31/2001                $10,180               $ 9,436
 1/31/2002                $10,120               $ 9,152
 2/28/2002                $10,150               $ 9,074
 3/31/2002                $10,650               $ 9,477
 4/30/2002                $10,800               $ 9,158
 5/31/2002                $10,870               $ 9,180
 6/30/2002                $10,510               $ 8,625
 7/31/2002                $10,220               $ 7,899
 8/31/2002                $10,250               $ 7,915
 9/30/2002                $10,160               $ 7,046
10/31/2002                $10,170               $ 7,568
11/30/2002                $10,250               $ 7,977
12/31/2002                $10,060               $ 7,592
 1/31/2003                $ 9,820               $ 7,363
 2/28/2003                $ 9,760               $ 7,237
 3/31/2003                $ 9,610               $ 7,217
 4/30/2003                $ 9,530               $ 7,862
 5/31/2003                $ 9,740               $ 8,315
 6/30/2003                $ 9,860               $ 8,462
 7/31/2003                $10,090               $ 8,635
 8/31/2003                $10,270               $ 8,824
 9/30/2003                $10,250               $ 8,880
10/31/2003                $10,700               $ 9,409
11/30/2003                $10,720               $ 9,554
12/31/2003                $11,130               $10,156
 1/31/2004                $11,260               $10,321
 2/29/2004                $11,420               $10,498
 3/31/2004                $11,450               $10,432
 4/30/2004                $11,180               $10,224
 5/31/2004                $11,160               $10,324
 6/30/2004                $11,150               $10,541
 7/31/2004                $10,880               $10,199
 8/31/2004                $10,900               $10,248
 9/30/2004                $11,120               $10,445
10/31/2004                $11,220               $10,704
11/30/2004                $11,570               $11,271
12/31/2004                $11,661               $11,704
 1/31/2005                $11,529               $11,443
 2/28/2005                $11,772               $11,811
 3/31/2005                $11,691               $11,586
 4/30/2005                $11,438               $11,342
 5/31/2005                $11,407               $11,552
 6/30/2005                $11,509               $11,657
 7/31/2005                $11,772               $12,067
 8/31/2005                $11,772               $12,163
 9/30/2005                $11,884               $12,483
10/31/2005                $11,529               $12,183
11/30/2005                $11,712               $12,595
12/31/2005                $12,087               $12,877
 1/31/2006                $12,520               $13,455
 2/28/2006                $12,530               $13,440
 3/31/2006                $12,788               $13,742
 4/30/2006                $13,159               $14,167
 5/31/2006                $13,046               $13,695
 6/30/2006                $12,860               $13,697
 7/31/2006                $12,932               $13,786
 8/31/2006                $13,138               $14,150
 9/30/2006                $13,241               $14,323
10/31/2006                $13,396               $14,852
11/30/2006                $13,643               $15,223
12/31/2006                $13,867               $15,537
 1/31/2007                $13,963               $15,723
 2/28/2007                $13,815               $15,648
 3/31/2007                $14,026               $15,941
 4/30/2007                $14,512               $16,654
 5/31/2007                $14,703               $17,137
 6/30/2007                $14,819               $17,010
 7/31/2007                $14,692               $16,637
 8/31/2007                $14,333               $16,632
 9/30/2007                $14,713               $17,428
10/31/2007                $15,326               $17,967
11/30/2007                $15,072               $17,240
12/31/2007                $15,201               $17,023
 1/31/2008                $14,173               $15,726
 2/29/2008                $13,745               $15,643
 3/31/2008                $13,520               $15,500
 4/30/2008                $14,098               $16,327
 5/31/2008                $14,194               $16,597
 6/30/2008                $13,306               $15,279
 7/31/2008                $12,985               $14,909
 8/31/2008                $12,792               $14,707
 9/30/2008                $11,518               $12,964
10/31/2008                $ 9,709               $10,509
11/30/2008                $ 9,142               $ 9,836
12/31/2008                $ 9,519               $10,157
 1/31/2009                $ 8,729               $ 9,270
 2/28/2009                $ 8,095               $ 8,328
 3/31/2009                $ 8,645               $ 8,960
 4/30/2009                $ 9,350               $ 9,975
 5/31/2009                $10,125               $10,891
 6/30/2009                $ 9,961               $10,846
 7/31/2009                $10,738               $11,768
 8/31/2009                $11,119               $12,259
 9/30/2009                $11,585               $12,752
10/31/2009                $11,303               $12,528

ENDNOTES

INVESTMENT RETURN AND PRINCIPAL VALUE OF THE FUND WILL FLUCTUATE WITH THE FUND'S LONG-SHORT INVESTMENT STRATEGY, MARKET CONDITIONS, CURRENCY EXCHANGE RATES AND ECONOMIC, SOCIAL AND POLITICAL CLIMATES OF THE COUNTRIES WHERE THE FUND INVESTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS. IN ADDITION, HISTORICALLY, SMALL-CAP STOCKS HAVE PROVEN MORE VOLATILE IN PRICE THAN LARGE-CAP SECURITIES, ESPECIALLY OVER THE SHORT TERM. ALTHOUGH THE FUND INTENDS TO REDUCE RISK BY HAVING BOTH LONG AND SHORT POSITIONS, IT'S POSSIBLE THE FUND'S LONG POSITIONS WILL DECLINE IN VALUE AT THE SAME TIME THE VALUE OF STOCKS SOLD SHORT INCREASES, THEREBY INCREASING THE POTENTIAL FOR A LOSS. ALSO, THE FUND MAY NOT ALWAYS BE ABLE TO COVER A SHORT POSITION AT ANY PARTICULAR TIME OR AT AN ACCEPTABLE PRICE; LOSSES FROM SHORT SALES MAY BE UNLIMITED. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(7.) Effective 8/2/04, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/2/04, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/1/04, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 8/2/04 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +3.79% and +0.70%.

(8.) Source: (C) 2009 Morningstar. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.


                               12 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 5/1/09     VALUE 10/31/09   PERIOD* 5/1/09-10/31/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                          $1,000            $1,206.50             $24.03
Hypothetical (5% return before expenses)        $1,000            $1,003.43             $21.81
CLASS B
Actual                                          $1,000            $1,201.10             $27.96
Hypothetical (5% return before expenses)        $1,000             $ 999.85             $25.41
ADVISOR CLASS
Actual                                          $1,000            $1,208.90             $22.66
Hypothetical (5% return before expenses)        $1,000            $1,004.69             $20.57

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 4.32%; B: 5.04%; and Advisor: 4.07%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                               14 | Annual Report

Franklin Templeton International Trust

FINANCIAL HIGHLIGHTS

TEMPLETON GLOBAL LONG-SHORT FUND

                                                                               YEAR ENDED OCTOBER 31,
                                                             ----------------------------------------------------------
CLASS A                                                        2009        2008       2007          2006          2005
-------                                                      -------     -------    --------      --------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................   $  9.04     $ 14.48    $  12.99      $  11.36      $ 11.21
                                                             -------     -------    --------      --------      -------
Income from investment operations(a):
   Net investment income (loss)(b)........................     (0.09)       0.04        0.18          0.22         0.12
   Net realized and unrealized gains (losses) ............      1.20       (5.34)       1.61          1.56         0.15
                                                             -------     -------    --------      --------      -------
Total from investment operations .........................      1.11       (5.30)       1.79          1.78         0.27
                                                             -------     -------    --------      --------      -------
Less distributions from:
   Net investment income .................................        --       (0.14)      (0.18)        (0.15)       (0.12)
   Net realized gains ....................................     (2.19)         --(c)    (0.12)           --           --
                                                             -------     -------    --------      --------      -------
Total distributions ......................................     (2.19)      (0.14)      (0.30)        (0.15)       (0.12)
                                                             -------     -------    --------      --------      -------
Redemption fees(d) .......................................        --          --(c)       --(c)         --(c)        --(c)
                                                             -------     -------    --------      --------      -------
Net asset value, end of year .............................   $  7.96     $  9.04    $  14.48      $  12.99      $ 11.36
                                                             =======     =======    ========      ========      =======
Total return(e) ..........................................     16.04%     (36.80)%     13.99%        15.93%        2.37%
RATIOS TO AVERAGE NET ASSETS
Expenses before expense reduction ........................      4.17%       3.12%       2.25%         1.63%        1.58%
Expenses net of expense reduction ........................      4.17%(f)    3.11%       2.25%(f)      1.63%(f)     1.58%(f)
Ratios to average net assets, excluding dividend
   expense on securities sold short:
   Expenses before expense reduction .....................      3.78%       2.48%       1.84%         1.36%        1.23%
   Expenses net of expense reduction .....................      3.78%(f)    2.47%       1.84%(f)      1.36%(f)     1.23%(f)
Net investment income (loss) .............................     (1.28)%      0.28%       1.30%         1.80%        1.09%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................   $49,233     $98,877    $276,342      $141,335      $92,835
Portfolio turnover rate ..................................     54.26%      86.47%      93.83%       133.06%      111.52%
Portfolio turnover rate excluding short sales ............     27.65%      36.45%      33.18%        66.20%       71.34%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 15

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

                                                                           YEAR ENDED OCTOBER 31,
                                                            -----------------------------------------------------
CLASS B                                                      2009        2008       2007        2006        2005
-------                                                     ------     -------    -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................   $ 8.89     $ 14.22    $ 12.75     $ 11.14     $ 10.98
                                                            ------     -------    -------     -------     -------
Income from investment operations(a):
   Net investment income (loss)(b) ......................    (0.14)      (0.05)      0.08        0.14        0.04
   Net realized and unrealized gains (losses) ...........     1.17       (5.26)      1.59        1.53        0.14
                                                            ------     -------    -------     -------     -------
Total from investment operations ........................     1.03       (5.31)      1.67        1.67        0.18
                                                            ------     -------    -------     -------     -------
Less distributions from:
   Net investment income ................................       --       (0.02)     (0.08)      (0.06)      (0.02)
   Net realized gains ...................................    (2.19)         --(c)   (0.12)         --          --
                                                            ------     -------    -------     -------     -------
Total distributions .....................................    (2.19)      (0.02)     (0.20)      (0.06)      (0.02)
                                                            ------     -------    -------     -------     -------
Redemption fees(d) ......................................       --          --(c)      --(c)       --(c)       --(c)
                                                            ------     -------    -------     -------     -------
Net asset value, end of year ............................   $ 7.73     $  8.89    $ 14.22     $ 12.75     $ 11.14
                                                            ======     =======    =======     =======     =======
Total return(e) .........................................    15.24%     (37.28)%    13.29%      14.95%       1.76%
RATIOS TO AVERAGE NET ASSETS
Expenses before expense reduction .......................     4.91%       3.81%      2.91%       2.35%       2.28%
Expenses net of expense reduction .......................     4.91%(f)    3.80%      2.91%(f)    2.35%(f)    2.28%(f)
Ratios to average net assets, excluding dividend
   expense on securities sold short:
   Expenses before expense reduction ....................     4.52%       3.17%       2.50%      2.08%       1.93%
   Expenses net of expense reduction ....................     4.52%(f)    3.16%      2.50%(f)    2.08%(f)    1.93%(f)
Net investment income (loss) ............................    (2.02)%     (0.41)%     0.64%       1.08%       0.39%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................   $8,583     $15,483    $32,184     $34,799     $36,590
Portfolio turnover rate .................................    54.26%      86.47%     93.83%     133.06%     111.52%
Portfolio turnover rate excluding short sales ...........    27.65%      36.45%     33.18%      66.20%      71.34%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.


                              16 | Annual Report

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

                                                                           YEAR ENDED OCTOBER 31,
                                                            ----------------------------------------------------
ADVISOR CLASS                                                2009        2008      2007       2006         2005
-------------                                               ------     -------    ------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................   $ 9.06     $ 14.50    $13.00     $ 11.37     $ 11.22
                                                            ------     -------    ------     -------     -------
Income from investment operations(a):
   Net investment income (loss)(b) ......................    (0.10)       0.07      0.22        0.26        0.19
   Net realized and unrealized gains (losses) ...........     1.23       (5.34)     1.61        1.56        0.12
                                                            ------     -------    ------     -------     -------
Total from investment operations ........................     1.13       (5.27)     1.83        1.82        0.31
                                                            ------     -------    ------     -------     -------
Less distributions from:
   Net investment income ................................       --       (0.17)    (0.21)      (0.19)      (0.16)
   Net realized gains ...................................    (2.19)         --(c)  (0.12)         --          --
                                                            ------     -------    ------     -------     -------
Total distributions .....................................    (2.19)      (0.17)    (0.33)      (0.19)      (0.16)
                                                            ------     -------    ------     -------     -------
Redemption fees(d) ......................................       --          --(c)     --(c)       --(c)       --(c)
                                                            ------     -------    ------     -------     -------
Net asset value, end of year ............................   $ 8.00     $  9.06    $14.50     $ 13.00     $ 11.37
                                                            ======     =======    ======     =======     =======
Total return ............................................    16.42%     (36.65)%   14.41%      16.19%       2.75%
RATIOS TO AVERAGE NET ASSETS
Expenses before expense reduction .......................     3.92%       2.81%     1.91%       1.35%       1.28%
Expenses net of expense reduction .......................     3.92%(e)    2.80%     1.91%(e)    1.35%(e)    1.28%(e)
Ratios to average net assets, excluding dividend
   expense on securities sold short:
   Expenses before expense reduction ....................     3.53%       2.17%     1.50%       1.08%       0.93%
   Expenses net of expense reduction ....................     3.53%(e)    2.16%     1.50%(e)    1.08%(e)    0.93%(e)
Net investment income (loss) ............................    (1.03)%      0.59%     1.64%       2.08%       1.39%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................   $2,776     $ 3,282    $7,440     $ 3,654     $ 3,096
Portfolio turnover rate .................................    54.26%      86.47%    93.83%     133.06%     111.52%
Portfolio turnover rate excluding short sales ...........    27.65%      36.45%    33.18%      66.20%      71.34%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Franklin Templeton International Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2009

TEMPLETON GLOBAL LONG-SHORT FUND                                               INDUSTRY                       SHARES       VALUE
--------------------------------                           -----------------------------------------------  ----------  -----------
       COMMON STOCKS 93.3%
       AUSTRALIA 0.8%
       Brambles Ltd. ....................................           Commercial Services & Supplies              48,841  $   307,691
       Qantas Airways Ltd. ..............................                      Airlines                         70,620      175,470
                                                                                                                        -----------
                                                                                                                            483,161
                                                                                                                        -----------
       AUSTRIA 1.7%
       Telekom Austria AG ...............................       Diversified Telecommunication Services          63,480    1,041,318
                                                                                                                        -----------
       FRANCE 8.3%
       Compagnie Generale des Etablissements
          Michelin, B ...................................                   Auto Components                      6,850      509,429
       France Telecom SA ................................       Diversified Telecommunication Services          45,650    1,132,322
       GDF Suez .........................................                   Multi-Utilities                     16,500      691,953
       Sanofi-Aventis ...................................                   Pharmaceuticals                     17,340    1,269,025
       Total SA, B ......................................             Oil, Gas & Consumable Fuels               15,420      921,842
       Vivendi SA .......................................                        Media                          18,540      515,927
                                                                                                                        -----------
                                                                                                                          5,040,498
                                                                                                                        -----------
       GERMANY 4.9%
       Bayerische Motoren Werke AG ......................                     Automobiles                       11,700      571,989
       E.ON AG ..........................................                 Electric Utilities                    16,480      630,622
       Muenchener Rueckversicherungs-Gesellschaft AG ....                      Insurance                         5,550      882,246
       Siemens AG .......................................              Industrial Conglomerates                  9,890      891,198
                                                                                                                        -----------
                                                                                                                          2,976,055
                                                                                                                        -----------
       GREECE 0.2%
       Diana Shipping Inc. ..............................                       Marine                           9,900      127,908
                                                                                                                        -----------
       IRELAND 0.5%
       CRH PLC ..........................................               Construction Materials                  13,230      324,056
                                                                                                                        -----------
       ITALY 2.0%
       Eni SpA ..........................................             Oil, Gas & Consumable Fuels               23,458      583,588
(a)    Intesa Sanpaolo SpA ..............................                  Commercial Banks                    147,390      623,416
                                                                                                                        -----------
                                                                                                                          1,207,004
                                                                                                                        -----------
       JAPAN 0.8%
       Toyota Motor Corp. ...............................                     Automobiles                       12,925      510,381
                                                                                                                        -----------
       NETHERLANDS 4.0%
       Akzo Nobel NV ....................................                      Chemicals                        10,510      622,822
(a)    ING Groep NV .....................................           Diversified Financial Services              82,000    1,078,025
(a)    Randstad Holding NV ..............................                Professional Services                  18,760      714,832
                                                                                                                        -----------
                                                                                                                          2,415,679
                                                                                                                        -----------
       NORWAY 2.1%
(a)    Telenor ASA ......................................       Diversified Telecommunication Services          99,000    1,281,237
                                                                                                                        -----------
       PORTUGAL 1.1%
       Banco Espirito Santo SA ..........................                  Commercial Banks                     88,133      650,770
                                                                                                                        -----------
       RUSSIA 2.1%
       Gazprom, ADR .....................................             Oil, Gas & Consumable Fuels               53,540    1,265,150
                                                                                                                        -----------


                               18 | Annual Report

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND                                               INDUSTRY                       SHARES       VALUE
--------------------------------                           -----------------------------------------------  ----------  -----------
       COMMON STOCKS (CONTINUED)
       SINGAPORE 2.8%
(a)    Flextronics International Ltd. ...................   Electronic Equipment, Instruments & Components     163,730  $ 1,060,970
       Singapore Telecommunications Ltd. ................       Diversified Telecommunication Services         302,000      633,454
                                                                                                                        -----------
                                                                                                                          1,694,424
                                                                                                                        -----------
       SOUTH KOREA 1.2%
       Samsung Electronics Co. Ltd. .....................      Semiconductors & Semiconductor Equipment          1,180      718,979
                                                                                                                        -----------
       SPAIN 2.2%
       Iberdrola SA .....................................                 Electric Utilities                    38,170      347,042
       Telefonica SA ....................................       Diversified Telecommunication Services          35,980    1,007,330
                                                                                                                        -----------
                                                                                                                          1,354,372
                                                                                                                        -----------
       SWITZERLAND 3.6%
       Adecco SA ........................................                Professional Services                  17,590      788,635
       Roche Holding AG .................................                   Pharmaceuticals                      8,662    1,390,479
                                                                                                                        -----------
                                                                                                                          2,179,114
                                                                                                                        -----------
       TAIWAN 2.4%
(b)    Compal Electronics Inc., GDR, Reg S ..............               Computers & Peripherals                110,069      701,140
(c)    Taiwan Semiconductor Manufacturing Co. Ltd., ADR..      Semiconductors & Semiconductor Equipment         75,728      722,445
                                                                                                                        -----------
                                                                                                                          1,423,585
                                                                                                                        -----------
       TURKEY 1.5%
       Turkcell Iletisim Hizmetleri AS, ADR .............         Wireless Telecommunication Services           54,130      889,356
                                                                                                                        -----------
       UNITED KINGDOM 16.3%
       Aviva PLC ........................................                      Insurance                       163,980    1,033,307
       BAE Systems PLC ..................................                 Aerospace & Defense                  111,233      574,730
(c)    BP PLC ...........................................             Oil, Gas & Consumable Fuels              143,418    1,347,835
       British Sky Broadcasting Group PLC ...............                        Media                         100,205      876,900
       G4S PLC ..........................................           Commercial Services & Supplies             164,029      680,010
       GlaxoSmithKline PLC ..............................                   Pharmaceuticals                     59,509    1,221,311
       Informa Group PLC ................................                        Media                          83,540      402,428
       Kingfisher PLC ...................................                  Specialty Retail                    141,786      520,754
       Pearson PLC ......................................                        Media                          41,903      573,091
(a)    Premier Foods PLC ................................                    Food Products                     166,327       97,901
(a, d) Premier Foods PLC, 144A ..........................                    Food Products                     321,941      189,495
       Royal Dutch Shell PLC, B .........................             Oil, Gas & Consumable Fuels               37,078    1,071,731
       The Sage Group PLC ...............................                      Software                         51,587      181,085
       Vodafone Group PLC ...............................         Wireless Telecommunication Services          491,316    1,085,774
                                                                                                                        -----------
                                                                                                                          9,856,352
                                                                                                                        -----------
       UNITED STATES 34.8%
       Accenture PLC, A .................................                     IT Services                       23,170      859,144
       ACE Ltd. .........................................                      Insurance                        10,160      521,818
(e)    American Express Co. .............................                  Consumer Finance                     17,060      594,370
(a, c) Amgen Inc. .......................................                    Biotechnology                      13,010      699,027
(c)    Aon Corp. ........................................                      Insurance                        11,200      431,312
       The Bank of New York Mellon Corp. ................                   Capital Markets                     23,950      638,507
(a, c) Cisco Systems Inc. ...............................              Communications Equipment                 56,350    1,287,597


                               Annual Report | 19

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND                                               INDUSTRY                       SHARES       VALUE
--------------------------------                           -----------------------------------------------  ----------  -----------
       COMMON STOCKS (CONTINUED)
       UNITED STATES (CONTINUED)
(c)    Comcast Corp., A .................................                       Media                           75,610  $ 1,096,345
       Covidien PLC .....................................         Health Care Equipment & Supplies              18,850      793,962
       CVS Caremark Corp. ...............................             Food & Staples Retailing                  10,490      370,297
(a)    Dell Inc. ........................................              Computers & Peripherals                  42,460      615,245
       E. I. du Pont de Nemours and Co. .................                     Chemicals                         18,840      599,489
       FedEx Corp. ......................................              Air Freight & Logistics                   8,299      603,254
       The Gap Inc. .....................................                 Specialty Retail                      15,030      320,740
(c)    General Electric Co. .............................             Industrial Conglomerates                  36,720      523,627
       Halliburton Co. ..................................            Energy Equipment & Services                23,190      677,380
       Marsh & McLennan Cos. Inc. .......................                     Insurance                         31,380      736,175
(c)    Merck & Co. Inc. .................................                  Pharmaceuticals                      38,730    1,197,919
(c)    Microsoft Corp. ..................................                     Software                          42,420    1,176,307
(c)    News Corp., A ....................................                       Media                           55,510      639,475
(c)    Oracle Corp. .....................................                     Software                          32,080      676,888
(c)    Pfizer Inc. ......................................                  Pharmaceuticals                      66,470    1,131,984
       The Procter & Gamble Co. .........................                Household Products                      9,400      545,200
(a, c) Progressive Corp. ................................                     Insurance                         39,210      627,360
       RenaissanceRe Holdings Ltd. ......................                     Insurance                          3,520      184,800
(a)    Sprint Nextel Corp. ..............................        Wireless Telecommunication Services           131,940      390,542
(e)    Target Corp. .....................................                 Multiline Retail                      17,825      863,265
       Time Warner Cable Inc. ...........................                       Media                           16,973      669,415
       Tyco Electronics Ltd. ............................  Electronic Equipment, Instruments & Components       27,080      575,450
       Tyco International Ltd. ..........................             Industrial Conglomerates                  17,530      588,132
       The Walt Disney Co. ..............................                       Media                           17,050      466,659
                                                                                                                        -----------
                                                                                                                         21,101,685
                                                                                                                        -----------
       TOTAL COMMON STOCKS
          (COST $60,627,593) ............................                                                                56,541,084
                                                                                                                        -----------
       PREFERRED STOCKS (COST $297,113) 1.0%
       BRAZIL 1.0%
       Vale SA, ADR, pfd., A ............................                  Metals & Mining                      26,640      615,384
       TOTAL INVESTMENTS BEFORE SHORT TERM
       INVESTMENTS (COST $60,924,706) ...................                                                                57,156,468
                                                                                                                        -----------

                                                                                                             PRINCIPAL
                                                                                                              AMOUNT
                                                                                                            ----------
       SHORT TERM INVESTMENTS (COST $3,000,000) 5.0%
       TIME DEPOSITS 5.0%
       UNITED STATES 5.0%
       Paribas Corp., 0.11%, 11/02/09 ...................                                                   $3,000,000    3,000,000
                                                                                                                        -----------
       TOTAL INVESTMENTS (COST $63,924,706) 99.3% .......                                                                60,156,468
       OPTIONS WRITTEN (0.0)%(f) ........................                                                                    (8,850)
       SECURITIES SOLD SHORT (27.2)% ....................                                                               (16,458,194)
       OTHER ASSETS, LESS LIABILITIES 27.9% .............                                                                16,902,492
                                                                                                                        -----------
       NET ASSETS 100.0% ................................                                                               $60,591,916
                                                                                                                        ===========


                               20 | Annual Report

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND                                               INDUSTRY                      CONTRACTS     VALUE
--------------------------------                           -----------------------------------------------  ----------  -----------
(g)    OPTIONS WRITTEN 0.0%(f)
       CALL OPTIONS 0.0%(f)
       UNITED STATES 0.0%(f)
       American Express Co., Jan. 42.5 Calls,1/16/10 ....                  Consumer Finance                         75  $     3,375
       Target Corp., Jan. 55 Calls, 1/16/10 .............                  Multiline Retail                         75        5,475
                                                                                                                        -----------
       TOTAL OPTIONS WRITTEN
          (PREMIUMS RECEIVED $14,400) ...................                                                                     8,850
                                                                                                                        -----------

                                                                                                              SHARES
                                                                                                            ----------
(h)    SECURITIES SOLD SHORT 27.2%
       GERMANY 1.8%
(i)    Shares MSCI Germany Index Fund ...................           Diversified Financial Services              52,549    1,108,258
                                                                                                                        -----------
       SOUTH KOREA 2.7%
(i)    Shares MSCI South Korea Index Fund ...............           Diversified Financial Services              38,630    1,656,454
                                                                                                                        -----------
       SPAIN 0.5%
       Antena 3 de Television SA ........................                        Media                          34,860      297,459
                                                                                                                        -----------
       SWITZERLAND 2.7%
(i)    Shares MSCI Switzerland Index Fund ...............           Diversified Financial Services              74,440    1,591,527
                                                                                                                        -----------
       UNITED KINGDOM 1.1%
(i)    Shares MSCI United Kingdom Index Fund ............           Diversified Financial Services              44,640      691,474
                                                                                                                        -----------
       UNITED STATES 18.4%
       CoStar Group Inc. ................................                Professional Services                  24,580      954,196
       Eagle Bulk Shipping Inc. .........................                       Marine                          25,120      119,069
       Granite Construction Inc. ........................             Construction & Engineering                19,860      567,202
       Iron Mountain Inc. ...............................                 Commercial Services                   31,860      778,340
       Jabil Circuit Inc. ...............................   Electronic Equipment, Instruments & Components      29,330      392,435
       Marriott International Inc., A ...................            Hotels, Restaurants & Leisure              17,930      449,326
       Martha Stewart Living Omnimedia Inc., A ..........                        Media                          93,720      485,470
       Netflix Inc. .....................................              Internet & Catalog Retail                22,430    1,198,884
       PACCAR Inc. ......................................                      Machinery                        27,990    1,047,106
       PowerShares QQQ Nasdaq 100 .......................           Diversified Financial Services              53,728    2,200,699
       SPDR Trust Series 1 ..............................           Diversified Financial Services              21,043    2,179,213
       Vulcan Materials Co. (Holding Co) ................               Construction Materials                  16,100      741,082
                                                                                                                        -----------
                                                                                                                         11,113,022
                                                                                                                        -----------
       TOTAL SECURITIES SOLD SHORT
          (PROCEEDS $14,225,889) ........................                                                               $16,458,194
                                                                                                                        -----------


                               Annual Report | 21

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

See Abbreviations on page 37.

(a)  Non-income producing.

(b) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2009, the value of this security was $701,140, representing 1.16% of net assets.

(c) Security or a portion of the security has been segregated as collateral for securities sold short. At October 31, 2009, the aggregate value of these securities and/or cash pledged amounted to $25,778,197.

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2009, the value of this security was $189,495, representing 0.31% of net assets.

(e) A portion or all of the security is held in connection with written option contracts open at year end.

(f)  Rounds to less than 0.1% of net assets.

(g)  See Note 1(c) regarding written options.

(h)  See Note 1(d) regarding securities sold short.

   The accompanying notes are an integral part of these financial statements.


                               22 | Annual Report

Franklin Templeton International Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2009

                                                                              TEMPLETON GLOBAL
                                                                               LONG-SHORT FUND
                                                                              ----------------
Assets:
   Investments in securities:
      Cost ................................................................     $ 63,924,706
                                                                                ============
      Value ...............................................................     $ 60,156,468
   Cash ...................................................................          661,396
   Cash on deposit with brokers ...........................................       15,463,596
   Foreign currency, at value (cost $151,005) .............................          151,004
   Receivables:
      Investment securities sold ..........................................        1,165,164
      Capital shares sold .................................................          112,268
      Dividends ...........................................................          171,923
   Other assets ...........................................................              100
                                                                                ------------
         Total assets .....................................................       77,881,919
                                                                                ------------
Liabilities:
   Payables:
      Investment securities purchased .....................................          235,944
      Capital shares redeemed .............................................          350,967
      Affiliates ..........................................................          163,060
   Options written, at value (premiums received $14,400) ..................            8,850
   Securities sold short, at value (proceeds $14,225,889) .................       16,458,194
   Accrued expenses and other liabilities .................................           72,988
                                                                                ------------
         Total liabilities ................................................       17,290,003
                                                                                ------------
            Net assets, at value ..........................................     $ 60,591,916
                                                                                ============
Net assets consist of:
   Paid-in capital ........................................................     $126,953,650
   Net unrealized appreciation (depreciation) .............................       (5,994,978)
   Accumulated net realized gain (loss) ...................................      (60,366,756)
                                                                                ------------
            Net assets, at value ..........................................     $ 60,591,916
                                                                                ------------
CLASS A:
   Net assets, at value ...................................................     $ 49,232,636
                                                                                ============
   Shares outstanding .....................................................        6,183,642
                                                                                ============
   Net asset value per share(a)............................................     $       7.96
                                                                                ============
   Maximum offering price per share (net asset value per share / 94.25%) ..     $       8.45
                                                                                ============
CLASS B:
   Net assets, at value ...................................................     $  8,582,969
                                                                                ============
   Shares outstanding .....................................................        1,110,921
                                                                                ============
   Net asset value and maximum offering price per share(a) ................     $       7.73
                                                                                ============
ADVISOR CLASS:
   Net assets, at value ...................................................     $  2,776,311
                                                                                ============
   Shares outstanding .....................................................          346,978
                                                                                ============
   Net asset value and maximum offering price per share ...................     $       8.00
                                                                                ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 23

Franklin Templeton International Trust

STATEMENT OF OPERATIONS
for the year ended October 31, 2009

                                                                              TEMPLETON GLOBAL
                                                                               LONG-SHORT FUND
                                                                              ----------------
Investment income:
   Dividends (net of foreign taxes withheld of $118,987) ..................     $  2,019,437
   Interest ...............................................................           26,547
                                                                                ------------
         Total investment income ..........................................        2,045,984
                                                                                ------------
Expenses:
   Management fees (Note 3a) ..............................................        1,771,373
   Administrative fees (Note 3b) ..........................................          141,915
   Interest expense .......................................................          166,306
   Distribution fees: (Note 3c)
      Class A .............................................................          145,832
      Class B .............................................................          100,303
   Transfer agent fees (Note 3e) ..........................................          224,391
   Custodian fees (Note 4) ................................................           12,183
   Reports to shareholders ................................................           42,391
   Registration and filing fees ...........................................           56,619
   Professional fees ......................................................           41,335
   Trustees' fees and expenses ............................................            8,001
   Dividends on securities sold short .....................................          282,136
   Other ..................................................................           31,642
                                                                                ------------
         Total expenses ...................................................        3,024,427
         Expense reductions (Note 4) ......................................             (245)
                                                                                ------------
            Net expenses ..................................................        3,024,182
                                                                                ------------
               Net investment income (loss) ...............................         (978,198)
                                                                                ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .........................................................      (48,338,673)
      Written options (Note 6) ............................................          183,409
      Foreign currency transactions .......................................         (284,019)
      Securities sold short ...............................................       (2,074,018)
                                                                                ------------
               Net realized gain (loss) ...................................      (50,513,301)
                                                                                ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .........................................................       56,900,069
      Translation of other assets and liabilities denominated in foreign
         currencies .......................................................          177,640
                                                                                ------------
               Net change in unrealized appreciation (depreciation) .......       57,077,709
                                                                                ------------
Net realized and unrealized gain (loss) ...................................        6,564,408
                                                                                ------------
Net increase (decrease) in net assets resulting from operations ...........     $  5,586,210
                                                                                ============

   The accompanying notes are an integral part of these financial statements.


                               24 | Annual Report

Franklin Templeton International Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    TEMPLETON GLOBAL LONG-SHORT FUND
                                                                                                         YEAR ENDED OCTOBER 31,
                                                                                                    --------------------------------
                                                                                                         2009             2008
                                                                                                    -------------   ----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ...............................................................   $   (978,198)   $     589,484
      Net realized gain (loss) from investments, written options, foreign currency transactions
         and securities sold short ...............................................................    (50,513,301)      28,436,406
      Net change in unrealized appreciation (depreciation) on investments and translation of
         other assets and liabilities denominated in foreign currencies ..........................     57,077,709     (126,878,865)
                                                                                                     ------------    -------------
            Net increase (decrease) in net assets resulting from operations ......................      5,586,210      (97,852,975)
                                                                                                     ------------    -------------
   Distributions to shareholders from:
      Net investment income:
         Class A .................................................................................             --       (2,781,512)
         Class B .................................................................................             --          (52,174)
         Advisor Class ...........................................................................             --          (93,245)
      Net realized gains:
         Class A .................................................................................    (19,223,990)         (97,526)
         Class B .................................................................................     (3,331,533)         (10,567)
         Advisor Class ...........................................................................     (1,058,227)          (2,584)
                                                                                                     ------------    -------------
   Total distributions to shareholders ...........................................................    (23,613,750)      (3,037,608)
                                                                                                     ------------    -------------
   Capital share transactions: (Note 2)
         Class A .................................................................................    (35,042,680)     (89,456,657)
         Class B .................................................................................     (4,523,142)      (6,224,898)
         Advisor Class ...........................................................................        544,138       (1,755,807)
                                                                                                     ------------    -------------
   Total capital share transactions ..............................................................    (39,021,684)     (97,437,362)
                                                                                                     ------------    -------------
   Redemption fees                                                                                             --            3,430
                                                                                                     ------------    -------------
            Net increase (decrease) in net assets ................................................    (57,049,224)    (198,324,515)
Net assets:
   Beginning of year .............................................................................    117,641,140      315,965,655
                                                                                                     ------------    -------------
   End of year ...................................................................................   $ 60,591,916    $ 117,641,140
                                                                                                     ============    =============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 25

Franklin Templeton International Trust

NOTES TO FINANCIAL STATEMENTS

TEMPLETON GLOBAL LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton International Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of three separate funds. The Templeton Global Long-Short Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers three classes of shares: Class A, Class B, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Time deposits are valued at cost.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for


                               26 | Annual Report

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At October 31, 2009, a market event occurred resulting in a portion of the securities held by the Fund being fair valued. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.


                               Annual Report | 27

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund purchases or writes option contracts generally in order to manage or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

D. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the fund to replace a borrowed security with the same security at current market value. The fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the fund sold the security short, while losses are potentially unlimited in size.

The fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the fund.

E. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.


                               28 | Annual Report

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. INCOME TAXES (CONTINUED)

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of October 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                               Annual Report | 29

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                                               YEAR ENDED OCTOBER 31,
                                                             --------------------------------------------------------
                                                                       2009                           2008
                                                             --------------------------   ---------------------------
                                                               SHARES         AMOUNT         SHARES         AMOUNT
                                                             ----------   -------------   -----------   -------------
CLASS A SHARES:
   Shares sold ...........................................      830,414   $  6,047,179      8,797,477   $ 118,091,602
   Shares issued in reinvestment of distributions ........    2,433,935     16,848,170        151,562       2,115,800
   Shares redeemed .......................................   (8,021,986)   (57,938,029)   (17,098,580)   (209,664,059)
                                                             ----------   ------------    -----------   -------------
   Net increase (decrease) ...............................   (4,757,637)  $(35,042,680)    (8,149,541)  $ (89,456,657)
                                                             ==========   ============    ===========   =============
CLASS B SHARES:
   Shares sold ...........................................       46,163   $    314,852         76,210   $   1,003,311
   Shares issued in reinvestment of distributions ........      372,589      2,519,509          3,424          47,279
   Shares redeemed .......................................   (1,050,245)    (7,357,503)      (600,758)     (7,275,488)
                                                             ----------   ------------    -----------   -------------
   Net increase (decrease) ...............................     (631,493)  $ (4,523,142)      (521,124)  $  (6,224,898)
                                                             ==========   ============    ===========   =============
ADVISOR CLASS SHARES:
   Shares sold ...........................................      449,322   $  3,684,015        228,803   $   3,051,028
   Shares issued in reinvestment of distributions ........      130,718        907,483          3,282          45,789
   Shares redeemed .......................................     (595,439)    (4,047,360)      (382,857)     (4,852,624)
                                                             ----------   ------------    -----------   -------------
   Net increase (decrease) ...............................      (15,399)  $    544,138       (150,772)  $  (1,755,807)
                                                             ==========   ============    ===========   =============


                               30 | Annual Report

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                           AFFILIATION
----------                                                     ----------------------
Franklin Advisers, Inc. (Advisers)                             Investment manager
Templeton Global Advisors Limited (TGAL)                       Investment manager
Franklin Templeton Services, LLC (FT Services)                 Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)           Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)  Transfer agent

A. MANAGEMENT FEES

The Fund pays Advisers an investment management fee comprised of a "base fee" and a "performance adjustment". The base fee is calculated at the beginning of each month using an annual rate of 1.50% of the prior month's average daily net assets. The performance adjustment is calculated at the beginning of each month based on how much the Fund's total return exceeded or lagged its benchmark, the Morgan Stanley Capital International World Index, (Fund performance differential), over the preceding twelve-month period (performance period). A performance adjustment is applicable if the Fund performance differential exceeds 2.00%, either upwards (an increase to the base fee) or downwards (a decrease to the base fee). The performance adjustment rate is equal to 0.01% for each additional 0.05% that the Fund performance differential exceeds 2.00%. The performance adjustment amount is determined by multiplying the performance adjustment rate by the average daily net assets of the performance period. The performance adjustment rate may not exceed 1.00% annualized, either upwards or downwards. At the end of each month, an annualized investment management fee ratio is calculated (total investment management fees divided by fiscal year to date average daily net assets). In accordance with the Investment Management Agreement, the investment management fee ratio may not exceed 2.50% or fall below 0.50% for the fiscal year. For the fiscal year, the total annualized management fee rate, including the performance adjustment, was 2.50% of the average daily net assets of the Fund.

Under a subadvisory agreement, TGAL, an affiliate of Advisers, provides subadvisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.


                               Annual Report | 31

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A....   0.35%
Class B....   1.00%

The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers .............................................   $ 5,239
Contingent deferred sales charges retained.....................   $32,766

E. TRANSFER AGENT FEES

For the year ended October 31, 2009, the Fund paid transfer agent fees of $224,391, of which $137,954 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.


                               32 | Annual Report

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2012 ..................................   $10,046,335
2014 ..................................        19,501
2017 ..................................    49,729,649
                                          -----------
                                          $59,795,485(a)
                                          ===========

(a) Includes $10,065,836 from the merged Franklin U.S. Long-Short Fund, which may be carried over to offset future capital gains, subject to certain limitations.

The tax character of distributions paid during the years ended October 31, 2009 and 2008, was as follows:

                                      2009         2008
                                  -----------   ----------
Distributions paid from:
   Ordinary income ............   $ 5,810,211   $2,926,931
   Long term capital gain .....    17,803,539      110,677
                                  -----------   ----------
                                  $23,613,750   $3,037,608
                                  ===========   ==========

At October 31, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .........................   $ 64,495,977
                                                ============
Unrealized appreciation .....................   $  6,915,217
Unrealized depreciation .....................    (11,254,726)
                                                ------------
Net unrealized appreciation (depreciation) ..   $ (4,339,509)
                                                ============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, pass-through entity income, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, pass-through entity income, and certain dividends on securities sold short.


                               Annual Report | 33

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments and securities sold short (excluding short term securities) for the year ended October 31, 2009, aggregated $37,043,484 and $93,482,742, respectively.

Transactions in options written during the year ended October 31, 2009, were as follows:

                                                NUMBER OF    PREMIUMS
                                                CONTRACTS    RECEIVED
                                                ---------   ---------
Options outstanding at October 31, 2008 .....        --     $      --
Options written .............................     2,969       203,204
Options expired .............................    (2,736)     (183,409)
Options exercised ...........................       (83)       (5,395)
Options closed ..............................        --            --
                                                 ------     ---------
Options outstanding at October 31, 2009 .....       150     $  14,400
                                                 ======     =========

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. OTHER DERIVATIVE INFORMATION

At October 31, 2009, the funds have invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

                                 ASSET DERIVATIVES                     LIABILITY DERIVATIVES
                       ------------------------------------   --------------------------------------
DERIVATIVE CONTRACTS
NOT ACCOUNTED FOR AS   STATEMENT OF ASSETS AND   FAIR VALUE    STATEMENT OF ASSETS AND    FAIR VALUE
HEDGING INSTRUMENTS      LIABILITIES LOCATION      AMOUNT        LIABILITIES LOCATION       AMOUNT
--------------------   -----------------------   ----------   -------------------------   ----------
Equity contracts....   Investments, at value         $--      Options written, at value     $8,850


                               34 | Annual Report

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

8. OTHER DERIVATIVE INFORMATION (CONTINUED)

The effect of derivative contracts on the Fund's Statement of Operations was as follows:

                                                                           CHANGE IN
DERIVATIVE CONTRACTS                                                       UNREALIZED        AVERAGE AMOUNT
NOT ACCOUNTED FOR AS      STATEMENT OF OPERATIONS      REALIZED GAIN      APPRECIAITON     OUTSTANDING DURING
HEDGING INSTRUMENTS               LOCATION               (LOSS)(a)     (DEPRECIATION)(a)    THE PERIOD(a, b)
--------------------   -----------------------------   -------------   -----------------   ------------------
Equity contracts....   Net realized gain (loss) from
                       written options/Net change in
                       unrealized appreciation
                       (depreciation) on investments      $69,699           $19,700               $498

(a)  For the six months ended October 31, 2009.

(b) Represents the average number of option contracts or notional amount for other derivative contracts outstanding during the period.

See Note 1(c) regarding derivative financial instruments.

9. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $332 of its pro rata portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended October 31, 2009, the Fund did not utilize the Global Credit Facility.


                               Annual Report | 35

Franklin Templeton International Trust

TEMPLETON GLOBAL LONG-SHORT FUND

10. FAIR VALUE MEASUREMENTS

The Trust follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                             LEVEL 1       LEVEL 2    LEVEL 3      TOTAL
                                           -----------   ----------   -------   -----------
ASSETS:
   Investments in Securities:
      Equity Investments:(a)
         Australia ....................    $        --   $  483,161    $ --     $   483,161
         Japan ........................             --      510,381      --         510,381
         Other Equity Investments(b) ..     56,162,926           --      --      56,162,926
      Short Term Investments ..........             --    3,000,000      --       3,000,000
                                           -----------   ----------    ----     -----------
         Total Investments in
            Securities ................    $56,162,926   $3,993,542    $ --     $60,156,468
                                           ===========   ==========    ====     ===========
LIABILITIES:
      Options Written .................          8,850           --      --           8,850
      Securities Sold Short ...........     16,458,194           --      --      16,458,194

(a)  Includes common and preferred stock as well as other equity investments.

(b) For detailed country descriptions, see the accompanying Statement of Investments.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through December 16, 2009, the issuance date of the financial statements and determined disclosure of the following is necessary:

On December 1, 2009, the Board of Trustees for the Franklin Templeton International Trust approved a proposal to reorganize Templeton Global Long-Short Fund into the Templeton World Fund, subject to approval by the shareholders of Templeton Global Long-Short Fund at a meeting expected to be held in April 2010.


                               36 | Annual Report

Franklin Tax-Free Trust

TEMPLETON GLOBAL LONG-SHORT FUND

ABBREVIATIONS

SELECTED PORTFOLIO

ADR - American Depository Receipt
GDR - Global Depository Receipt
SPDR - S&P Depository Receipt


                               Annual Report | 37

Franklin Templeton International Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON GLOBAL LONG-SHORT FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Templeton Global Long-Short Fund (the "Fund") at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 16, 2009


                               38 | Annual Report

Franklin Templeton International Trust

TAX DESIGNATION (UNAUDITED)

TEMPLETON GLOBAL LONG-SHORT FUND

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $17,803,538 as a long term capital gain dividend for the fiscal year ended October 31, 2009.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $5,810,211 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2009.

Under Section 854(b)(2) of the Code, the Fund designates 10.86% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2009.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $2,038,302 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2009. Distributions, including qualified dividend income, paid during calendar year 2009 will be reported to shareholders on Form 1099-DIV in January 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.


                               Annual Report | 39

Franklin Templeton International Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                        NUMBER OF PORTFOLIOS
                                                                           IN FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF            OVERSEEN BY
AND ADDRESS                          POSITION          TIME SERVED          BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   --------------------   -------------------------------------
HARRIS J. ASHTON (1932)          Trustee           Since 1991           133                    Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)         Trustee           Since 2007           110                    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired; and FORMERLY, Vice President, senior member and President, Board of Administration, California Public Employees Retirement
Systems (CALPERS) (1971-2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                  Trustee           Since 2007           110                    ICO Global Communications (Holdings)
One Franklin Parkway                                                                           Limited (satellite company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)          Trustee           Since 1998           133                    Hess Corporation (exploration and
One Franklin Parkway                                                                           refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                                       Company (processed foods and allied
                                                                                               products), RTI International Metals,
                                                                                               Inc. (manufacture and distribution
                                                                                               of titanium), Canadian National
                                                                                               Railway (railroad) and White
                                                                                               Mountains Insurance Group, Ltd.
                                                                                               (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).


                               40 | Annual Report

                                                                        NUMBER OF PORTFOLIOS
                                                                           IN FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF            OVERSEEN BY
AND ADDRESS                          POSITION          TIME SERVED          BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   --------------------   -------------------------------------
FRANK W.T. LAHAYE (1929)         Trustee           Since 1991           110                    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)            Trustee           Since 2007           133                    Hess Corporation (exploration and
One Franklin Parkway                                                                           refining of oil and gas).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)         Trustee           Since 2007           141                    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)            Lead              Trustee since        110                    None
One Franklin Parkway             Independent       2006 and Lead
San Mateo, CA 94403-1906         Trustee           Independent
                                                   Trustee since
                                                   2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                        NUMBER OF PORTFOLIOS
                                                                           IN FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF            OVERSEEN BY
AND ADDRESS                          POSITION          TIME SERVED          BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   --------------------   -------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and       Trustee since        133                    None
One Franklin Parkway             Chairman of       1991 and
San Mateo, CA 94403-1906         the Board         Chairman of the
                                                   Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 41

                                                                        NUMBER OF PORTFOLIOS
                                                                           IN FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF            OVERSEEN BY
AND ADDRESS                          POSITION          TIME SERVED          BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   --------------------   -------------------------------------
**GREGORY E. JOHNSON (1961)      Trustee           Since 2007           89                     None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)            Chief             Chief Compliance     Not Applicable         Not Applicable
One Franklin Parkway             Compliance        Officer since 2004
San Mateo, CA 94403-1906         Officer and       and Vice
                                 Vice President    President - AML
                                 - AML             Compliance since
                                 Compliance        2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)        Chief             Since March 2009     Not Applicable         Not Applicable
One Franklin Parkway             Executive
San Mateo, CA 94403-1906         Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant
Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton
Services, LLC (1997-2003).

GASTON GARDEY (1967)             Treasurer,        Since March 2009     Not Applicable         Not Applicable
One Franklin Parkway             Chief Financial
San Mateo, CA 94403-1906         Officer and
                                 Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton
Investments).

ALIYA S. GORDON (1973)           Vice President    Since March 2009     Not Applicable         Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).


                               42 | Annual Report

                                                                        NUMBER OF PORTFOLIOS
                                                                           IN FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF            OVERSEEN BY
AND ADDRESS                          POSITION          TIME SERVED          BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   --------------------   -------------------------------------
DAVID P. GOSS (1947)             Vice President    Since 2000           Not Applicable         Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY (1955)            Vice President    Since August         Not Applicable         Not Applicable
One Franklin Parkway                               2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)    President and     President since      Not Applicable         Not Applicable
One Franklin Parkway             Chief Executive   1993 and Chief
San Mateo, CA 94403-1906         Officer -         Executive Officer
                                 Investment        - Investment
                                 Management        Management
                                                   since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin
Templeton Investments.

ROBERT C. ROSSELOT (1960)        Vice President    Since August 2009    Not Applicable         Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 45 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)         Vice President    Since 2006           Not Applicable         Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.


                               Annual Report | 43

                                                                        NUMBER OF PORTFOLIOS
                                                                           IN FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF            OVERSEEN BY
AND ADDRESS                          POSITION          TIME SERVED          BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   --------------------   -------------------------------------
CRAIG S. TYLE (1960)             Vice President    Since 2005           Not Applicable         Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2007. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               44 | Annual Report

Franklin Templeton International Trust

SHAREHOLDER INFORMATION

TEMPLETON GLOBAL LONG-SHORT FUND

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               Annual Report | 45

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

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

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY on franklintempleton.com

ANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON GLOBAL LONG-SHORT FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

SUBADVISOR

Templeton Global Advisors Limited

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager or the subadvisor. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

467 A2009 12/09

OCTOBER 31, 2009

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Franklin Templeton
International Trust

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

                                   (GRAPHIC)

                                                                   INTERNATIONAL

                           FRANKLIN INDIA GROWTH FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

                                    Contents


SHAREHOLDER LETTER ........................................................    1
ANNUAL REPORT
Franklin India Growth Fund ................................................    3
Performance Summary .......................................................    7
Your Fund's Expenses ......................................................   11
Financial Highlights ......................................................   13
Financial Statements ......................................................   16
Notes to Financial Statements .............................................   19
Report of Independent
Registered Public
Accounting Firm ...........................................................   27
Tax Designation ...........................................................   28
Board Members and Officers ................................................   29
FT (Mauritius) Offshore
Investments Limited .......................................................   34
Shareholder Information ...................................................   47

Shareholder Letter

Dear Shareholder:

The one-year period ended October 31, 2009, offered a vivid reminder of the changeable nature of financial markets. Global economies began the year in a recession that eased later due to coordinated efforts by many governments to address spreading liquidity and credit problems. Economic growth within several key countries returned to positive territory near period-end. India's economy continued to grow, albeit at a slower rate, as it was relatively less affected by the global slowdown. After experiencing volatility in the first half of the 12-month period, the country's equity market rebounded strongly in the second half.

We think it is important to put short-term market developments in perspective. Keep in mind we have navigated through past periods of market volatility by remaining committed to our long-term perspective and disciplined investment philosophy. During such times, we search for bargains we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us reasons to be optimistic about further market stabilization and economic recovery.

Franklin India Growth Fund's annual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and a discussion from the portfolio managers. Please remember that all securities markets fluctuate, as do mutual fund share prices. As always, we encourage you to discuss your goals with your financial advisor who can address concerns about volatility and diversification, periodically review your overall portfolio and help you stay focused on the long term.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                       Not part of the annual report | 1

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, and find helpful financial planning tools. We hope you will take advantage of these online services.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Rupert H. Johnson, Jr.
Rupert H. Johnson, Jr.
President and Chief Executive Officer
- Investment Management
Franklin Templeton International Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                       2 | Not part of the annual report

Annual Report

Franklin India Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin India Growth Fund seeks long-term capital appreciation by investing under normal market conditions at least 80% of its net assets in securities of "Indian companies," which are defined as those organized under the laws of, with a principal office in, or for which the principal trading market for their securities is in India, that derive 50% or more of total revenue or profit from goods or services produced or sales made in India, or that have 50% or more of their assets in India.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin India Growth Fund covers the fiscal year ended October 31, 2009.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin India Growth Fund - Class A posted a +65.46% cumulative total return. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) India Index, which had a +77.12% total return for the same period.(2) You can find more of the Fund's performance data in the Performance Summary beginning on page 7.

ECONOMIC AND MARKET OVERVIEW

India's economy exhibited relative resilience through the global downturn in 2008. Although annualized gross domestic product growth slowed from a precrisis level of over 9% to about 6.5%, India was one of the few large economies exhibiting positive growth and was among the fastest growing. This was largely due to the country's relatively low dependence on exports and an economic base with a large share of services industries, which mitigated the impact of a manufacturing slowdown. The government's stimulus measures alongside a turn in the global economic environment and benign financial conditions led to improvement in economic activity. The ongoing

(1.) The Fund currently invests indirectly in Indian companies through FT
     (Mauritius) Offshore Investments Limited, a wholly owned, collective investment vehicle registered in the Republic of Mauritius.

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI India Index is a broad-based index of the Indian stock market with an inception of 12/31/92. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 35.


                               Annual Report | 3

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 10/31/09

                                   (BAR CHART)

Commercial Banks                            16.0%
Oil, Gas & Consumable Fuels                 15.8%
IT Services                                  9.5%
Electrical Equipment                         7.1%
Diversified Financial Services               5.6%
Food Products                                4.3%
Thrifts & Mortgage Finance                   4.1%
Machinery                                    3.9%
Wireless Telecommunication Services          3.7%
Pharmaceuticals                              3.3%
Chemicals                                    2.8%
Automobiles                                  2.6%
Household Products                           2.5%
Construction Materials                       2.2%
Construction & Engineering                   2.1%
Other                                        8.3%
Short-Term Investments & Other Net Assets    6.2%

economic expansion along with cost control measures and reduced input prices boosted corporate earnings of Indian companies, which sought to take advantage of the buoyant conditions by raising cash to strengthen and restructure their balance sheets.

India's general elections, held in May 2009, resulted in clear support of the ruling party. With a focus on inclusive growth, the government announced various measures and additional spending plans targeted at boosting the rural economy and infrastructure. These efforts sought to ensure participation of a significantly larger social stratum across the country in growth opportunities, and if benefits of these new initiatives trickle down, overall economic activity could get a boost over the medium to long term. In our view, these measures are positive, but the rise in fiscal deficit poses some concerns. Efforts designed to augment government resources through stake sales in public sector enterprises could help alleviate some pressure on fiscal health.

Given India's relatively better growth prospects, low interest rates and easy liquidity conditions led to a sharp increase in foreign capital flows during the latter half of the Fund's fiscal year -- foreign investment flows totaled US$13.6 billion for the year ended October 31, 2009.(3) Indian equity markets emerged as one of the world's top performers during the reporting period, led by sharp gains in the automobiles and metals sectors.

INVESTMENT STRATEGY

We are research-driven, fundamental investors pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we seek to invest in companies whose current market price, in our opinion, does not reflect future growth prospects. We choose companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between earnings growth potential, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analyses to evaluate companies for distinct and sustainable competitive advantages through leading-edge products, intellectual property, product positioning, unique market niches, brand identity, solid management teams, strong balance sheets, above-average or rising margins, and strong returns on capital invested in the business. In choosing equity investments, we also consider such factors as the company's financial strength, management's expertise, the company's growth potential within the industry, and the industry's growth potential.

(3.) Source: Securities and Exchange Board of India.


                               4 | Annual Report

MANAGER'S DISCUSSION

Key drivers for India's long-term growth include positive demographics (a large portion of the population is of working age), rising income levels and the ongoing emphasis on infrastructure development. Keeping this in mind, we maintained focus on companies we believe are well managed and operating in industries that are benefiting from these economic drivers.

The broad-based recovery in Indian equity markets during the period helped most holdings deliver positive returns for the 12 months under review. In particular, a sharp rally in financials, energy and industrials stocks benefited the Fund's absolute performance. Our largest holding, Reliance Industries, was also one of the top contributors in this period. The firm is one of India's biggest conglomerates, with interests in upstream (exploration, development and production) oil and gas, refining and related petrochemicals. The stock received a boost as gas flows commenced from its fields in the Krishna-Godavari basin located off India's east coast. According to our analysis, the large oil and gas exploration acreage, coupled with the company's scale and capabilities to execute projects, could provide opportunities for further growth over the long term.

Our holdings in the commercial banks and diversified financial services industries, namely HDFC Bank and Kotak Mahindra Bank (KMB), bounced back from sharp declines earlier in the year. The broad market rally, improved economic environment and strong earnings results drove these two stocks to outperform broad markets for the reporting period. India remains underserved in terms of credit availability, and the government is making efforts toward increasing financial inclusion. Given the low penetration of banking and financial services in India, we believe companies in this sector have sizable growth potential, and well-established large private banks such as HDFC Bank and KMB appear well placed to take advantage of this growth opportunity.

It is also important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended October 31, 2009, the U.S. dollar decreased in value relative to the Indian rupee. As a result, the Fund's performance was positively affected by the portfolio's predominant investment in securities denominated in the Indian rupee. However, one cannot expect the same result in future periods.

Some detractors from the Fund's absolute performance included auto component manufacturer Bosch and drug maker Sun Pharmaceuticals. Concerns around slowdown in demand adversely affected Bosch, whereas Sun

TOP 10 EQUITY HOLDINGS
10/31/09

COMPANY                                  % OF TOTAL
SECTOR/INDUSTRY                          NET ASSETS
---------------                          ----------
Reliance Industries Ltd.                     6.4%
   OIL, GAS & CONSUMABLE FUELS
Infosys Technologies Ltd.                    6.1%
   IT SERVICES
HDFC Bank Ltd.                               5.6%
   COMMERCIAL BANKS
Kotak Mahindra Bank Ltd.                     4.5%
   DIVERSIFIED FINANCIAL SERVICES
Oil & Natural Gas Corp. Ltd.                 4.4%
   OIL, GAS & CONSUMABLE FUELS
Nestle India Ltd.                            4.3%
   FOOD PRODUCTS
Housing Development Finance Corp. Ltd.       4.1%
   THRIFTS & MORTGAGE FINANCE
ICICI Bank Ltd.                              4.1%
   COMMERCIAL BANKS
Bharti Airtel Ltd.                           3.7%
   WIRELESS TELECOMMUNICATION SERVICES
Cummins India Ltd.                           2.8%
   MACHINERY


                               Annual Report | 5

Pharmaceuticals was impacted by the FDA's seizure of inventory from the company's U.S. manufacturing unit. We exited our positions in Bosch and Sun Pharmaceuticals during the period under review. Stocks with reasonable weight in the portfolio that underperformed relative to the benchmark index included our positions in petroleum company Oil and Natural Gas Corporation (ONGC) and power equipment player ABB India, which hindered Fund performance. ONGC underperformed due to concerns about an increased subsidy burden (the government controls domestic oil prices), given the rise in global energy prices in 2009. At period-end, we continued to believe ONGC was a good long-term investment given its leadership in exploration and production and its current large exploration acreage. Limited visibility on order inflows weighed on ABB India's share price.

Given the Indian economy's inherent strengths in terms of a high savings rate and high domestic demand at period-end, we believe the case for investment in India remains strong over the medium to long term in relation to other markets.

Thank you for your continued participation in Franklin India Growth Fund. We look forward to serving your future investment needs.

(PHOTO OF STEPHEN H. DOVER)


/s/ Stephen H. Dover

Stephen H. Dover, CFA


(PHOTO OF PURAV A. JHAVERI)


/s/ Purav A. Jhaveri

Purav A. Jhaveri, CFA, FRM

Portfolio Management Team
Franklin India Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               6 | Annual Report

Performance Summary as of 10/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: N/A)                        CHANGE   10/31/09   10/31/08
---------------------                        ------   --------   --------
Net Asset Value (NAV)                        +$3.26     $8.24      $4.98

CLASS C (SYMBOL: N/A)                        CHANGE   10/31/09   10/31/08
---------------------                        ------   --------   --------
Net Asset Value (NAV)                        +$3.18     $8.14      $4.96

ADVISOR CLASS (SYMBOL: FIGZX)                CHANGE   10/31/09   10/31/08
-----------------------------                ------   --------   --------
Net Asset Value (NAV)                        +$3.29     $8.28      $4.99
DISTRIBUTIONS (11/1/08-10/31/09)
Dividend Income                    $0.0013


                                Annual Report | 7

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                         1-YEAR   INCEPTION (1/31/08)
-------                                        -------   -------------------
Cumulative Total Return(2)                      +65.46%       -17.60%
Average Annual Total Return(3)                  +56.06%       -13.45%
Value of $10,000 Investment(4)                 $15,606       $ 7,766
Avg. Ann. Total Return (9/30/09)(5)             +18.92%       -13.33%
   Total Annual Operating Expenses(6)
      Without Waiver                    2.78%
      With Waiver                       1.70%

CLASS C                                         1-YEAR   INCEPTION (1/31/08)
-------                                        -------   -------------------
Cumulative Total Return(2)                      +64.11%       -18.60%
Average Annual Total Return(3)                  +63.11%       -11.09%
Value of $10,000 Investment(4)                 $16,311       $ 8,140
Avg. Ann. Total Return (9/30/09)(5)             +24.15%       -10.84%
   Total Annual Operating Expenses(6)
      Without Waiver                    3.48%
      With Waiver                       2.40%

ADVISOR CLASS                                   1-YEAR   INCEPTION (1/31/08)
-------------                                  -------   -------------------
Cumulative Total Return(2)                      +65.97%       -17.18%
Average Annual Total Return(3)                  +65.97%       -10.21%
Value of $10,000 Investment(4)                 $16,597       $ 8,282
Avg. Ann. Total Return (9/30/09)(5)             +26.54%        -9.92%
   Total Annual Operating Expenses(6)
      Without Waiver                    2.48%
      With Waiver                       1.40%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 1.40% (OTHER THAN CERTAIN NONROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 2/28/10.


                                8 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses.

CLASS A (1/31/08-10/31/09)

                               (PERFORMANCE GRAPH)

                FRANKLIN INDIA GROWTH   MSCI INDIA
    DATE            FUND - CLASS A         INDEX
-------------   ---------------------   ----------
  1/31/2008            $9,425             $10,000
  2/29/2008            $9,218             $ 9,761
  3/31/2008            $8,049             $ 8,523
  4/30/2008            $8,737             $ 9,468
  5/31/2008            $8,030             $ 8,509
  6/30/2008            $6,569             $ 6,844
  7/31/2008            $6,975             $ 7,304
  8/31/2008            $6,993             $ 7,218
  9/30/2008            $6,249             $ 5,891
 10/31/2008            $4,694             $ 4,213
 11/30/2008            $4,336             $ 3,764
 12/31/2008            $4,722             $ 4,129
  1/31/2009            $4,533             $ 4,046
  2/28/2009            $4,194             $ 3,626
  3/31/2009            $4,524             $ 4,067
  4/30/2009            $5,250             $ 4,862
  5/31/2009            $6,843             $ 6,645
  6/30/2009            $6,805             $ 6,501
  7/31/2009            $7,229             $ 7,081
  8/31/2009            $7,248             $ 7,004
  9/30/2009            $7,879             $ 7,775
 10/31/2009            $7,766             $ 7,463

Total Returns          -22.34%             -25.37%

AVERAGE ANNUAL TOTAL RETURN

CLASS A                     10/31/09
-------                     --------
1-Year                       +56.06%
Since Inception (1/31/08)    -13.45%

CLASS C (1/31/08-10/31/09)

                               (PERFORMANCE GRAPH)

                FRANKLIN INDIA GROWTH   MSCI INDIA
    DATE            FUND - CLASS C         INDEX
-------------   ---------------------   ----------
  1/31/2008            $10,000           $10,000
  2/29/2008            $ 9,770           $ 9,761
  3/31/2008            $ 8,530           $ 8,523
  4/30/2008            $ 9,250           $ 9,468
  5/31/2008            $ 8,500           $ 8,509
  6/30/2008            $ 6,950           $ 6,844
  7/31/2008            $ 7,380           $ 7,304
  8/31/2008            $ 7,390           $ 7,218
  9/30/2008            $ 6,600           $ 5,891
 10/31/2008            $ 4,960           $ 4,213
 11/30/2008            $ 4,580           $ 3,764
 12/31/2008            $ 4,980           $ 4,129
  1/31/2009            $ 4,770           $ 4,046
  2/28/2009            $ 4,420           $ 3,626
  3/31/2009            $ 4,760           $ 4,067
  4/30/2009            $ 5,520           $ 4,862
  5/31/2009            $ 7,200           $ 6,645
  6/30/2009            $ 7,150           $ 6,501
  7/31/2009            $ 7,590           $ 7,081
  8/31/2009            $ 7,610           $ 7,004
  9/30/2009            $ 8,260           $ 7,775
 10/31/2009            $ 8,140           $ 7,463

Total Returns           -18.60%           -25.37%

AVERAGE ANNUAL TOTAL RETURN

CLASS C                     10/31/09
-------                     --------
1-Year                       +63.11%
Since Inception (1/31/08)    -11.09%


                                Annual Report | 9

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS               10/31/09
-------------               --------
1-Year                        +65.97%
Since Inception (1/31/08)     -10.21%

ADVISOR CLASS (1/31/08-10/31/09)

                               (PERFORMANCE GRAPH)

                FRANKLIN INDIA GROWTH   MSCI INDIA
    DATE         FUND - ADVISOR CLASS     INDEX
-------------   ---------------------   ----------
  1/31/2008            $10,000           $10,000
  2/29/2008            $ 9,780           $ 9,761
  3/31/2008            $ 8,540           $ 8,523
  4/30/2008            $ 9,280           $ 9,468
  5/31/2008            $ 8,530           $ 8,509
  6/30/2008            $ 6,980           $ 6,844
  7/31/2008            $ 7,420           $ 7,304
  8/31/2008            $ 7,430           $ 7,218
  9/30/2008            $ 6,640           $ 5,891
 10/31/2008            $ 4,990           $ 4,213
 11/30/2008            $ 4,610           $ 3,764
 12/31/2008            $ 5,021           $ 4,129
  1/31/2009            $ 4,821           $ 4,046
  2/28/2009            $ 4,471           $ 3,626
  3/31/2009            $ 4,821           $ 4,067
  4/30/2009            $ 5,591           $ 4,862
  5/31/2009            $ 7,292           $ 6,645
  6/30/2009            $ 7,252           $ 6,501
  7/31/2009            $ 7,712           $ 7,081
  8/31/2009            $ 7,732           $ 7,004
  9/30/2009            $ 8,402           $ 7,775
 10/31/2009            $ 8,282           $ 7,463

Total Returns           -17.18%           -25.37%

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO RISKS ASSOCIATED WITH THESE COMPANIES' SMALLER SIZE, LESSER LIQUIDITY AND THE POTENTIAL LACK OF ESTABLISHED LEGAL, POLITICAL, BUSINESS AND SOCIAL FRAMEWORKS TO SUPPORT SECURITIES MARKETS IN THE COUNTRIES IN WHICH THEY OPERATE. THE FUND MAY ALSO EXPERIENCE GREATER VOLATILITY THAN A FUND THAT IS MORE BROADLY DIVERSIFIED GEOGRAPHICALLY. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(7.) Source: (C) 2009 Morningstar. The MSCI India Index is a broad-based index of the Indian stock market with an inception of 12/31/92.


                               10 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 5/1/09     VALUE 10/31/09   PERIOD* 5/1/09-10/31/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000          $1,479.40              $10.62
Hypothetical (5% return before expenses)         $1,000          $1,016.64              $ 8.64
CLASS C
Actual                                           $1,000          $1,474.60              $14.97
Hypothetical (5% return before expenses)         $1,000          $1,013.11              $12.18
ADVISOR CLASS
Actual                                           $1,000          $1,481.20              $ 8.76
Hypothetical (5% return before expenses)         $1,000          $1,018.15              $ 7.12

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.70%; C: 2.40%; and
     Advisor: 1.40%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                               12 | Annual Report

Franklin Templeton International Trust

FINANCIAL HIGHLIGHTS

FRANKLIN INDIA GROWTH FUND

                                                         YEAR ENDED OCTOBER 31,
                                                         ----------------------
                                                           2009     2008(a)
                                                          -------   -------
CLASS A
PER SHARE OPERATING PERFORMANCE(b)
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................    $  4.98   $ 10.00
                                                          -------   -------
Income from investment operations(c):
   Net investment income (loss)(d) ...................      (0.02)    (0.01)
   Net realized and unrealized gains (losses) ........       3.28     (5.01)
                                                          -------   -------
Total from investment operations .....................       3.26     (5.02)
                                                          -------   -------
Redemption fees(e) ...................................         --        --(f)
                                                          -------   -------
Net asset value, end of year .........................    $  8.24   $  4.98
                                                          =======   =======
Total return(g) ......................................      65.46%   (50.20)%
RATIOS TO AVERAGE NET ASSETS(b, h)
Expenses before waiver and payments by affiliates.....       2.55%     2.78%
Expenses net of waiver and payments by affiliates(i)..       1.70%     1.70%
Net investment income (loss) .........................      (0.40)%   (0.15)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................    $11,310   $ 3,596
Portfolio turnover rate(j) ...........................      72.23%    45.10%

(a) For the period January 31, 2008 (commencement of operations) to October 31, 2008.

(b) The per share amounts and ratios reflect income and expenses of the Portfolio.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Based on average daily shares outstanding.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Amount rounds to less than $0.01 per share.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

(j)  Represents the Portfolio's rate of turnover.


   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 13

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

                                                      YEAR ENDED OCTOBER 31,
                                                      ----------------------
                                                         2009    2008(a)
                                                        ------   -------
CLASS C
PER SHARE OPERATING PERFORMANCE(b)
(for a share outstanding throughout the year)
Net asset value, beginning of year ................     $ 4.96   $ 10.00
                                                        ------   -------
Income from investment operations(c):
   Net investment income (loss)(d) ................      (0.06)    (0.04)
   Net realized and unrealized gains (losses) .....       3.24     (5.00)
                                                        ------   -------
Total from investment operations ..................       3.18     (5.04)
                                                        ------   -------
Redemption fees(e) ................................         --       --(f)
                                                        ------   -------
Net asset value, end of year ......................     $ 8.14   $  4.96
                                                        ======   =======
Total return(g) ...................................      64.11%   (50.40)%
RATIOS TO AVERAGE NET ASSETS(b, h)
Expenses before waiver and payments by affiliates..       3.25%     3.48%
Expenses net of waiver and payments by
   affiliates(i) ..................................       2.40%     2.40%
Net investment income (loss) ......................      (1.10)%   (0.85)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................     $3,768   $   947
Portfolio turnover rate(j) ........................      72.23%    45.10%

(a) For the period January 31, 2008 (commencement of operations) to October 31, 2008.

(b) The per share amounts and ratios reflect income and expenses of the Portfolio.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Based on average daily shares outstanding.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Amount rounds to less than $0.01 per share.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

(j)  Represents the Portfolio's rate of turnover.

   The accompanying notes are an integral part of these financial statements.


                               14 | Annual Report

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

                                                       YEAR ENDED OCTOBER 31,
                                                       ----------------------
                                                         2009        2008(a)
                                                       -------      ---------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE(b)
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $  4.99      $ 10.00
                                                       -------      -------
Income from investment operations(c):
   Net investment income(d) ........................        --(e)      0.01
   Net realized and unrealized gains (losses) ......      3.29        (5.02)
                                                       -------      -------
Total from investment operations ...................      3.29        (5.01)
                                                       -------      -------
Less distributions from net investment income ......        --(e)        --
                                                       -------      -------
Redemption fees(f) .................................        --           --(e)
                                                       -------      -------
Net asset value, end of year .......................   $  8.28      $  4.99
                                                       =======      =======
Total return(g) ....................................     65.97%      (50.10)%
RATIOS TO AVERAGE NET ASSETS(b, h)
Expenses before waiver and payments by affiliates ..      2.25%        2.48%
Expenses net of waiver and payments by
   affiliates(i) ...................................      1.40%        1.40%
Net investment income (loss) .......................     (0.10)%       0.15%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $57,337      $29,931
Portfolio turnover rate(j) .........................     72.23%       45.10%

(a) For the period January 31, 2008 (commencement of operations) to October 31, 2008.

(b) The per share amounts and ratios reflect income and expenses of the Portfolio.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Based on average daily shares outstanding.

(e)  Amount rounds to less than $0.01 per share.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g)  Total return is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

(j)  Represents the Portfolio's rate of turnover.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 15

Franklin Templeton International Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2009

                                                                                 FRANKLIN
                                                                               INDIA GROWTH
                                                                                   FUND
                                                                               ------------
Assets:
   Investments in FT (Mauritius) Offshore Investments Limited (Note 1) .....   $ 72,270,515
   Cash ....................................................................        147,484
   Receivables:
      Capital shares sold ..................................................         81,763
      Affiliates ...........................................................         53,942
   Other assets ............................................................             19
                                                                               ------------
         Total assets ......................................................     72,553,723
                                                                               ------------
Liabilities:
   Payables:
      Capital shares redeemed ..............................................        123,219
      Reports to shareholders ..............................................         12,089
   Accrued expenses and other liabilities ..................................          4,191
                                                                               ------------
         Total liabilities .................................................        139,499
                                                                               ------------
            Net assets, at value ...........................................   $ 72,414,224
                                                                               ============
Net assets consist of:
   Paid-in capital .........................................................   $ 74,376,948
   Undistributed net investment income (loss) ..............................        (21,493)
   Net unrealized appreciation (depreciation) ..............................     11,145,642
   Accumulated net realized gain (loss) ....................................    (13,086,873)
                                                                               ------------
            Net assets, at value ...........................................   $ 72,414,224
                                                                               ============
CLASS A:
   Net assets, at value ....................................................   $ 11,309,520
                                                                               ============
   Shares outstanding ......................................................      1,372,576
                                                                               ============
   Net asset value per share(a) ............................................   $       8.24
                                                                               ============
   Maximum offering price per share (net asset value per share / 94.25%) ...   $       8.74
                                                                               ============
CLASS C:
   Net assets, at value ....................................................   $  3,767,544
                                                                               ============
   Shares outstanding ......................................................        462,661
                                                                               ============
   Net asset value and maximum offering price per share(a) .................   $       8.14
                                                                               ============
ADVISOR CLASS:
   Net assets, at value ....................................................   $ 57,337,160
                                                                               ============
   Shares outstanding ......................................................      6,923,734
                                                                               ============
   Net asset value and maximum offering price per share ....................   $       8.28
                                                                               ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               16 | Annual Report

Franklin Templeton International Trust

STATEMENT OF OPERATIONS
for the year ended October 31, 2009

                                                                                      FRANKLIN
                                                                                    INDIA GROWTH
                                                                                        FUND
                                                                                    ------------
Net investment income allocated from FT (Mauritius) Offshore
   Investments Limited:
   Dividends ....................................................................   $   604,992
   Expenses .....................................................................      (632,631)
                                                                                    -----------
         Net investment income allocated from FT (Mauritius)
            Offshore Investments Limited ........................................       (27,639)
                                                                                    -----------
Expenses:
   Management fees (Note 3a) ....................................................       115,936
   Administrative fees (Note 3b) ................................................        92,750
   Distribution fees: (Note 3c)
      Class A ...................................................................        18,111
      Class C ...................................................................        17,739
   Transfer agent fees (Note 3e) ................................................        33,016
   Custodian fees (Note 4) ......................................................           415
   Reports to shareholders ......................................................        32,263
   Registration and filing fees .................................................        47,492
   Professional fees ............................................................        52,497
   Trustees' fees and expenses ..................................................         3,161
   Amortization of offering costs ...............................................        32,054
   Other ........................................................................         3,906
                                                                                    -----------
         Total expenses .........................................................       449,340
         Expense reductions (Note 4) ............................................          (232)
         Expenses waived/paid by affiliates (Note 3f) ...........................      (396,541)
                                                                                    -----------
            Net expenses ........................................................        52,567
                                                                                    -----------
               Net investment income (loss) .....................................       (80,206)
                                                                                    -----------
Realized and unrealized gains (losses) on investments
   allocated from FT (Mauritius) Offshore Investments Limited:
   Net realized gain (loss) from:
      Investments ...............................................................    (7,743,691)
      Foreign currency transactions .............................................       (38,581)
                                                                                    -----------
               Net realized gain (loss) .........................................    (7,782,272)
                                                                                    -----------
   Net change in unrealized appreciation (depreciation) on:
      Investments ...............................................................    31,795,921
      Translation of assets and liabilities denominated in foreign currencies ...       193,157
                                                                                    -----------
               Net change in unrealized appreciation (depreciation) .............    31,989,078
                                                                                    -----------
Net realized and unrealized gain (loss) .........................................    24,206,806
                                                                                    -----------
Net increase (decrease) in net assets resulting from operations .................   $24,126,600
                                                                                    ===========

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Franklin Templeton International Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             FRANKLIN INDIA GROWTH FUND
                                                                                               YEAR ENDED OCTOBER 31,
                                                                                             --------------------------
                                                                                                2009          2008(a)
                                                                                             -----------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) .......................................................   $   (80,206)  $     29,712
      Net realized gain (loss) from investments and foreign currency transactions ........    (7,782,272)    (5,401,545)
      Net change in unrealized appreciation (depreciation) on investments and
         translation of other assets and liabilities denominated in foreign currencies ...    31,989,078    (20,843,436)
                                                                                             -----------   ------------
         Net increase (decrease) in net assets resulting from operations .................    24,126,600    (26,215,269)
                                                                                             -----------   ------------
   Distributions to shareholders from net investment income - Advisor Class ..............        (7,786)            --
                                                                                             -----------   ------------
   Capital share transactions: (Note 2)
      Class A ............................................................................     4,802,598      7,060,628
      Class C ............................................................................     1,935,301      1,644,443
      Advisor Class ......................................................................     7,084,202     51,983,137
                                                                                             -----------   ------------
   Total capital share transactions ......................................................    13,822,101     60,688,208
                                                                                             -----------   ------------
   Redemption fees .......................................................................            --            370
                                                                                             -----------   ------------
         Net increase (decrease) in net assets ...........................................    37,940,915     34,473,309
Net assets:
   Beginning of year .....................................................................    34,473,309             --
                                                                                             -----------   ------------
   End of year ...........................................................................   $72,414,224   $ 34,473,309
                                                                                             ===========   ============
Undistributed net investment income (loss) included in net assets:
   End of year ...........................................................................   $   (21,493)  $    (42,297)
                                                                                             ===========   ============

(a) For the period January 31, 2008 (commencement of operations) to October 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Franklin Templeton International Trust

NOTES TO FINANCIAL STATEMENTS

FRANKLIN INDIA GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton International Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of three separate funds. The Franklin India Growth Fund
(Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The Fund operates using a "master fund/feeder fund" structure and invests indirectly in the securities of Indian companies through FT (Mauritius) Offshore Investments Limited (Portfolio), an entity registered with and regulated by the Mauritius Financial Services Commission, which shares the same investment objective as the Fund. The accounting policies of the Portfolio, including the Portfolio's security valuation policies, will directly affect the recorded value of the Fund's investment in the Portfolio. The financial statements of the Portfolio, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. At October 31, 2009, the Fund owned 100% of the outstanding shares of the Portfolio.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

The Fund's investment in the Portfolio shares is valued at the Portfolio's net asset value per share. Valuation of securities by the Portfolio is discussed in
Note 1(a) of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund's investment in the Portfolio may be subject to income and withholding taxes in Mauritius and/or India which are discussed in Note 1(c) of the Portfolio's Notes to Financial Statements.

The Fund has reviewed the tax positions, taken on federal income tax returns, for the open tax year and as of October 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.


                               Annual Report | 19

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions, including investments in the Portfolio, are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

The Fund records its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses daily. In addition, the Fund accrues its own expenses.

D. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                               20 | Annual Report

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. CAPITAL STOCK

At October 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                   YEAR ENDED OCTOBER 31,
                                      -------------------------------------------------
                                              2009                      2008(a)
                                      -----------------------   -----------------------
                                       SHARES       AMOUNT        SHARES       AMOUNT
                                      ---------   -----------   ---------   -----------
CLASS A SHARES:
   Shares sold ....................   1,003,494   $ 6,930,516   1,038,756   $ 9,306,612
   Shares redeemed ................    (352,884)   (2,127,918)   (316,790)   (2,245,984)
                                      ---------   -----------   ---------   -----------
   Net increase (decrease) ........     650,610   $ 4,802,598     721,966   $ 7,060,628
                                      =========   ===========   =========   ===========
CLASS C SHARES:
   Shares sold ....................     319,159   $ 2,250,029     220,318   $ 1,845,970
   Shares redeemed ................     (47,665)    (314,728)     (29,151)     (201,527)
                                      ---------   -----------   ---------   -----------
   Net increase (decrease) ........     271,494   $ 1,935,301     191,167   $ 1,644,443
                                      =========   ===========   =========   ===========
ADVISOR CLASS SHARES:
   Shares sold ....................   1,094,773   $ 8,171,106   6,028,854   $52,222,290
   Shares issued in reinvestment of
      distributions ...............       1,476         7,602          --            --
   Shares redeemed ................    (166,692)   (1,094,506)    (34,677)     (239,153)
                                      ---------   -----------   ---------   -----------
   Net increase (decrease) ........     929,557   $ 7,084,202   5,994,177   $51,983,137
                                      =========   ===========   =========   ===========

(a) For the period January 31, 2008 (commencement of operations) to October 31, 2008.


                               Annual Report | 21

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the Portfolio and of the following subsidiaries:

SUBSIDIARY                                                               AFFILIATION
----------                                                               -----------
Franklin Advisers, Inc. (Advisers)                                       Investment manager
Franklin Templeton Asset Management (India) Private Limited (FT India)   Investment manager
Franklin Templeton Services, LLC (FT Services)                           Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                     Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)            Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers equal to 20% of the total management fee with the remainder to be paid by the Portfolio. The total management fee is paid based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
     1.250%           Up to and including $1 billion
     1.200%           Over $1 billion, up to and including $5 billion
     1.150%           Over $5 billion, up to and including $10 billion
     1.100%           Over $10 billion, up to and including $15 billion
     1.050%           Over $15 billion, up to and including $20 billion
     1.000%           In excess of $20 billion

Under a subadvisory agreement, FT India, an affiliate of Advisers, provides subadvisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act.

On December 1, 2008, the Trust's Board of Trustees approved a modification to the Class A distribution plan, for those funds that had a Class A compensation plan, changing the form of the plan from a compensation to a reimbursement distribution plan. Under the distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. This change was effective


                               22 | Annual Report

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

February 1, 2009. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. Prior to February 1, 2009, under the Fund's Class A compensation distribution plan, the Fund paid Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets.

In addition, under the Fund's Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A .....   0.35%
Class C .....   1.00%

Effective February 1, 2009, the Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ............................................   $8,920
Contingent deferred sales charges retained ...................   $  897

E. TRANSFER AGENT FEES

For the year ended October 31, 2009, the Fund paid transfer agent fees of $33,016, of which $16,152 was retained by Investor Services.

F. WAIVER AND EXPENSE REIMBURSEMENTS

Advisers and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, including the fund's share of the Portfolio's allocated expenses, but excluding distribution fees and acquired fund fees and expenses) for each class of the Fund do not exceed 1.40% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2011.


                               Annual Report | 23

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:

2016 ..   $ 4,571,985
2017 ..     6,486,217
          -----------
          $11,058,202
          ===========

The tax character of distributions paid during the years ended October 31, 2009 and 2008, was as follows:

                                                2009    2008
                                               ------   ----
Distributions paid from - Ordinary income ..   $7,786    $--
                                               ======    ===

At October 31, 2009, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income including the holdings of the Portfolio for income tax purposes were as follows:

Cost of investments .....................................   $59,058,640
                                                            ===========
Unrealized appreciation .................................   $11,242,333
Unrealized depreciation .................................    (2,479,739)
                                                            -----------
Net unrealized appreciation (depreciation) ..............   $ 8,762,594
                                                            ===========
Distributable earnings - undistributed ordinary income ..   $   626,250
                                                            ===========

The Portfolio is a disregarded entity for United States federal income tax purposes.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and passive foreign investment company shares.


                               24 | Annual Report

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

6. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

7. SHAREHOLDER CONCENTRATIONS

The Fund has a concentration of a shareholder holding a significant percentage of shares outstanding. Investment activities of this shareholder could have a material impact on the Fund. At October 31, 2009, there was one unaffiliated shareholder holding 66% of the Fund's outstanding shares.

8. CONCENTRATION OF RISK

Investing in Indian equity securities through the Portfolio may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), differing legal standards and changing local and regional economic, political and social conditions, which may result in greater market volatility.

9. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $68 of its pro rata portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended October 31, 2009, the Fund did not utilize the Global Credit Facility.


                               Annual Report | 25

Franklin Templeton International Trust

FRANKLIN INDIA GROWTH FUND

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At October 31, 2009, all of the Fund's investments in securities through the Portfolio carried at fair value were in Level 1 inputs.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through December 16, 2009, the issuance date of the financial statements and determined that no events have occurred that require disclosure.


                               26 | Annual Report

Franklin Templeton International Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF FRANKLIN INDIA GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin India Growth Fund (the "Fund") at October 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period January 31, 2008 (commencement of operations) through October 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 16, 2009


                               Annual Report | 27

Franklin Templeton International Trust

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $557,535 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2009. Distributions, including qualified dividend income, paid during calendar year 2009 will be reported to shareholders on Form 1099-DIV in January 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.


                               28 | Annual Report

Franklin Templeton International Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                        NUMBER OF PORTFOLIOS
                                                                           IN FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF            OVERSEEN BY
AND ADDRESS                          POSITION          TIME SERVED          BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   --------------------   -------------------------------------
HARRIS J. ASHTON (1932)          Trustee           Since 1991           133                    Bar-S Foods (meat packing company)
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)         Trustee           Since 2007           110                    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired; and FORMERLY, Vice President, senior member and President, Board of Administration, California Public Employees Retirement
Systems (CALPERS) (1971-2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                  Trustee           Since 2007           110                    ICO Global Communications (Holdings)
One Franklin Parkway                                                                           Limited (satellite company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)          Trustee           Since 1998           133                    Hess Corporation (exploration and
One Franklin Parkway                                                                           refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                                       Company (processed foods and allied
                                                                                               products), RTI International Metals,
                                                                                               Inc. (manufacture and distribution
                                                                                               of titanium), Canadian National
                                                                                               Railway (railroad) and White
                                                                                               Mountains Insurance Group, Ltd.
                                                                                               (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).

                               Annual Report | 29

                                                                        NUMBER OF PORTFOLIOS
                                                                           IN FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF            OVERSEEN BY
AND ADDRESS                          POSITION          TIME SERVED          BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   --------------------   -------------------------------------
FRANK W.T. LAHAYE (1929)         Trustee           Since 1991           110                    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)            Trustee           Since 2007           133                    Hess Corporation (exploration and
One Franklin Parkway                                                                           refining of oil and gas).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)         Trustee           Since 2007           141                    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)            Lead              Trustee since        110                    None
One Franklin Parkway             Independent       2006 and Lead
San Mateo, CA 94403-1906         Trustee           Independent
                                                   Trustee since
                                                   2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                        NUMBER OF PORTFOLIOS
                                                                           IN FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF            OVERSEEN BY
AND ADDRESS                          POSITION          TIME SERVED          BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   --------------------   -------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and       Trustee since        133                    None
One Franklin Parkway             Chairman of       1991 and
San Mateo, CA 94403-1906         the Board         Chairman of the
                                                   Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.


                               30 | Annual Report

                                                                        NUMBER OF PORTFOLIOS
                                                                           IN FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF            OVERSEEN BY
AND ADDRESS                          POSITION          TIME SERVED          BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   --------------------   -------------------------------------
**GREGORY E. JOHNSON (1961)      Trustee           Since 2007           89                     None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)            Chief             Chief Compliance     Not Applicable         Not Applicable
One Franklin Parkway             Compliance        Officer since 2004
San Mateo, CA 94403-1906         Officer and       and Vice President
                                 Vice President    - AML Compliance
                                 - AML             since 2006
                                 Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)        Chief             Since March 2009     Not Applicable         Not Applicable
One Franklin Parkway             Executive
San Mateo, CA 94403-1906         Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant
Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton
Services, LLC (1997-2003).

GASTON GARDEY (1967)             Treasurer,        Since March 2009     Not Applicable         Not Applicable
One Franklin Parkway             Chief Financial
San Mateo, CA 94403-1906         Officer and
                                 Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton
Investments.

ALIYA S. GORDON (1973)           Vice President    Since March 2009     Not Applicable         Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).


                               Annual Report | 31

                                                                        NUMBER OF PORTFOLIOS
                                                                           IN FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF            OVERSEEN BY
AND ADDRESS                          POSITION          TIME SERVED          BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   --------------------   -------------------------------------
DAVID P. GOSS (1947)             Vice President    Since 2000           Not Applicable         Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY(1955)             Vice President    Since August 2009    Not Applicable         Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)    President and     President since      Not Applicable         Not Applicable
One Franklin Parkway             Chief             1993 and Chief
San Mateo, CA 94403-1906         Executive         Executive Officer
                                 Officer -         - Investment
                                 Investment        Management
                                 Management        since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin
Templeton Investments.

ROBERT C. ROSSELOT (1960)        Vice President    Since August 2009    Not Applicable         Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 45 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)         Vice President    Since 2006           Not Applicable         Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.


                               32 | Annual Report

                                                                        NUMBER OF PORTFOLIOS
                                                                           IN FUND COMPLEX
NAME, YEAR OF BIRTH                                     LENGTH OF            OVERSEEN BY
AND ADDRESS                          POSITION          TIME SERVED          BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   --------------------   -------------------------------------
CRAIG S. TYLE (1960)             Vice President    Since 2005           Not Applicable         Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2007. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 33

FT (Mauritius) Offshore Investments Limited

FINANCIAL HIGHLIGHTS
(Expressed in U.S. Dollars)

                                                    YEAR ENDED OCTOBER 31,
                                                    ----------------------
                                                      2009        2008(a)
                                                    ---------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $  4.97      $ 10.00
                                                    -------      -------
Income from investment operations(b):
   Net investment income (loss)(c) ..............        --(d)      0.01
   Net realized and unrealized gains (losses) ...      3.29        (5.04)
                                                    -------      -------
Total from investment operations ................      3.29        (5.03)
                                                    -------      -------
Net asset value, end of year ....................   $  8.26      $  4.97
                                                    =======      =======
Total return(e) .................................     66.20%      (50.30)%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ........................................      1.37%        1.40%
Net investment income (loss) ....................     (0.06)%       0.15%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $72,271      $34,371
Portfolio turnover rate .........................     72.23%       45.10%

(a) For the period January 31, 2008 (commencement of operations) to October 31, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Portfolio shares in relation to income earned and/or fluctuating market value of the investments of the Portfolio.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               34 | Annual Report

FT (Mauritius) Offshore Investments Limited

STATEMENT OF INVESTMENTS, OCTOBER 31, 2009
(Expressed in U.S. Dollars)

                                                SHARES      VALUE
                                               -------   -----------
    COMMON STOCKS 93.8%
    INDIA 93.8%
    AUTO COMPONENTS 0.3%
    Exide Industries Ltd. ..................    96,264   $   201,965
                                                         -----------
    AUTOMOBILES 2.6%
    Hero Honda Motors Ltd. .................    57,405     1,915,498
                                                         -----------
    CAPITAL MARKETS 1.4%
    India Infoline Ltd. ....................   366,270     1,006,120
                                                         -----------
    CHEMICALS 2.8%
    Asian Paints Ltd. ......................    57,300     2,008,461
                                                         -----------
    COMMERCIAL BANKS 16.0%
    Axis Bank Ltd. .........................    94,036     1,819,399
    HDFC Bank Ltd. .........................   116,133     4,012,497
    ICICI Bank Ltd. ........................   174,664     2,939,045
    IndusInd Bank Ltd. .....................   284,290       709,135
    State Bank of India ....................    22,799     1,064,520
(a) Yes Bank Ltd. ..........................   208,117     1,049,123
                                                         -----------
                                                          11,593,719
                                                         -----------
    CONSTRUCTION & ENGINEERING 2.1%
    Larsen & Toubro Ltd. ...................    46,576     1,555,495
                                                         -----------
    CONSTRUCTION MATERIALS 2.2%
    ACC Ltd. ...............................    16,105       256,599
    Ultra Tech Cement Ltd. .................    82,019     1,343,678
                                                         -----------
                                                           1,600,277
                                                         -----------
    DIVERSIFIED FINANCIAL SERVICES 5.6%
    Crisil Ltd. ............................     8,552       760,249
    Kotak Mahindra Bank Ltd. ...............   214,260     3,259,674
                                                         -----------
                                                           4,019,923
                                                         -----------
    ELECTRICAL EQUIPMENT 7.1%
    ABB Ltd. India .........................    71,652     1,172,466
    Bharat Heavy Electricals Ltd. ..........    42,384     2,002,548
    Crompton Greaves Ltd. ..................   237,646     1,934,340
                                                         -----------
                                                           5,109,354
                                                         -----------
    FOOD PRODUCTS 4.3%
    Nestle India Ltd. ......................    56,149     3,079,311
                                                         -----------
    HOUSEHOLD PRODUCTS 2.5%
    Hindustan Unilever Ltd. ................   302,639     1,824,863
                                                         -----------
    IT SERVICES 9.5%
    Infosys Technologies Ltd. ..............    93,896     4,412,962
    Tata Consultancy Services Ltd. .........   140,380     1,873,329
    Wipro Ltd. .............................    44,116       571,275
                                                         -----------
                                                           6,857,566
                                                         -----------


                               Annual Report | 35

FT (Mauritius) Offshore Investments Limited

(Expressed in U.S. Dollars)

                                                     SHARES      VALUE
                                                    -------   -----------
    COMMON STOCKS (CONTINUED)
    INDIA (CONTINUED)
    MACHINERY 3.9%
    Ashok Leyland Ltd. ..........................   426,324   $   412,923
    Cummins India Ltd. ..........................   253,241     2,025,119
    Thermax Ltd. ................................    32,312       363,402
                                                              -----------
                                                                2,801,444
                                                              -----------
    MEDIA 1.1%
(a) IBN18 Broadcast Ltd. ........................   238,585       448,443
(a) New Delhi Television Ltd. ...................     6,750        19,398
(a) Television Eighteen India Ltd. ..............   204,788       320,765
                                                              -----------
                                                                  788,606
                                                              -----------
    METALS & MINING 0.9%
    National Aluminium Co. Ltd. .................     2,083        16,014
    Sesa Goa Ltd. ...............................    95,052       609,507
                                                              -----------
                                                                  625,521
                                                              -----------
    OIL, GAS & CONSUMABLE FUELS 15.8%
    Bharat Petroleum Corp. Ltd. .................   106,047     1,150,867
(a) Cairn India Ltd. ............................   266,065     1,494,047
    Great Eastern Shipping Co. Ltd. .............    88,318       452,647
    Indian Oil Corp. Ltd. .......................    70,624       472,733
    Oil & Natural Gas Corp. Ltd. ................   132,649     3,201,950
    Reliance Industries Ltd. ....................   113,131     4,656,031
                                                              -----------
                                                               11,428,275
                                                              -----------
    PERSONAL PRODUCTS 1.6%
    Marico Ltd. .................................   573,138     1,192,078
                                                              -----------
    PHARMACEUTICALS 3.3%
    Cipla Ltd. ..................................   176,640     1,083,179
    Dr. Reddy's Laboratories Ltd. ...............     3,729        80,194
    Ipca Laboratories Ltd. ......................     4,253        82,128
    Lupin Ltd. ..................................    43,523     1,137,349
                                                              -----------
                                                                2,382,850
                                                              -----------
    REAL ESTATE MANAGEMENT & DEVELOPMENT 1.2%
    DLF Ltd. ....................................   108,575       856,106
                                                              -----------
    SOFTWARE 0.7%
    Financial Technologies (India) Ltd. .........    20,540       516,466
                                                              -----------
    TEXTILES, APPAREL & LUXURY GOODS 1.1%
    Titan Industries Ltd. .......................    29,658       793,450
                                                              -----------
    THRIFTS & MORTGAGE FINANCE 4.1%
    Housing Development Finance Corp. Ltd. ......    52,085     2,948,893
                                                              -----------


                               36 | Annual Report

FT (Mauritius) Offshore Investments Limited

(Expressed in U.S. Dollars)

                                                     SHARES      VALUE
                                                    -------   -----------
COMMON STOCKS (CONTINUED)
INDIA (CONTINUED)
WIRELESS TELECOMMUNICATION SERVICES 3.7%
Bharti Airtel Ltd. ..............................   436,081   $ 2,714,993
                                                              -----------
TOTAL COMMON STOCKS (COST $56,432,624) ..........              67,821,234
OTHER ASSETS, LESS LIABILITIES 6.2% .............               4,449,281
                                                              -----------
NET ASSETS 100.0% ...............................             $72,270,515
                                                              ===========

(a)  Non-income producing.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 37

FT (Mauritius) Offshore Investments Limited

FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2009

Assets:
   Investments in securities:
      Cost ............................................   $56,432,624
                                                          ===========
      Value ...........................................   $67,821,234
   Cash ...............................................       228,042
   Foreign currency, at value (cost and $4,579,051) ...     4,336,708
   Receivables:
      Investment securities sold ......................        88,191
      Dividends .......................................        25,660
                                                          -----------
         Total assets .................................    72,499,835
                                                          -----------
Liabilities:
   Payables:
      Investment securities purchased .................       130,930
      Affiliates ......................................        82,452
      Custodian fees ..................................        13,038
   Accrued expenses and other liabilities .............         2,900
                                                          -----------
         Total liabilities ............................       229,320
                                                          -----------
            Net assets, at value ......................   $72,270,515
                                                          -----------
Shares outstanding ....................................     8,745,595
                                                          ===========
Net asset value per share .............................   $      8.26
                                                          ===========

   The accompanying notes are an integral part of these financial statements.


                               38 | Annual Report

FT (Mauritius) Offshore Investments Limited

(Expressed in U.S. Dollars)

STATEMENT OF OPERATIONS
for the year ended October 31, 2009

Investment income:
   Dividends ........................................................................   $   604,992
                                                                                        -----------
Expenses:
   Management fees (Note 3a) ........................................................       463,731
   Administrative fees (Note 3b) ....................................................        37,467
   Custodian fees ...................................................................        79,880
   Professional fees ................................................................        18,828
   Directors' fees and expenses .....................................................        17,500
   Other ............................................................................        15,225
                                                                                        -----------
      Total expenses ................................................................       632,631
                                                                                        -----------
         Net investment income (loss) ...............................................       (27,639)
                                                                                        -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...................................................................    (7,743,691)
      Foreign currency transactions .................................................       (38,581)
                                                                                        -----------
         Net realized gain (loss) ...................................................    (7,782,272)
                                                                                        -----------
Net change in unrealized appreciation (depreciation) on:
   Investments ......................................................................    31,795,921
   Translation of other assets and liabilities denominated in foreign currencies ....       193,157
                                                                                        -----------
         Net change in unrealized appreciation (depreciation) .......................    31,989,078
                                                                                        -----------
Net realized and unrealized gain (loss) .............................................    24,206,806
                                                                                        -----------
Net increase (decrease) in net assets resulting from operations .....................   $24,179,167
                                                                                        ===========

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 39

FT (Mauritius) Offshore Investments Limited

(Expressed in U.S. Dollars)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               YEAR ENDED OCTOBER 31,
                                                                                             --------------------------
                                                                                                 2009         2008(a)
                                                                                             -----------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) .......................................................   $   (27,639)  $     47,226
      Net realized gain (loss) from investments and foreign currency transactions ........    (7,782,272)    (5,401,545)
      Net change in unrealized appreciation (depreciation) on investments and
         translation of other assets and liabilities denominated in foreign currencies ...    31,989,078    (20,843,436)
                                                                                             -----------   ------------
         Net increase (decrease) in net assets resulting from operations .................    24,179,167    (26,197,755)
                                                                                             -----------   ------------
   Capital share transactions (Note 2) ...................................................    13,720,002     60,569,101
                                                                                             -----------   ------------
         Net increase (decrease) in net assets ...........................................    37,899,169     34,371,346
Net assets:
   Beginning of year .....................................................................    34,371,346             --
                                                                                             -----------   ------------
   End of year ...........................................................................   $72,270,515   $ 34,371,346
                                                                                             ===========   ============

(a) For the period January 31, 2008 (commencement of operations) to October 31, 2008.

   The accompanying notes are an integral part of these financial statements.


                               40 | Annual Report

FT (Mauritius) Offshore Investments Limited

NOTES TO FINANCIAL STATEMENTS
(Expressed in U.S. Dollars)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

FT (Mauritius) Offshore Investments Limited (Portfolio) is registered with and regulated by the Mauritius Financial Services Commission. The Portfolio was formed for the purpose of facilitating the Franklin India Growth Fund's (Fund) purchase of securities of a wide selection of Indian companies, consistent with the Fund's investment strategies and has elected to be treated as a disregarded entity for United States federal income tax purposes.

At October 31, 2009, the Fund owned 100% of the Portfolio.

The following summarizes the Portfolio's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Portfolio follows the Fund's procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the portfolio. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


                               Annual Report | 41

FT (Mauritius) Offshore Investments Limited

(Expressed in U.S. Dollars)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Portfolio does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES

The Portfolio conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India (Treaty). To obtain benefits under the Treaty, the Portfolio must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Portfolio has obtained a certificate from the Mauritius tax authorities and believes that such certification is evidence that it is a resident of Mauritius under the Treaty. A company which is a tax resident in Mauritius under the Treaty and has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of Indian securities but is subject to Indian withholding tax on interest earned on Indian securities at the rate of 21.115% (which includes surcharges). There is no withholding tax in India in respect of dividends paid by Indian companies and such dividends are exempt in the hands of the shareholders.

The Portfolio holds a Category 1 Global Business License for the purpose of the Financial Services Act 2007 and under current laws and regulations, is subject to tax in Mauritius at the rate of 15% on its net income. However, the Portfolio is entitled to a deemed tax credit equivalent to the higher of actual foreign tax suffered or a presumed foreign tax equivalent of 80% of the Mauritian tax on its foreign source income. Thus, the effective tax rate in Mauritius should not exceed 3% (i.e. 15% less 80% of 15%). Indian companies making distributions are, however, liable to a


                               42 | Annual Report

FT (Mauritius) Offshore Investments Limited

(Expressed in U.S. Dollars)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. INCOME TAXES (CONTINUED)

dividend distribution tax equivalent to 16.995% of the dividends distributed. A company holding at least 5% of the share capital of an Indian company and receiving dividends from that Indian company may claim a credit for tax paid by the Indian company on its profits out of which the dividends were distributed including the dividend distribution tax. No Mauritian capital gains tax is payable on profits arising from sale of securities, and any dividends and redemption proceeds paid by the Portfolio to its shareholders will be exempt from withholding or other tax.

The Portfolio continues to: (i) comply with the requirements of the Treaty; (ii) be a tax resident of Mauritius; and (iii) maintain that its central management and control resides in Mauritius, and therefore management believes that the Portfolio will be able to obtain the benefits of the Treaty. Accordingly, no provision for Indian income taxes has been made in the accompanying financial statements of the Portfolio for taxes related to capital gains or dividends.

The foregoing is based upon current interpretation and practice and is subject to future changes in Indian or Mauritian tax laws and in the Treaty.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is notified of the ex-dividend date.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. GUARANTEES AND INDEMNIFICATIONS

Under the Portfolio's organizational documents, the Portfolio's officers and directors are indemnified by the Portfolio against certain liabilities arising out of the performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio expects the risk of loss to be remote.


                               Annual Report | 43

FT (Mauritius) Offshore Investments Limited

(Expressed in U.S. Dollars)

2. CAPITAL STOCK

At October 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Portfolio's shares were as follows:

                                                  YEAR ENDED OCTOBER 31,
                                  -----------------------------------------------------
                                            2009                       2008(a)
                                  -------------------------   -------------------------
                                    SHARES        AMOUNT        SHARES        AMOUNT
                                  ----------   ------------   ----------   ------------
Shares sold ...................   1,960,260    $14,423,326    7,130,902    $61,995,063
Shares redeemed................    (130,528)      (703,324)    (215,039)    (1,425,962)
                                  ---------    -----------    ---------    -----------
Net increase (decrease)........   1,829,732    $13,720,002    6,915,863    $60,569,101
                                  =========    ===========    =========    ===========

(a) For the period January 31, 2008 (commencement of operations) to October 31, 2008

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company of Franklin Advisers, Inc. (Advisers) which is the investment manager of the Portfolio.

A. MANAGEMENT FEES

The Portfolio pays an investment management fee to Advisers equal to 80% of the total management fee with the remainder to be paid by the Fund based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                     NET ASSETS
-------------------   -----------------------------------------------
     1.250%           Up to and including $1 billion
     1.200%           Over $1 billion, up to and including $5 billion
     1.150%           Over $5 billion, up to and including $10 billion
     1.100%           Over $10 billion, up to and including $15 billion
     1.050%           Over $15 billion, up to and including $20 billion
     1.000%           In excess of $20 billion

B. ADMINISTRATIVE FEES

The Portfolio pays an administrative fee to International Financial Services Limited (IFS), a Mauritius company, an annual fee of $30,000 plus reimbursement of certain expenses. Certain directors of the Portfolio are also directors of IFS.

4. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2009, aggregated $42,816,760 and $31,929,700, respectively.


                               44 | Annual Report

FT (Mauritius) Offshore Investments Limited

(Expressed in U.S. Dollars)

5. CONCENTRATION OF RISK

Investing in Indian equity securities through the Portfolio may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), differing legal standards and changing local and regional economic, political and social conditions, which may result in greater market volatility.

6. FAIR VALUE MEASUREMENTS

The Portfolio follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Portfolio's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Portfolio's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At October 31, 2009, all of the Portfolio's investments in securities carried at fair value were in Level 1 inputs.

7. SUBSEQUENT EVENTS

The Portfolio has evaluated subsequent events through December 16, 2009, the issuance date of the financial statements and determined that no events have occurred that require disclosure.


                               Annual Report | 45

FT (Mauritius) Offshore Investments Limited

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF FT (MAURITIUS) OFFSHORE INVESTMENTS LIMITED

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FT (Mauritius) Offshore Investments Limited (the "Portfolio") at October 31, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period January 31, 2008 (commencement of operations) through October 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California
December 16, 2009


                               46 | Annual Report

Franklin Templeton International Trust

SHAREHOLDER INFORMATION

FRANKLIN INDIA GROWTH FUND

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               Annual Report | 47

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Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN INDIA GROWTH FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

SUBADVISOR
Franklin Templeton Asset Management (India)
Private Limited

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

141 A2009 12/09


Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $120,353 for the fiscal year ended October 31, 2009 and $121,386 for the fiscal year ended October 31, 2008.

(b)  Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $2,762 for the fiscal year ended October 31, 2009 and $4,000 for the fiscal year ended October 31, 2008. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended October 31, 2009 and $561 for the fiscal year ended October 31, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended October 31, 2009 and $283,516 for the fiscal year ended October 31, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $2,762 for the fiscal year ended October 31, 2009 and $288,077 for the fiscal year ended October 31, 2008.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


Item 5. Audit Committee of Listed Registrants. N/A


Item 6. Schedule of Investments. N/A


Item 7. Disclosure of Proxy Voting  Policies  and  Procedures  for  Closed-End
        Management Investment Companies.                N/A


Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A


Item 9. Purchases of Equity  Securities by Closed-End Management  Investment
        Company and Affiliated Purchasers.              N/A


Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON INTERNATIONAL TRUST


By /s/LAURA F. FERGERSON
  -------------------------
    Laura F. Fergerson
    Chief Executive Officer -
      Finance and Administration
Date  December 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By /s/LAURA F. FERGERSON
  -------------------------
    Laura F. Fergerson
    Chief Executive Officer -
      Finance and Administration
Date  December 28, 2009



By /s/GASTON GARDEY
  -------------------------
   Gaston Gardey
   Chief Financial Officer and
     Chief Accounting Officer
Date  December 28, 2009